File No. 33-85592
                                                              File No. 811-8836
===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [ ]
                   Post-Effective Amendment No.  15                      [X]
                                                -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ ]
                                  Amendment No.  34                      [X]
                                                -----

                        (Check appropriate box or boxes)

                        SBL VARIABLE ANNUITY ACCOUNT VIII
                                  (Variflex LS)
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

              One Security Benefit Place, Topeka, Kansas 66636-0001 (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 438-3000

Name and Address of Agent for Service:

Amy J. Lee, Associate General Counsel
Security Benefit Group Building
One Security Benefit Place
Topeka, KS 66636-0001
(Name and address of Agent for Service)

Approximate Date of Proposed Public Offering:  May 1, 2007

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2007, pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]  on May 1, 2007, pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                                             [LOGO] SECURITY BENEFIT SM
                                                    Security Distributors, Inc.



PROSPECTUS                                    May 1, 2007


--------------------------------------------------------------------------------
VARIFLEX LS(R) VARIABLE ANNUITY
--------------------------------------------------------------------------------


                                                  --------------------
                                                   Important Privacy
                                                    Notice Included

                                                    See Back Cover
                                                  --------------------

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                         VARIFLEX LS(R) VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

              ISSUED BY:                            MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY  SECURITY BENEFIT LIFE INSURANCE COMPANY
ONE SECURITY BENEFIT PLACE               P.O. BOX 750497
TOPEKA, KANSAS 66636-0001                TOPEKA, KANSAS 66675-0497
1-800-888-2461

--------------------------------------------------------------------------------

      This Prospectus describes the Variflex LS Variable Annuity--an individual flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available for individuals in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account VIII, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (the "Underlying Fund"). The Subaccounts currently available under the Contract are:



o     AIM V.I. Basic Value                  o     MFS(R) VIT Utilities                  o     SBL Money Market
o     AIM V.I. Capital Development          o     Neuberger Berman AMT                  o     SBL Global
o     AIM V.I. Global Health Care                  Socially Responsive                  o     SBL Diversified Income
       AIM V.I. Global Real Estate          o     Oppenheimer Main Street Small Cap     o     SBL Enhanced Index
o     AIM V.I. International Growth                Fund(R)/VA                           o     SBL Mid Cap Growth
o     AIM V.I. Mid Cap Core Equity          o     PIMCO VIT All Asset                   o     SBL Managed Asset Allocation
o     American Century VP Ultra(R)          o     PIMCO VIT Commodity-                  o     SBL Equity Income
o     American Century VP Value                    RealReturn Strategy                  o     SBL High Yield
o     Dreyfus IP Technology Growth          o     PIMCO VIT Foreign Bond                o     SBL Small Cap Value
o     Dreyfus VIF International Value              (U.S. Dollar-Hedged)                 o     SBL Mid Cap Value
o     Legg Mason Partners Variable          o     PIMCO VIT Low Duration                o     SBL Small Cap Growth
       Aggressive Growth                    o     PIMCO VIT Real Return                 o     SBL Select 25
o     Legg Mason Partners Variable          o     Royce Micro-Cap                       o     SBL Alpha Opportunity
       Small Cap Growth                     o     Rydex VT Sector Rotation              o     Van Kampen LIT Comstock
o     MFS(R) VIT Research International     o     SBL Equity                            o     Van Kampen LIT Government
o     MFS(R) VIT Total Return               o     SBL Large Cap Value                   o     Van Kampen UIF Equity and Income


      Amounts allocated to the Fixed Account will accrue interest at rates that are paid by the Company as described in "The Fixed Account." Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.


      Amounts that you allocate to Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See "Annuity Option."

      You may return a Contract according to the terms of its Free-Look Right. See "Free-Look Right."


      This Prospectus concisely sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2007, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by


--------------------------------------------------------------------------------
      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


      THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE UNDERLYING FUNDS. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


      THE CONTRACT IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE VALUE OF YOUR CONTRACT WILL GO UP AND DOWN AND YOU COULD LOSE MONEY.


DATE: MAY 1, 2007
--------------------------------------------------------------------------------
V6911 (R5-06)                                                        32-69112-00

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calling 1-800-888-2461. The table of contents of the Statement of Additional
Information is set forth on page 44 of this Prospectus.

      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.


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                                        2

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page

DEFINITIONS................................................................   4

SUMMARY....................................................................   5
   Purpose of the Contract.................................................   5
   The Separate Account and the Underlying Funds...........................   5
   Fixed Account...........................................................   5
   Purchase Payments.......................................................   5
   Contract Benefits.......................................................   5
   Free-Look Right.........................................................   5
   Charges and Deductions..................................................   5
   Tax-Free Exchange.......................................................   6
   Contacting the Company..................................................   6

EXPENSE TABLES.............................................................   7
   Contract Owner Transaction Expenses.....................................   7
   Periodic Expenses.......................................................   7
   Example.................................................................   7

CONDENSED FINANCIAL INFORMATION............................................   8

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT,
AND THE UNDERLYING FUNDS...................................................  14
   Security Benefit Life Insurance Company.................................  14
   Published Ratings.......................................................  14
   Separate Account........................................................  14
   Underlying Funds........................................................  14

THE CONTRACT...............................................................  16
   General.................................................................  16

   Application for a Contract..............................................  16
   Purchase Payments.......................................................  17

   Allocation of Purchase Payments.........................................  17

   Dollar Cost Averaging Option............................................  17

   Asset Reallocation Option...............................................  18
   Transfers of Contract Value.............................................  19

   Contract Value..........................................................  21
   Determination of Contract Value.........................................  21

   Cut-Off Times...........................................................  22
   Full and Partial Withdrawals............................................  22

   Systematic Withdrawals..................................................  23
   Free-Look Right.........................................................  23
   Death Benefit...........................................................  23
   Distribution Requirements...............................................  24
   Death of the Annuitant..................................................  24

CHARGES AND DEDUCTIONS.....................................................  25
   Mortality and Expense Risk Charge.......................................  25

   Administrative Charge...................................................  25
   Premium Tax Charge......................................................  25

   Loan Interest Charge....................................................  25
   Other Charges...........................................................  25
   Variations in Charges...................................................  25
   Guarantee of Certain Charges............................................  26
   Underlying Fund Expenses................................................  26

ANNUITY PERIOD.............................................................  26
   General.................................................................  26
   Annuity Options.........................................................  26

   Selection of an Option..................................................  27

THE FIXED ACCOUNT..........................................................  27
   Interest................................................................  28
   Death Benefit...........................................................  28
   Contract Charges........................................................  28
   Transfers and Withdrawals from the Fixed Account........................  28

   Payments from the Fixed Account.........................................  29

MORE ABOUT THE CONTRACT....................................................  29
   Ownership...............................................................  29

   Designation and Change of Beneficiary...................................  29
   Dividends...............................................................  30
   Payments from the Separate Account......................................  30

   Proof of Age and Survival...............................................  30
   Misstatements...........................................................  30
   Loans...................................................................  30
   Restrictions on Withdrawals from Qualified Plans........................  31
   Restrictions Under the Texas

     Optional Retirement Program...........................................  32

FEDERAL TAX MATTERS........................................................  32
   Introduction............................................................  32


   Tax Status of Security Benefit and the Separate Account.................  32
   Income Taxation of Annuities in General--Non-Qualified Plans............  33

   Additional Considerations...............................................  34
   Qualified Plans.........................................................  35

OTHER INFORMATION..........................................................  39
   Voting of Underlying Fund Shares........................................  39
   Substitution of Investments.............................................  40
   Changes to Comply with Law and Amendments...............................  40
   Reports to Owners.......................................................  40
   Electronic Privileges...................................................  41
   State Variations........................................................  41
   Legal Proceedings.......................................................  41
   Sale of the Contract....................................................  41
   Legal Matters...........................................................  43

PERFORMANCE INFORMATION....................................................  43

ADDITIONAL INFORMATION.....................................................  43
   Registration Statement..................................................  43
   Financial Statements....................................................  43

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................  44

OBJECTIVES FOR UNDERLYING FUNDS............................................  45


APPENDIX A - IRA Disclosure Statement

APPENDIX B - Roth IRA Disclosure Statement

--------------------------------------------------------------------------------
YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR TO WHICH WE HAVE REFERRED YOU. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------

DEFINITIONS

      Various terms commonly used in this Prospectus are defined as follows:

      ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when you terminate the Contract, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ADMINISTRATIVE OFFICE -- The Annuity Administration Department of Security Benefit, P.O. Box 750497, Topeka, Kansas 66675-0497.

      ACCUMULATION UNIT -- A unit of measure used to calculate Contract Value.


      ANNUITANT -- The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated.


      ANNUITY -- A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments is made.

      ANNUITY PERIOD -- The period beginning on the Annuity Start Date during which annuity payments are made.

      ANNUITY START DATE -- The date when annuity payments are to begin.

      AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month.

      CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACT DEBT -- The unpaid loan balance including accrued loan interest.

      CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.


      CONTRACT VALUE -- The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.


      CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint
Owner: the Owner, the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's Estate.

      FIXED ACCOUNT -- An account that is part of the Company's General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company.

      GENERAL ACCOUNT -- All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      GUARANTEED RATE -- The minimum interest rate earned on the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.

      PURCHASE PAYMENT -- An amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT -- The SBL Variable Annuity Account VIII. A separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.

      SUBACCOUNT -- A division of the Separate Account of the Company which invests in a corresponding Underlying Fund.

      VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE -- The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt and any uncollected premium taxes.

--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relate to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account" and also described in the Contract.

PURPOSE OF THE CONTRACT -- The individual flexible purchase payment deferred variable annuity contract ("Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). You may also purchase the Contract on an individual basis in connection with a retirement plan qualified under Section 401, 402A, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS -- The Separate Account is divided into accounts referred to as Subaccounts. See "Separate Account." Each Subaccount invests exclusively in shares of a corresponding Underlying Fund.

      You may allocate all or a part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

FIXED ACCOUNT -- You may allocate all or a part of your Purchase Payments to the Fixed Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company, which may not be less than the Guaranteed Rate. See "The Fixed Account."

PURCHASE PAYMENTS -- The minimum initial Purchase Payment is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). See "Purchase Payments."

CONTRACT BENEFITS -- You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, subject to certain restrictions as described in "The Contract" and "The Fixed Account."

      At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals from Contract Value, subject to certain restrictions described in "The Fixed Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See "Annuity Period."

FREE-LOOK RIGHT -- You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances where it is required to do so.

CHARGES AND DEDUCTIONS -- The Company does not deduct sales load from Purchase Payments before allocating them to the Contract Value and no surrender charge is assessed upon withdrawal or surrender of a Contract. Certain charges will be deducted in connection with the Contract as described below.


      MORTALITY AND EXPENSE RISK CHARGE. The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25% of each Subaccount's average daily net assets. This charge is also deducted during the Annuity Period. See "Mortality and Expense Risk Charge."


      ADMINISTRATIVE CHARGE. The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The Company does not assess the administration charge against Contract Value which is applied under Annuity Options 1-4. See "Administrative Charge."

      PREMIUM TAX CHARGE. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals,

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                                        5

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including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."


      LOAN INTEREST CHARGE. The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

      OTHER EXPENSES. Investment advisory fees and operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees. For a description of these charges and expenses, see the Prospectus for each Underlying Fund.


      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

TAX-FREE EXCHANGES -- You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

CONTACTING THE COMPANY -- You should direct all written requests, notices, and forms required by the Contract and any questions or inquiries to Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675-0497 or by phone by calling (785) 438-3112 or 1-800-888-2461.

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                                        6

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EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

--------------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk
Charge."

--------------------------------------------------------------------------------
      Sales Load on Purchase Payments                                     None
--------------------------------------------------------------------------------
      Deferred Sales Charge                                               None
      (as a percentage of amount withdrawn attributable to Purchase
      Payments)
--------------------------------------------------------------------------------
      Transfer Fee (per transfer)                                         None
--------------------------------------------------------------------------------
PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
--------------------------------------------------------------------------------
      Net Loan Interest Charge 1                                          2.50%
--------------------------------------------------------------------------------
      Separate Account Annual Expenses (as a percentage of average
      Contract Value)
--------------------------------------------------------------------------------
         Annual Mortality and Expense Risk Charge                         1.25%
--------------------------------------------------------------------------------
         Annual Administration Charge                                     0.15%
--------------------------------------------------------------------------------
         Total Separate Account Annual Expenses                           1.40%
--------------------------------------------------------------------------------


1 The net loan cost equals the difference between the amount of interest the Company charges you for a loan (the Guaranteed Rate plus 2.5% or the Guaranteed Rate plus 2.0% if your Contract was issued on or after January 4, 1999) and the amount of interest the Company credits to the Loan Account, which is credited at the Guaranteed Rate.

--------------------------------------------------------------------------------

The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in its prospectus.


--------------------------------------------------------------------------------
                                                        MINIMUM        MAXIMUM
--------------------------------------------------------------------------------
Total Annual Underlying Fund Operating Expenses 1        0.65%         3.02% 2
--------------------------------------------------------------------------------


1 Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the period ended December 31, 2006, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the period ended December 31, 2006.


2 The actual minimum and maximum Total Annual Underlying Fund Operating Expenses for the period ended December 31, 2006 after taking into account any contractual expense waivers and/or reimbursements were 0.65% and 1.35%, respectively.

--------------------------------------------------------------------------------


EXAMPLE -- This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses and Underlying Fund fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and any of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                            1         3         5         10
                                           YEAR     YEARS     YEARS     YEARS
--------------------------------------------------------------------------------
If you surrender your
Contract at the end of                     $443     $1,338    $2,242    $4,550
the applicable time
period
--------------------------------------------------------------------------------
If you do not surrender
or annuitize your                          443      1,338     2,242     4,550
Contract
--------------------------------------------------------------------------------


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                                        7

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CONDENSED FINANCIAL INFORMATION


      The following condensed financial information presents accumulation unit values and ending accumulation units outstanding for each Subaccount for each of the following periods ended December 31.


------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

                                                            2006         $   10.91   $   12.15         79,749

AIM V.I. Basic Value Subaccount                             2005             10.49       10.91         41,010
                                                            2004(e)          10.00       10.49         20,891
------------------------------------------------------------------------------------------------------------------

AIM V.I. Capital Development Subaccount                     2006             10.37       11.88         35,950

                                                            2005(f)          10.00       10.37            581
------------------------------------------------------------------------------------------------------------------

AIM V.I. Global Health Care Subaccount                      2006             10.70       11.10         38,003

(formerly AIM V.I. Health Sciences)                         2005             10.04       10.70         41,285
                                                            2004(e)          10.00       10.04          2,174
------------------------------------------------------------------------------------------------------------------

AIM V.I. Global Real Estate Subaccount                      2006             14.23       20.01        266,986
(formerly AIM V.I. Real Estate)                             2005             12.63       14.23        167,606
                                                            2004(e)          10.00       12.63         75,584
------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Subaccount                    2006             10.72       13.51        347,802

                                                            2005(f)          10.00       10.72          6,740
------------------------------------------------------------------------------------------------------------------

                                                            2006             11.35       12.42         46,286

AIM V.I. Mid Cap Core Equity Subaccount                     2005             10.73       11.35         98,033
                                                            2004(e)          10.00       10.73        125,729
------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------

                                                            2006             10.47        9.97         89,487

American Century VP Ultra(R) Subaccount                     2005             10.41       10.47        337,465
                                                            2004(e)          10.00       10.41         50,252
------------------------------------------------------------------------------------------------------------------

                                                            2006             11.23       13.11        312,201

American Century VP Value Subaccount                        2005             10.86       11.23        220,181
                                                            2004(e)          10.00       10.86        140,875
------------------------------------------------------------------------------------------------------------------

Dreyfus IP Technology Growth                                2006             10.22       10.49          4,396

                                                            2005(f)          10.00       10.22          2,642
------------------------------------------------------------------------------------------------------------------

                                                            2006             12.47       15.05        355,800

Dreyfus VIF International Value Subaccount                  2005             11.33       12.47        378,629
                                                            2004(e)          10.00       11.33        208,686
------------------------------------------------------------------------------------------------------------------

Legg Mason Partners Variable Aggressive Growth Subaccount   2006             10.14       11.07         32,541

                                                            2005(f)          10.00       10.14            266
------------------------------------------------------------------------------------------------------------------

Legg Mason Partners Variable Small Cap Growth Subaccount    2006             10.25       11.32          4,918

                                                            2005(f)          10.00       10.25              0
------------------------------------------------------------------------------------------------------------------

MFS(R) VIT Research International Subaccount                2006             10.57       13.05         76,536

                                                            2005(f)          10.00       10.57          2,758
------------------------------------------------------------------------------------------------------------------

MFS(R) VIT Total Return Subaccount                          2006             10.09       11.10         88,646

                                                            2005(f)          10.00       10.09          8,628
------------------------------------------------------------------------------------------------------------------

MFS(R) VIT Utilities Subaccount                             2006             10.43       13.47        154,421

                                                            2005(f)          10.00       10.43          2,162
------------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Socially Responsive(g)                 2006             10.00       16.53        624,600
------------------------------------------------------------------------------------------------------------------
                                                            2006             11.93       13.49        253,788

Oppenheimer Main Street Small Cap Subaccount                2005             11.03       11.93         76,574
                                                            2004(e)          10.00       11.03         11,426
------------------------------------------------------------------------------------------------------------------

                                                            2006             11.24       11.60        134,684

PIMCO VIT All Asset Subaccount                              2005             10.73       11.24        179,124
                                                            2004(e)          10.00       10.73         27,491
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

PIMCO VIT CommodityRealReturn                               2006             10.36        9.90           9,239

Strategy Subaccount                                         2005(f)          10.00       10.36           9,073
------------------------------------------------------------------------------------------------------------------

PIMCO VIT Foreign Bond                                      2006             10.15       10.23         119,180

(U.S. Dollar-Hedged) Subaccount                             2005(f)          10.00       10.15           1,216
------------------------------------------------------------------------------------------------------------------

                                                            2006              9.96       10.21         144,545

PIMCO VIT Low Duration Subaccount                           2005             10.00        9.96         210,007
                                                            2004(e)          10.00       10.00          44,136
------------------------------------------------------------------------------------------------------------------

                                                            2006             10.60       10.53         294,272

PIMCO VIT Real Return Subaccount                            2005             10.53       10.60         383,546
                                                            2004(e)          10.00       10.53          58,155
------------------------------------------------------------------------------------------------------------------

Royce Micro-Cap Subaccount                                  2006             10.42       12.44         104,760

                                                            2005(f)          10.00       10.42          22,576
------------------------------------------------------------------------------------------------------------------

                                                            2006             11.50       12.63         157,631

Rydex VT Sector Rotation Subaccount                         2005             10.25       11.50         180,597
                                                            2004(e)          10.00       10.25          21,206
------------------------------------------------------------------------------------------------------------------

                                                            2006             19.72       21.95       1,282,749

                                                            2005             19.16       19.72       1,585,396
                                                            2004             18.03       19.16       1,176,643
                                                            2003(d)          15.03       18.03       1,510,223
                                                            2002             20.08       15.03       1,762,644
Equity Subaccount                                           2001             22.99       20.08       4,164,027
                                                            2000(c)          26.71       22.99       4,584,878
                                                            1999             25.06       26.71       5,225,093
                                                            1998             20.26       25.06       4,778,310
                                                            1997             15.96       20.26       3,449,970
                                                            1996             13.20       15.96       1,987,463
------------------------------------------------------------------------------------------------------------------

                                                            2006             19.03       22.89       1,301,186

                                                            2005             17.46       19.03       1,314,896
                                                            2004             15.98       17.46         830,596
                                                            2003(d)          12.58       15.98       1,048,184
                                                            2002             16.82       12.58       1,131,423
Large Cap Value Subaccount                                  2001             18.08       16.82       2,506,792
                                                            2000(c)          19.65       18.08       2,614,710
                                                            1999             19.58       19.65       3,145,165
                                                            1998             18.46       19.58       3,161,657
                                                            1997             14.80       18.46       2,571,374
                                                            1996             12.70       14.80       1,388,519
------------------------------------------------------------------------------------------------------------------

                                                            2006             12.65       13.03         789,895

                                                            2005             12.49       12.65         772,911
                                                            2004             12.58       12.49         361,095
                                                            2003(d)          12.69       12.58         571,102
                                                            2002             12.72       12.69       2,121,291
Money Market Subaccount                                     2001             12.43       12.72       3,232,846
                                                            2000(c)          11.89       12.43       2,820,774
                                                            1999             11.51       11.89       2,554,229
                                                            1998             11.12       11.51       2,099,523
                                                            1997             10.72       11.12       1,754,200
                                                            1996             10.35       10.72       1,520,180
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

                                                            2006             31.09       35.97       1,469,965

                                                            2005             27.77       31.09       1,821,380
                                                            2004             23.71       27.77         996,223
                                                            2003(d)          16.76       23.71       1,221,497
                                                            2002             22.00       16.76       1,258,502
Global Subaccount                                           2001             25.43       22.00       2,877,451
                                                            2000(c)          24.88       25.43       3,132,827
                                                            1999             16.43       24.88       2,659,740
                                                            1998             13.87       16.43       2,293,514
                                                            1997             13.21       13.87       1,835,594
                                                            1996             11.42       13.21       1,183,160
------------------------------------------------------------------------------------------------------------------

                                                            2006             15.81       16.18       1,241,135

                                                            2005             15.74       15.81       1,709,299
                                                            2004             15.38       15.74         985,207
                                                            2003(d)          15.12       15.38       1,323,882
                                                            2002             14.03       15.12       1,942,172
Diversified Income Subaccount                               2001             13.28       14.03       2,839,928
                                                            2000(c)          12.40       13.28       2,408,046
                                                            1999             13.07       12.40       2,665,337
                                                            1998             12.27       13.07       2,409,250
                                                            1997             11.31       12.27       1,607,065
                                                            1996             11.56       11.31       1,631,708
------------------------------------------------------------------------------------------------------------------
                                                            2005              5.90        6.01       1,016,183
                                                            2004              5.79        5.90         373,048

Large Cap Growth Subaccount(h)                              2003(d)           4.74        5.79         565,279

                                                            2002              6.59        4.74         447,595
                                                            2001              7.90        6.59         442,288
                                                            2000(c)          10.00        7.90         196,598
------------------------------------------------------------------------------------------------------------------

                                                            2006              9.07       10.34       1,137,870

                                                            2005              8.76        9.07         715,998
                                                            2004              8.09        8.76         304,225
                                                            2003(d)           6.42        8.09         374,198
Enhanced Index Subaccount                                   2002              8.45        6.42         422,513
                                                            2001              9.85        8.45       1,315,874
                                                            2000(c)          11.13        9.85       1,292,504
                                                            1999(b)          10.00       11.13         525,132
------------------------------------------------------------------------------------------------------------------

                                                            2006             36.32       37.58         936,625

                                                            2005             34.16       36.32       1,188,745
                                                            2004             31.46       34.16         694,572
                                                            2003(d)          20.41       31.46         888,272
                                                            2002             29.36       20.41       1,008,965
Mid Cap Growth Subaccount                                   2001             34.99       29.36       2,139,207
                                                            2000(c)          30.38       34.99       2,375,134
                                                            1999             19.04       30.38       1,782,076
                                                            1998             16.37       19.04       1,468,017
                                                            1997             13.84       16.37       1,234,228
                                                            1996             11.89       13.84         772,390
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

                                                            2006             19.53       21.58         976,082

                                                            2005             18.98       19.53       1,264,434
                                                            2004             17.38       18.98         701,088
                                                            2003(d)          14.23       17.38         819,501
                                                            2002             15.97       14.23         935,728
Managed Asset Allocation Subaccount                         2001             17.06       15.97       2,145,464
                                                            2000(c)          17.46       17.06       2,347,448
                                                            1999             16.14       17.46       2,496,544
                                                            1998             13.82       16.14       1,927,318
                                                            1997             11.84       13.82       1,213,323
                                                            1996             10.64       11.84         715,033
------------------------------------------------------------------------------------------------------------------

                                                            2006             25.71       30.12       1,412,067

                                                            2005             25.13       25.71       1,792,279
                                                            2004             22.28       25.13       1,038,841
                                                            2003(d)          18.04       22.28       1,175,425
                                                            2002             21.13       18.04       1,318,143
Equity Income Subaccount                                    2001             21.15       21.13       2,590,290
                                                            2000(c)          19.00       21.15       2,832,466
                                                            1999             18.69       19.00       3,406,579
                                                            1998             17.38       18.69       3,562,159
                                                            1997             13.73       17.38       3,117,060
                                                            1996             11.61       13.73       1,764,015
------------------------------------------------------------------------------------------------------------------

                                                            2006             16.52       18.11         832,570

                                                            2005             16.14       16.52         971,007
                                                            2004             14.66       16.14         652,696
                                                            2003(d)          12.22       14.66       1,053,685
                                                            2002             12.34       12.22         544,019
High Yield Subaccount                                       2001             11.99       12.34       1,266,242
                                                            2000(c)          12.35       11.99       1,288,003
                                                            1999             12.36       12.35       1,097,087
                                                            1998             11.84       12.36         945,133
                                                            1997             10.00       11.84         316,416
------------------------------------------------------------------------------------------------------------------

                                                            2006             23.44       26.21         683,290

                                                            2005             20.76       23.44         850,022
                                                            2004             17.49       20.76         384,647
Small Cap Value Subaccount                                  2003(d)          11.75       17.49         384,338
                                                            2002             12.81       11.75         355,421
                                                            2001             10.64       12.81         855,350
                                                            2000(c)          10.00       10.64         151,980
------------------------------------------------------------------------------------------------------------------
                                                            2005             19.13       19.81         590,969
                                                            2004             18.45       19.13         325,603
                                                            2003(d)          15.09       18.45         413,865
                                                            2002             19.61       15.09         574,397
                                                            2001             22.88       19.61       1,500,670

Social Awareness Subaccount(h)                              2000(c)          26.64       22.88       1,822,026

                                                            1999             23.04       26.64       1,693,412
                                                            1998             17.78       23.04       1,140,285
                                                            1997             14.69       17.78         541,120
                                                            1996             12.56       14.69         220,549
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

                                                            2006             46.84       52.96       1,401,338

                                                            2005             40.88       46.84       1,660,267
                                                            2004             32.65       40.88         636,554
                                                            2003(d)          21.46       32.65         683,628
                                                            2002             25.33       21.46         798,264
Mid Cap Value Subaccount                                    2001             23.12       25.33       2,372,237
                                                            2000(c)          17.53       23.12       2,278,938
                                                            1999             14.96       17.53       1,674,949
                                                            1998             13.01       14.96       1,108,840
                                                            1997(a)          10.00       13.01         372,693
------------------------------------------------------------------------------------------------------------------
                                                            2005              8.42        8.75         752,716
                                                            2004              7.85        8.42         281,852

Main Street Growth and Income(R) Subaccount(h)              2003(d)           6.31        7.85         340,602

                                                            2002              7.93        6.31         364,697
                                                            2001              8.93        7.93         817,450
                                                            2000(c)          10.00        8.93         513,754
------------------------------------------------------------------------------------------------------------------

                                                            2006             16.98       17.61         713,942

                                                            2005             16.02       16.98         935,725
                                                            2004             13.87       16.02         400,767
                                                            2003(d)           8.99       13.87         640,432
                                                            2002             12.41        8.99         566,281
Small Cap Growth Subaccount                                 2001             17.45       12.41       1,540,202
                                                            2000(c)          19.39       17.45       1,768,279
                                                            1999             10.50       19.39         955,644
                                                            1998              9.55       10.50         280,763
                                                            1997(a)          10.00        9.55          25,182
------------------------------------------------------------------------------------------------------------------

                                                            2006              9.18        9.73       1,142,259

                                                            2005              8.33        9.18         891,309
                                                            2004              7.56        8.33         315,221
                                                            2003(d)           6.51        7.56         449,386
Select 25 Subaccount                                        2002              9.00        6.51         561,175
                                                            2001             10.14        9.00       1,983,798
                                                            2000(c)          12.25       10.14       2,207,394
                                                            1999(b)          10.00       12.25       1,016,866
------------------------------------------------------------------------------------------------------------------

                                                            2006             11.30       12.60         358,296

Alpha Opportunity Subaccount                                2005             10.74       11.30         438,334
                                                            2004(e)          10.00       10.74         203,815
------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                                   ACCUMULATION
                                                                         BEGINNING    END OF     UNITS OUTSTANDING
SUBACCOUNT                                                  YEAR         OF PERIOD    PERIOD     AT END OF PERIOD
------------------------------------------------------------------------------------------------------------------

Van Kampen LIT Comstock Subaccount                          2006             10.19       11.66        36,085

                                                            2005(f)          10.00       10.19         1,511
------------------------------------------------------------------------------------------------------------------

Van Kampen LIT Government Subaccount                        2006             10.11       10.28        73,579

                                                            2005(f)          10.00       10.11         2,726
------------------------------------------------------------------------------------------------------------------

Van Kampen UIF Equity and Income                            2006             10.11       11.22        77,826

                                                            2005(f)          10.00       10.11         1,122
------------------------------------------------------------------------------------------------------------------


(a) Mid Cap Value Subaccount for the period July 3, 1997 (inception) through December 31, 1997. Small Cap Growth Subaccount for the period October 15, 1997 (inception) through December 31, 1997.

(b) Accumulation Unit Values for Enhanced Index Subaccount and Select 25 Subaccount are for the period May 3, 1999 (the date the Subaccounts were first publicly offered) through December 31, 1999.


(c) Small Cap Value Subaccount for the period May 1, 2000 (inception) through December 31, 2000. Beginning this year, the Accumulation units outstanding at the end of period reflect the actual number of units for Variflex LS contracts. Prior to 2000, the total number of units was reported for the entire Separate Account.


(d) Beginning in 2003, the Accumulation units outstanding at the end of period reflect the total actual units outstanding (accumulation and annuity) for Variflex LS Contracts.

(e) Accumulation unit values for these Subaccounts are for the period February 11, 2004 (the date first publicly offered) to December 31, 2004.

(f) Accumulation unit values for these Subaccounts are for the period November 15, 2005 (the date first publicly offered) to December 31, 2005.


(g) Accumulation unit values for these Subaccounts are for the period May 1, 2006 (the date first publicly offered) to December 31, 2006.

(h) On June 16, 2006 the funds underlying the SBL Large Cap Growth, SBL Main Street Growth and Income, and SBL Social Awareness Subaccounts were reorganized into SBL Fund Series Y (Select 25), SBL Fund Series H (Enhanced Index) and Neuberger Berman AMT Socially Responsive Portfolio, respectively, and Contract Value allocated to these Subaccounts on that date was transferred to the SBL Select 25, SBL Enhanced Index and Neuberger Berman AMT Socially Responsive Subaccounts, respectively. Accordingly, there were no accumulation unit values or outstanding units on or after June 16, 2006, for this Subaccount.


--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE UNDERLYING FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY -- The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.


      The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2006, the Company had total assets of approximately $12.7 billion. Together with its affiliates, the Company has total funds under management of over $18.622 billion.


      The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, an affiliate of the Company, is registered as a broker-dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Corporation, a financial services holding company.

PUBLISHED RATINGS -- The Company may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to it by one or more independent rating organizations such as A. M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT -- The Company established the Separate Account under Kansas law on September 12, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under the contracts may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent, the contracts so provide. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities, or investment vehicles. See "Substitution of Investments."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

UNDERLYING FUNDS -- Each Underlying Fund is an open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund pursues different investment objectives and policies.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------

      Shares of the Underlying Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.

      Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund's Board of Directors, and any other insurance companies that participate in the Underlying Funds are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.

      A summary of the investment objective of each of the Underlying Funds is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. More detailed information is contained in the prospectus of each Underlying Fund, including information on the risks associated with its investments and investment techniques.

      PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING. YOU MAY OBTAIN PROSPECTUSES FOR THE UNDERLYING FUNDS BY CONTACTING THE COMPANY.


      CERTAIN PAYMENTS THE COMPANY AND ITS AFFILIATES RECEIVE WITH REGARD TO THE UNDERLYING FUNDS. The Company (and its affiliates) may receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive may be significant. Making these payments may provide an adviser, sub-adviser, or distributor (or affiliate thereof) with increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting and administering the Contract and, in its role as an intermediary, the Underlying Funds. The Company and its affiliates may profit from these payments.

      12b-1 FEES. The Company and/or its affiliate, Security Distributors, Inc. ("SDI"), the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds, that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b-1 fees are paid out of Underlying Fund assets as part of the Underlying Fund's total annual underlying fund operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds' investment returns. Currently, the Company and SDI receive 12b-1 fees ranging from 0% to 0.25% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund.

      PAYMENTS FROM UNDERLYING FUND SERVICE PROVIDERS. The Company (or its affiliates) also receives payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds (including affiliated Underlying Funds). These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds' prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.


      OTHER PAYMENTS. An Underlying Fund's adviser, sub-adviser, distributor, or affiliates may provide the Company (or its affiliates) and/or broker-dealers that sell the Contract ("selling firms") with wholesaling services to assist the Company in the distribution of the Contract,

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                                       15

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may pay the Company (or its affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive to market the Underlying Funds and to cooperate with their promotional efforts.

      For details about the compensation payments the Company makes in connection with the sale of the Contract, see "Sale of the Contract."


      TOTAL PAYMENTS. Currently, the Company and its affiliates, including SDI, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments that range in total from 0.25% to a maximum of 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangement with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in the Underlying Fund.

      SELECTION OF UNDERLYING FUNDS. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. The Company also considers whether the Underlying Fund's adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.


THE CONTRACT

GENERAL -- The Company issues the Contract offered by this Prospectus. It is an individual flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options on a variable basis, a fixed basis or both beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 402A, 403(b), 408, 408A, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) pension, profit-sharing and 401(k) plans established by an employer for the benefit of its employees under
Section 401, including self-employed individuals' retirement plans (sometimes called HR-10 and Keogh plans), (2) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (3) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (4) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan. If you are purchasing the Contract as an investment vehicle for a Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT -- If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is 90. If there are Joint

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                                       16

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Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS -- The minimum initial Purchase Payment for the purchase of a Contract is $25,000 ($25 for employees of The Texas A&M system). Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $1,000 ($25 for employees of The Texas A&M system). The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is also $1,000. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and initial Purchase Payment until the Company receives them from your representative's broker-dealer. If the Company does not receive a complete application, the Company will notify you that it does not have the necessary information to issue a Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Automatic Investment Program will be accepted by the Company. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative's broker-dealer.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for transfers, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS -- In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than 1% of any payment being allocated to any one Subaccount or the Fixed Account. The allocations must be whole percentages and must total 100%. Available allocation alternatives include the Subaccounts and the Fixed Account.

      You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company's Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in "Transfers of Contract Value."

DOLLAR COST AVERAGING OPTION -- Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected.

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                                       17

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Since the price of a Subaccount's Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      An Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at lease one year.

      After the Company has received a Dollar Cost Averaging Request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify, or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging Request in proper form. Transfers will be made until the total amount elected has been transferred or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company's Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, the Subaccount has been depleted, or the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the Administrative Office. The Company requires that you wait at least one month if transfers were made on a monthly basis, or one quarter if transfers were made on a quarterly, semiannual or annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option.

      You may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under "The Fixed Account."

ASSET REALLOCATION OPTION -- Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.

      To elect this option an Asset Reallocation Request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.

      Upon receipt of the Asset Reallocation Request, the Company will effect a transfer among the Subaccounts based upon the percentages you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Reallocation Request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under "Transfers of Contract Value."

      You may make changes to the option by writing to the Company's Administrative Office or by telephone provided the proper form is completed, signed, and filed at the Company's Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company's Administrative Office. The Asset Reallocation Option will terminate automatically

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                                       18

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if a transfer is made to, or from, any Subaccount included in the allocation selected by the Contractowner. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company's Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for, the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option.

      Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Program, subject to certain restrictions described in "Transfers and Withdrawals from the Fixed Account."

TRANSFERS OF CONTRACT VALUE -- You may transfer Contract Value among the Subaccounts upon proper written request to the Company's Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and filed at the Company's Administrative Office. The minimum transfer amount is $1,000 or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.

      You may also transfer Contract Value from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account."

      The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      The Company generally does not limit the frequency of transfers, although the Company reserves the right to limit the number of transfers to 14 in a Contract Year. The Company will so limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.

      FREQUENT TRANSFER RESTRICTIONS. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing the Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers you made within the previous 12 months;

o     transfers to and from (or from and to) the same Subaccount;

o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, if you make a certain number of transfers from a Subaccount

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                                       19

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followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period (or such shorter period as specified in the chart below), the Company will prohibit further transfers to that Subaccount until such transfer may be made without violating the number of round trip transfers permitted (please see the chart below).

--------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      ROUND TRIP
                            SUBACCOUNT                                TRANSFERS
--------------------------------------------------------------------------------
SBL Money Market                                                      Unlimited
--------------------------------------------------------------------------------
Van Kampen LIT Comstock, Van Kampen UIF Equity and Income                8 (1)
--------------------------------------------------------------------------------

Oppenheimer Main Street Small Cap Fund(R)/VA, PIMCO VIT All Asset,
SBL Managed Asset Allocation                                             6 (1)
--------------------------------------------------------------------------------
AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global      4 (1)
HealthCare, AIM V.I. Global Real Estate, AIM V.I. International
Growth, AIM V.I. Mid Cap Core Equity, Dreyfus IP Technology Growth,
Dreyfus VIF International Value, Legg Mason Partners Variable
Aggressive Growth, Legg Mason Partners Variable Small Cap Growth,
MFS(R) VIT Research International, MFS(R) VIT Total Return, MFS(R)
VIT Utilities, Neuberger Berman AMT Socially Responsive, PIMCO
VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S.
Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return,
Rydex VT Sector Rotation, SBL Alpha Opportunity, SBL Diversified
Income, SBL Enhanced Index, SBL Equity, SBL Equity Income, SBL
Global, SBL High Yield, SBL Large Cap Value, SBL Mid Cap Growth,
SBL Mid Cap Value, SBL Select 25, SBL Small Cap Growth, SBL Small
Cap Value, Van Kampen LIT Government

--------------------------------------------------------------------------------
American Century VP Ultra(R), American Century VP Value                  2 (1)
--------------------------------------------------------------------------------
Royce Micro-Cap                                                          1 (2)
--------------------------------------------------------------------------------

1 Number of round trip transfers that can be made in any 12-month period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

2 Number of round trip transfers that can be made in any 45-day period before the Company will prohibit further transfers to that Subaccount. Transfers to the Subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.



--------------------------------------------------------------------------------


      In addition to the Company's own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.

      You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds' frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.

      Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases


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                                       20

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or redemptions of their shares as a result of the Underlying Fund's policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future.
You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.

      Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the SBL Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.


CONTRACT VALUE -- The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.


      On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE -- The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Contract Value, the interest credited to the Fixed Account, payment of Purchase Payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.

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      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions, including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract, affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange ("NYSE"), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the mortality and expense risk charge under the Contract, and
(5) the administrative charge under the Contract.

CUT-OFF TIMES -- Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals, death benefit payments, and Purchase Payments.

FULL AND PARTIAL WITHDRAWALS -- A Contractowner may make a partial withdrawal of Contract Value or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Account, limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5 and 6. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper Withdrawal Request form is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper Withdrawal Request form must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper Withdrawal Request form is received by the Company at its Administrative Office, less any outstanding Contract Debt and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."

      The Company requires the signature of all Owners on any request for withdrawal, and a guarantee of all such signatures to effect the transfer or exchange of all or a part of the Contract for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. The Company further requires that any request to transfer or exchange all or a part of the Contract for another investment be made upon a transfer form provided by the Company, which is available upon request.


      A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $1,000, except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request, less any applicable withdrawal or premium tax charge. Any withdrawal charge on partial withdrawals will be deducted from the requested payment amount as will any premium tax charge. Alternatively, you may request that any withdrawal and/or premium tax charge be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, the Contract Value will be reduced by an


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amount equal to the payment, or if you requested that any charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge or premium tax charge in addition to the payment amount. See "Premium Tax Charge." If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $5,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.


      The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account according to the Contractowner's instructions to the Company. If a Contractowner does not specify the allocation, the Company will deduct the withdrawal from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

      A full or partial withdrawal, including a systematic withdrawal, may result in the receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions under the Texas Optional Retirement Program." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS -- The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a beneficiary. A Contractowner may also designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. The Contractowner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner. If a Contractowner does not specify the allocation, the systematic withdrawal will be deducted from the Contract Value in the same proportion that the Contract Value is allocated among the Subaccounts and the Fixed Account.

      The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months as described under "The Fixed Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59 1/2. See "Restrictions on Withdrawals from Qualified Plans", "Restrictions under the Texas Optional Retirement Program" and "Federal Tax Matters."

FREE-LOOK RIGHT -- You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. The Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account, plus the Contract Value in the Subaccounts, plus any charges deducted from Contract Value in the Subaccounts. The Company will refund Purchase Payments allocated to the Subaccounts rather than Contract Value in those states and circumstances that require it to do so.

DEATH BENEFIT -- You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Start Date, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the

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death benefit proceeds will be calculated upon receipt of due proof of death of either Owner prior to the Annuity Start Date and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. Additionally, if the Owner is not a natural person, the amount of the death benefit will be based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

      The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt and any uncollected premium taxes. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or less on the date the Contract was issued, the amount of the death benefit will be the greatest of:

o The sum of all Purchase Payments, less any reductions caused by previous withdrawals,

o The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company, or

o     The stepped-up death benefit.

      The stepped-up death benefit is: (1) the largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (2) any Purchase Payments made since the applicable fifth year anniversary, less (3) any reductions caused by previous withdrawals since the applicable fifth year anniversary.

      If an Owner dies during the Accumulation Period and the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death (regardless of the age of any Owner on the date the Contract was issued) and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.

      The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of the age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at its Administrative Office, or (2) the total Purchase Payments received less any reductions caused by previous withdrawals. However, if due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner's death, the death benefit will be the Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at its Administrative Office.

      The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as directed by the Owner or as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.


Please note that any death benefit payment we make in excess of Contract Value is subject to our financial strength and claims-paying ability.


DISTRIBUTION REQUIREMENTS -- For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date or receive the death benefit proceeds.

      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT -- If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name

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a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.

CHARGES AND DEDUCTIONS


MORTALITY AND EXPENSE RISK CHARGE -- The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of 1.25% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts. This charge is also deducted during the Annuity Period.


      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses.

      The Company pays sales commissions to broker-dealers and other expenses associated with the promotion and sales of the Contracts. Certain charges under the Contract, including any profits realized from the mortality and expense risk charge, are designed to reimburse the Company for these costs. Broker-dealers may receive aggregate commissions of up to 3% of aggregate Purchase Payments and an annual trail commission of up to 1% of Contract Value. The Company also may pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements will vary. In addition, registered representatives may be eligible under programs adopted by the Company to receive non-cash compensation such as expense-paid due diligence trips and educational seminars. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers ("NASD").

ADMINISTRATIVE CHARGE -- The Company deducts a daily administrative charge equal to an annual rate of 0.15% of each Subaccount's average daily net assets. The administrative charge is not assessed against Contract Value which has been applied under Annuity Options 1 through 4. The purpose of this charge is to reimburse the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts. The Company does not expect to profit from this charge.

PREMIUM TAX CHARGE -- Various states and municipalities impose a tax on premiums received by insurance companies on annuity contracts. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company generally deducts this charge upon the Annuity Start Date or upon full if a premium tax was incurred and is not refundable. In Maine, the Company deducts the premium tax from Purchase Payments applied to a Non-Qualified Plan. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.


LOAN INTEREST CHARGE -- The Company charges an effective annual interest rate on a loan equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to January 4, 1999). The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to the Guaranteed Rate. After offsetting interest credited at the Guaranteed Rate, the net cost of a loan is 2% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.


OTHER CHARGES -- The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, the operations of the Company with respect to the Contracts, or payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes."

VARIATIONS IN CHARGES -- The Company may reduce or waive the amount of the administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such

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as the amount of the initial Purchase Payment or the amounts of projected
Purchase Payments.

GUARANTEE OF CERTAIN CHARGES -- The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.25% of each Subaccount's average daily net assets and the administrative charge shall not exceed an annual rate of 0.15% of each Subaccount's average daily net assets.

UNDERLYING FUND EXPENSES -- Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund's net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund's prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.

ANNUITY PERIOD

GENERAL -- You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the first annual Contract anniversary and may not be deferred beyond the Annuitant's 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or the tenth Contract Anniversary. See "Selection of an Option." If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

      On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes and any outstanding Contract Debt.

      The Contracts provide for six Annuity Options. The Company may make other Annuity Options available upon request. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Start Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. In the case of Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option, which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 10 years under Option 2.

      You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

      You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company's Administrative Office.

      Once annuity payments have commenced under Annuity Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option, make partial withdrawals or surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 and 6, an Owner may make full and partial withdrawals of Contract Value (other than systematic withdrawals) after the Annuity Start Date, subject to any applicable withdrawal charge and premium tax charge.

      The Contract specifies annuity tables for Annuity Options 1 through 4 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS --

      OPTION 1 -- LIFE INCOME. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurs prior to the due date of the second annuity payment, two if death occurs prior to the due date of the third annuity payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS

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GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE
ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 -- LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5,10,15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

      OPTION 3 -- LIFE WITH INSTALLMENT REFUND OPTION. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

      OPTION 4 -- JOINT AND LAST SURVIVOR. Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants die prior to the second annuity payment due date, two if both die prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 -- PAYMENTS FOR SPECIFIED PERIOD. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, by the Owner, with the guarantee that if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 -- PAYMENTS OF A SPECIFIED AMOUNT. Periodic annuity payments of the amount elected by the Owner will be made until the amount applied and interest thereon are exhausted, with the guarantee that if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

      VALUE OF VARIABLE ANNUITY PAYMENTS: ASSUMED INTEREST RATE. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4 are based on an "assumed interest rate" of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase, and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment, but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION -- You should carefully review the Annuity Options with your financial or tax advisers. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than Life Income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant.

      For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 95th birthday.

THE FIXED ACCOUNT

      You may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information

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regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract."


      Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.


INTEREST -- Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.

      Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Company may, in its sole discretion, anticipate changing the Current Rate from time to time. The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, in effect on the day of the new Guarantee Period.

      Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

      For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period; and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see "Transfers and Withdrawals From the Fixed Account."

      If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.

DEATH BENEFIT -- The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES -- Premium taxes will be the same for Contractowners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Fund to the extent the Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS FROM THE FIXED ACCOUNT -- You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the transfer is effected, (2) pursuant to the Dollar Cost

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Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation Request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.

      The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $1,000 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to waive or limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers, and to limit the amount that may be subject to transfers and the amount remaining in an account after a transfer.

      If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options and any systematic withdrawals from the Fixed Account will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging, Asset Reallocation or systematic withdrawals from the Fixed Account by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging or systematic withdrawal option is cancelled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary (or semiannual or annual anniversary in the case of systematic withdrawals) that corresponds to the period selected in establishing the option.

      You may also make full withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Account only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals and (3) once per Contract Year in an amount equal to the greater of $5,000 or 10% of the Contract Value in the Fixed Account at the time of the partial withdrawal. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. Systematic withdrawals from Contract Value allocated to the Fixed Account must provide for payments over a period of not fewer than 36 months. Any change in the type, frequency or amount of Systematic Withdrawals from the Fixed Account requires that a new 36 month period be started. See "Full and Partial Withdrawals" and "Systematic Withdrawals." In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if permitted under the terms of the Qualified Plan. See "Loans."

PAYMENTS FROM THE FIXED ACCOUNT -- Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.

MORE ABOUT THE CONTRACT

OWNERSHIP -- The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY -- The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner during the Accumulation Period. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided

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by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date the form is signed, subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

      Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Many Qualified Plans do not allow the designation of any primary beneficiary except a spouse unless the spouse consents and the consent is witnessed by a plan representative or a Notary Public.

DIVIDENDS -- The Contract may share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid. Certain states will not permit the Contract to be issued as a dividend-paying policy.

PAYMENTS FROM THE SEPARATE ACCOUNT -- The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will transfer Contract Value between Subaccounts or from a Subaccount to the Fixed Account within seven days after a proper written request is received at the Company's Administrative Office. However, the Company can postpone the payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

o During which the NYSE is closed, other than customary weekend and holiday closings,

o     During which trading on the NYSE is restricted as determined by the SEC,

o During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

o For such other periods as the SEC may by order permit for the protection of investors.

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.

PROOF OF AGE AND SURVIVAL -- The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS -- If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS -- If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. In addition, reference should be made to the terms of your particular Qualified Plan for any additional loan restrictions.

      When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." Amounts allocated to the Loan Account earn 3%, the minimum rate of interest guaranteed under the Fixed Account. In addition, 10% of the loaned amount will be held in the Fixed Account as security for the loan and will earn the Current Rate.

      Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be equal to the Guaranteed Rate plus 2% (2.5% if your Contract was issued prior to

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January 4, 1999). Because the Contract Value maintained in the Loan Account
(which will earn the Guaranteed Rate) will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2.0% if your Contract was issued on or after January 4, 1999 and 2.5% if your Contract was issued prior to January 4, 1999.

      Loans must be repaid within five years, unless the loan is to be used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Commencement Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.

      If you do not make any required loan payment within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, your TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS") on form 1099-R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by the IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59 1/2. Once a loan has gone into default, regularly scheduled payments will not be accepted. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the Withdrawal Value. The proceeds from the Contract will be used to repay the debt. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.

      While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.

      In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.

      You should consult with your tax adviser on the effect of a loan.

      Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Contractowners should contact their agent concerning availability of loans in their state.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS -- Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan you may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties."

      Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). The restrictions apply to tax years beginning on or after January 1, 1989. Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to your contributions made after December 31, 1988 under a salary reduction agreement begin only after you (i) reach age 59 1/2, (ii) have a severance from employment, (iii) die, (iv) become disabled, or (v) incur a hardship. Furthermore, we may not distribute to you on account of hardship gains accrued after December 31, 1988 attributable to your contributions. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, purchasing a residence, paying certain tuition expenses or paying amounts needed to avoid eviction or foreclosure, that may ONLY be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.

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      If you own a Contract purchased as a Section 403(b) tax-sheltered annuity contract, you will not be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to your contributions under a salary reduction agreement or any gains credited to your Contract after December 31, 1988 unless one of the conditions above has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a
Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to your December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. You may be able to transfer your Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under your employer's Section 403(b) arrangement.

      The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See "Federal Tax Matters" below.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM -- If you are a participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Education Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education.

FEDERAL TAX MATTERS

INTRODUCTION -- The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the IRS, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF SECURITY BENEFIT
AND THE SEPARATE ACCOUNT --

      GENERAL. The Company intends to be taxed as a life insurance company under
Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR SECURITY BENEFIT TAXES. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or the operations of the Company with respect to the Contracts, or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each

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calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of
Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating Purchase Payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL--NON-QUALIFIED PLANS -- Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY START DATE. Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.

      SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY START DATE. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

      For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

      PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed

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equal to 10% of the portion of such amount which is includable in gross income.
However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancy) of the taxpayer and his or her beneficiary;
(iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS --

      DISTRIBUTION-AT-DEATH RULES. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any Owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the Owner's interest will be distributed at least as quickly as the method in effect on the Owner's death; and (b) if any Owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a Designated Beneficiary, must be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, commencing within one year after the date of death of the Owner. If the sole Designated Beneficiary is the spouse of the deceased Owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as Owner.

      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an Owner is not an individual, the primary annuitant is considered the Owner. In that case, a change in the primary annuitant will be treated as the death of the Owner. Finally, in the case of Joint Owners, the distribution-at-death rules will be applied by treating the death of the first Owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased Owner's spouse.

      GIFT OF ANNUITY CONTRACTS. Generally, gifts of non-tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      CONTRACTS OWNED BY NON-NATURAL PERSONS. If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a Qualified Plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.


      MULTIPLE CONTRACT RULE. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non-Qualified deferred annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.


      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

      POSSIBLE TAX CHANGES. In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations,

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revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS -- The Contract may be used with Qualified Plans that meet the requirements of Section 401,402A, 403(b), 408, 408A or 457 of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantages beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's beneficiary designation or elected payment option may not be enforceable.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

      The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

      SECTION 401. Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

      In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees; (iii) provide contributions or benefits that do not exceed certain limitations; (iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan;
(v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; (vii) have a written plan document that complies with all the requirements of Code Section 401; and (viii) comply with numerous other qualification requirements.

      A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are normally not subject to tax on employer contributions until such amounts are actually distributed from the plan. Certain accounts in a 401(k) plan that allow "Roth" contributions beginning in 2006 are subject to tax when made. However, income earned on those after-tax Roth contributions can be distributed free from any federal income tax in a "qualified distribution." Other plans, rarely seen in recent years, provide or once provided for contributions that are made on an after-tax basis. For these and other 401(a) plans, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

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      Each employee's interest in a retirement plan qualified under Code Section
401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2, or retires ("required beginning date"). The required beginning date for 5% owners is April 1 of the calendar year following the year in which the owner attains age 70 1/2. Periodic distributions must be made, beginning by the required beginning date, in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service.

      If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed to a designated beneficiary before the close of the calendar year following the year of the employee's death and be made in installments at least equal to amounts determined under regulations prescribed by the Internal Revenue Service. If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2. If there is no designated beneficiary, or if delayed distributions are elected by the designated beneficiary, the entire account must be distributed by the end of the fifth full calendar year following the employee's death.

      Annuity payments distributed from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable as ordinary income.

      A "lump-sum" distribution from a retirement plan qualified under Code
Section 401 may be eligible for favorable tax treatment by certain individuals. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination of employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

      As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

      Distributions from a retirement plan qualified under Code Section 401 may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      SECTION 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity program.

      Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401."

      A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee's rights under a Section 403(b) contract must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.

      Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. Beginning in 2006, however, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.

      A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59 1/2; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship).

      Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See "Rollovers."

      ROTH 403(b). Beginning January 1, 2006, employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as "Roth contributions" under Code
Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer's 403(b) plan.

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Roth contributions may be made to this Contract in most states.

      Unlike regular or "traditional" 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.

      Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, they are "qualifying distributions" and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.

      Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account.

      Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.

      The employee may roll over distributions from a Roth 403(b) account to another Roth 403(b) account, or to a Roth IRA. A Roth account may accept a rollover from another Roth 403(b) account, but not a Roth IRA.

      SECTION 408. TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) 100% of the individual's earned income under current tax law or the applicable dollar amount as shown in the table below:

          --------------------------------------------------
                     TAX YEAR                    AMOUNT
          --------------------------------------------------
                     2006-2007                   $4,000
                2008 and thereafter              $5,000
          --------------------------------------------------


Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of the IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($80,000 for 2007 for a married couple filing a joint return and $50,000 for a single taxpayer in 2007). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.


      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

      In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the Contractowner reaches age 70 1/2--the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401." Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See "Rollovers."

      SECTION 408A. ROTH IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions.

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The regular contribution limits are phased out for taxpayers with $95,000 to
$110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000. Distributions from Roth 401(k) plans and Roth 403(b)s can be rolled over to a Roth IRA regardless of income.

      Regular contributions to a Roth IRA are not deductible and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount in a remaining Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made In amounts that satisfy IRS required minimum distribution regulations. If there is no beneficiary or if the beneficiary elects to delay distribution, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

      SECTION 457. Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments, such as schools, as well as tax-exempt organizations to defer a portion of their compensation without paying current taxes if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

      Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment in the case of a tax-exempt employer sponsor, all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or a custodial account or an annuity contract) for the exclusive benefit of plan participants. A
Section 457 plan must not permit the distribution of a participant's benefits until the participant attains age 70 1/2, terminates employment or incurs an "unforeseeable emergency."

      Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401." Since under a Section 457 plan contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made. Distributions from a Section 457 plan for a tax-exempt employer, are not eligible for tax-free rollovers. Distributions from a governmental Section 457 plan may be rolled over to another eligible retirement plan including, an IRA.

      ROLLOVERS. A "rollover" is the tax-free transfer of a distribution from one "eligible retirement plan" to another. Distributions which are rolled over are not included in the individual's gross income until some future time.

      If any portion of the balance to the credit of a participant in a Section 401 plan or Section 403(b) plan (other than Roth sources) or a governmental
Section 457 plan is paid to the participant in an "eligible rollover distribution" and the participant transfers any portion of the amount received to an "eligible retirement plan," then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another eligible retirement plan. An "eligible rollover distribution" generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, required minimum distributions, death distributions (except to a surviving spouse) and certain corrective distributions will not qualify as eligible rollover distributions. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

      An "eligible retirement plan" will be another retirement plan qualified under Code Section 401, a Section 403(b) plan, a traditional individual retirement account or annuity under Code Section 408 or a governmental deferred compensation plan under Code Section 457.

      For a Roth 401(k) or 403(b) account, a rollover, including a direct rollover, can only be made to the same kind of account in another plan (such as a Roth 401(k) to a Roth 401(k), but not a Roth 403(b)) or to a Roth IRA. In early 2006, the rules for rollovers of Roth distributions have not been made final by the Internal Revenue Service. Anyone attempting to rollover Roth 401(k) or 403(b) contributions should seek competent tax advice.

      A Section 401 plan, a Section 403(b) plan or a governmental Section 457 plan must generally provide a participant receiving an eligible rollover distribution the option to have the distribution transferred directly to another eligible retirement plan.

      TAX PENALTIES. PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the

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employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which, for Qualified Plans other than IRAs, begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that are rolled over or transferred in accordance with Code requirements; or (viii) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

      The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. In addition, the 10% penalty tax is generally not applicable to distributions from a Section 457 plan. There are two additional exceptions to the 10% penalty tax on withdrawals from IRA's before age 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

      MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

      WITHHOLDING. Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of fewer than ten years) from a Qualified Plan (other than IRAs and tax-exempt entity Section 457 plans) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER TAX CONSIDERATIONS --


      FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

      GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generations skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

      ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

      FOREIGN TAX CREDITS. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.


OTHER INFORMATION


VOTING OF UNDERLYING FUND SHARES -- The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts. However,


--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------


if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

      The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds.

      It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote.


SUBSTITUTION OF INVESTMENTS -- The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Underlying Funds should no longer be available for investment, or if Company management believes further investment in shares of any or all of the Underlying Funds should become inappropriate in view of the purposes of the Contract, the Company may substitute shares of another Underlying Fund or of a different fund for shares already purchased or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS -- The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent Purchase Payments.

REPORTS TO OWNERS -- The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year and indicating the Contract Value as of the end of the year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send out confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions

--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------

on a quarterly basis. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.

      You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of each Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

ELECTRONIC PRIVILEGES -- If the Electronic Privileges section of the application or the proper form has been completed, signed, and filed at the Company's Administrative Office, you may: (1) request a transfer of Contract Value and make changes to an existing Dollar Cost Averaging or Asset Reallocation option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request a transfer of Contract Value through the Company's Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your purchase payment allocation or Dollar Cost Averaging or Asset Allocation option, on your behalf.

      Any telephone or electronic device, whether it is the Company's, yours, your service provider's, or your registered representative's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.

      By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor any Underlying Fund will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any telephone requests, provided that the Company effects such requests in accordance with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privileges. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.

STATE VARIATIONS -- The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's Administrative Office.

LEGAL PROCEEDINGS -- The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Security Distributors, Inc. ("SDI") is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract, or SDI's ability to perform its contract with the Separate Account.



SALE OF THE CONTRACT -- The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.

      PRINCIPAL UNDERWRITER. The Company has entered into a principal underwriting agreement with its affiliate, Security Distributors, Inc. ("SDI"), for the distribution and sale of the Contract. SDI's home office is located at One Security Benefit Place, Topeka, Kansas 66636-0001. SDI, a wholly-owned subsidiary of Security Benefit Corporation, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of NASD, Inc.


      SDI does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers (including Brecek & Young Advisors, Inc., an affiliate of the Company and SDI) that have entered into selling agreements with the Company and SDI for the sale of the Contract (collectively,


--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------


"Selling Broker-Dealers"). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDI. During fiscal years 2006, 2005 and 2004,the amounts paid to SDI in connection with all variable annuity contracts sold through the Separate Account were $618,830, $502,542, and $471,129, respectively. SDI passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions in return for its services as principal underwriter for the Contract. However, the Company may pay some or all of SDI's operating and other expenses, including the following sales expenses: compensation and bonuses for SDI's management team, advertising expenses, and other expenses of distributing the Contract. In addition, the Company pays SDI an annual payment of 0.75% of all Purchase Payments received under variable annuity contracts issued by the Company to support SDI's ongoing operations.


      SELLING BROKER-DEALERS. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company may use any of its corporate assets to pay commissions and other costs of distributing the Contract, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract or from its General Account.

      COMPENSATION PAID TO ALL SELLING BROKER-DEALERS. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 3% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 1% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. The Company may periodically establish commission specials; however, unless otherwise stated, commissions paid under these specials will not exceed an additional 1% of aggregate Purchase Payments.

      The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

      ADDITIONAL COMPENSATION PAID TO SELECTED SELLING BROKER-DEALERS. In addition to ordinary commissions and non-cash compensation, the Company may pay additional compensation to selected Selling Broker-Dealers. These payments may be: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company's variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers' marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company's variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; and (5) reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.


      The following list sets forth the names of the top fifteen Selling Broker-Dealers that received additional compensation from the Company in 2006 in connection with the sale of its variable annuity contracts, variable life insurance policies, and other insurance products (including the Contract):
Vantage Securities, Inc., OFG Financial Services, Inc., Aquarius Fund Distributors, Inc., Brecek & Young Advisors, Inc., Morgan Keegan & Company, Inc., Legend Equities Corporation, PlanMember Securities Corporation, Retirement Plan Advisors, Inc., Lincoln Investment Planning, Inc., Questar Capital Corporation, Geneos Wealth Management, Inc., GWN Securities Inc., Capital Financial Services, Inc., Ohio Savings Securities, Inc., and SIMCO Financial.


      These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder may differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage

--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------

the sale of the Company's products (and/or its affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. ASK YOUR REGISTERED REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT HE OR SHE AND THE SELLING BROKER-DEALER FOR WHOM HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A CONTRACT.

      ADDITIONAL COMPENSATION PAID TO AFFILIATED SELLING BROKER-DEALERS. In addition to ordinary commissions, non-cash compensation, and additional compensation, the Company pays some or all of the operating and other expenses of its affiliated Selling Broker-Dealer, Brecek & Young Advisors, Inc. ("Brecek"), such as paid-in-capital, overhead, and legal and accounting fees. SDI also pays Brecek a marketing allowance equal to 0.50% of its aggregate sales of variable annuity contracts issued by the Company (and its affiliates). Brecek does not pay any portion of such marketing allowance to its registered representatives. Brecek pays its registered representatives a portion of the commissions received for their sales of the Contract in accordance with its respective internal compensation program.

LEGAL MATTERS -- Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law.

PERFORMANCE INFORMATION


      Performance information for the Subaccounts, including the yield and effective yield of the SBLMoney Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the SBL Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the SBL Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the SBL Money Market Subaccount yields may also become extremely low and possibly negative.


      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for a Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), will reflect the deduction of the administrative charge and the mortality and expense risk charge and may simultaneously be shown for other periods.

      Although the Contracts were not available for purchase until April 4, 1995, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT -- A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).


FINANCIAL STATEMENTS -- The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31,2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Variable Annuity Account VIII at December 31, 2006, and for each of the specified periods ended December 31, 2006 or for


--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------


portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.


TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION


      The Statement of Additional Information for the Variflex LS Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company and Subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company's toll-free telephone number at 1-800-888-2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:


GENERAL INFORMATION AND HISTORY
  Safekeeping of Assets

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS
  Section 401
  Section 403(b)
  Roth 403(b)
  Sections 408 and 408A
  Section 457

PERFORMANCE INFORMATION


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


FINANCIAL STATEMENTS

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                                       44

--------------------------------------------------------------------------------

OBJECTIVES FOR UNDERLYING FUNDS

--------------------------------------------------------------------------------
There is no guarantee that any Underlying Fund will meet its investment objective.
--------------------------------------------------------------------------------

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION MAY BE FOUND IN THE RESPECTIVE UNDERLYING FUND PROSPECTUS. PROSPECTUSES FOR THE UNDERLYING FUNDS SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS.


------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund      Series II      Long-term growth of capital       A I M Advisors, Inc.
                                                                                11 Greenway Plaza, Suite 100
                                                                                Houston, TX 77046-1179
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital               Series II      Long-term growth of capital       A I M Advisors, Inc.
Development Fund                                                                11 Greenway Plaza, Suite 100
                                                                                Houston, TX 77046-1181
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Health         Series I       Capital growth                    A I M Advisors, Inc.
Care Fund (formerly AIM                                                         11 Greenway Plaza, Suite 100
V.I. Health Sciences                                                            Houston, TX 77046-1182
Fund)
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Global Real           Series I       Achieve high total return         A I M Advisors, Inc.
Estate Fund (formerly                         through growth of capital and     11 Greenway Plaza, Suite 100
AIM V.I. Real Estate                          current income.                   Houston, TX 77046-1173
Fund)                                                                           (Investment Advisor)

                                                                                INVESCO Institutional (N.A.), Inc.
                                                                                Suite 250
                                                                                1355 Peachtree Street, NE
                                                                                Atlanta, GA 30309-3299
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International         Series II      To provide long-term growth of    A I M Advisors, Inc.
Growth Fund                                   capital                           11 Greenway Plaza, Suite 100
                                                                                Houston, TX 77046-1183
------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core          Series II      Long-term growth of capital       A I M Advisors, Inc.
Equity Fund                                                                     11 Greenway Plaza, Suite 100
                                                                                Houston, TX 77046-1184
------------------------------------------------------------------------------------------------------------------------------
American Century VP            Class II       Long-term capital growth          American Century Investment Management, Inc.
Ultra(R) Fund                                                                   4500 Main Street
                                                                                Kansas City, MO 64111-1816
------------------------------------------------------------------------------------------------------------------------------
American Century VP            Class II       Long-term capital growth          American Century Investment Management, Inc.
Value Fund                                                                      4500 Main Street
                                                                                Kansas City, MO 64111-1816
------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology           Service       Capital appreciation              The Dreyfus Corporation
Growth Portfolio                                                                200 Park Avenue
                                                                                New York, NY 10166-0039
------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF                     Service       Long-term capital growth          The Dreyfus Corporation
International Value                                                             200 Park Avenue
Portfolio                                                                       New York, NY 10166-0039
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners            Class II       Capital appreciation              Legg Mason Partners Fund Advisor, LLC
Variable Aggressive                                                             399 Park Avenue
Growth Fund                                                                     New York, NY 10022

                                                                                Subadviser:
                                                                                ClearBridge Advisors, LLC
                                                                                399 Park Ave
                                                                                New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------
Legg Mason Partners             Class I       Long-term growth of capital       Legg Mason Partners Fund Advisor, LLC
Variable Small Cap                                                              399 Park Avenue
Growth Fund                                                                     New York, NY 10022

                                                                                Subadviser:
                                                                                ClearBridge Advisors, LLC
                                                                                399 Park Ave
                                                                                New York, NY 10022
------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research             Service       Capital appreciation              Massachusetts Financial Services Company
International Series                                                            500 Boylston Street
                                                                                Boston, MA 02116-3741
------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return         Service       To provide above-average income   Massachusetts Financial Services Company
Series                                        (compared to a portfolio          500 Boylston Street
                                              invested entirely in equity       Boston, MA 02116-3741
                                              securities) consistent
                                              with the prudent employment of
                                              capital and secondarily to
                                              provide a reasonable
                                              opportunity for growth of
                                              capital and income.
------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities            Service       Capital growth and current        Massachusetts Financial Services Company
Series                                        income (income above that         500 Boylston Street
                                              available from a portfolio        Boston, MA 02116-3741
                                              invested entirely in equity
                                              securities)
------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT            Class S       Long-term growth of capital by    Neuberger Berman Management Inc.
Socially Responsive                           investing primarily in            605 Third Avenue, 2nd Floor
                                              securities of companies that      New York, NY 10158-3698
                                              meet the Fund's financial         (Investment Adviser)
                                              criteria and social policy

                                                                                Neuberger Berman, LLC
                                                                                605 Third Avenue, 2nd Floor
                                                                                New York, NY 10158-3698
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street         Service       Capital appreciation              OppenheimerFunds, Inc.
Small Cap Fund(R)/VA                                                            Two World Financial Center
                                                                                225 Liberty Street, 11th Floor
                                                                                New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT All Asset         Administrative    Maximum real return consistent    Pacific Investment Management Company LLC
Portfolio                                     with preservation of real         840 Newport Center Drive, Suite 100
                                              capital and prudent investment    Newport Beach, CA 92660-6398
                                              management
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT                   Administrative    Maximum real return consistent    Pacific Investment Management Company LLC
CommodityRealReturn                           with prudent investment           840 Newport Center Drive, Suite 100
Strategy Portfolio                            management                        Newport Beach, CA 92660-6398
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond      Administrative    Maximum total return,             Pacific Investment Management Company LLC
Portfolio (U.S.                               consistent with preservation of   840 Newport Center Drive, Suite 100
Dollar-Hedged)                                capital and prudent investment    Newport Beach, CA 92660-6398
                                              management
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Low               Administrative    Seeks maximum total return        Pacific Investment Management Company LLC
Duration Portfolio                            consistent with preservation of   840 Newport Center Drive, Suite 100
                                              capital and prudent investment    Newport Beach, CA 92660-6398
                                              management
------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return       Administrative    Maximum real return consistent    Pacific Investment Management Company LLC
Portfolio                                     with preservation of real         840 Newport Center Drive, Suite 100
                                              capital and prudent investment    Newport Beach, CA 92660-6398
                                              management
------------------------------------------------------------------------------------------------------------------------------
Royce Micro-Cap                               Long-term growth of capital       Royce & Associates, LLC
                                                                                1414 Avenue of the Americas
                                                                                New York, NY 10019-2570
------------------------------------------------------------------------------------------------------------------------------
Rydex VT Sector Rotation                      Long-term capital appreciation    Rydex Investments
Fund                                                                            9601 Blackwell Road, Suite 500
                                                                                Rockville, MD 20850-6478
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series A                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Equity)                                                                    5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series B                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Large Cap Value)                                                           5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series C                             As high a level of current        6th Avenue Investment Management Company, LLC
(SBL Money Market)                            income as is consistent with      5801 SW 6th Avenue
                                              preservation of capital by        Topeka, KS 66636-0001
                                              investing in money market
                                              securities with varying
                                              maturities.
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series D                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Global)                                                                    5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                OppenheimerFunds, Inc.
                                                                                Two World Financial Center
                                                                                225 Liberty Street, 11th Floor
                                                                                New York, NY  10281
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series E                             Current income with security of   6th Avenue Investment Management Company, LLC
(SBL Diversified Income)                      principal                         5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series H                             Outperform S&P 500 Index          6th Avenue Investment Management Company, LLC
(SBL Enhanced Index)                                                            5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                Northern Trust Investments, N.A.
                                                                                50 LaSalle Street
                                                                                Chicago, IL 60675
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series J                             Capital appreciation              6th Avenue Investment Management Company, LLC
(SBL Mid Cap Growth)                                                            5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series N                             High level of total return        6th Avenue Investment Management Company, LLC
(SBL Managed Asset                                                              5801 SW 6th Avenue
Allocation)                                                                     Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                T. Rowe Price Associates, Inc.
                                                                                100 East Pratt Street
                                                                                Baltimore, MD 21202-1090
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series O                             Substantial dividend income and   6th Avenue Investment Management Company, LLC
(SBL Equity Income)                           capital appreciation              5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                T. Rowe Price Associates, Inc.
                                                                                100 East Pratt Street
                                                                                Baltimore, MD 21202-1090
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series P                             High current income and capital   6th Avenue Investment Management Company, LLC
(SBL High Yield)                              appreciation as a secondary       5801 SW 6th Avenue
                                              objective                         Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Q                             Capital growth                    6th Avenue Investment Management Company
(SBL Small Cap Value)                                                           One Security Benefit Place
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                Wells Capital Management Incorporated
                                                                                525 Market Street, 10th Floor
                                                                                San Francisco, CA 94105
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series V                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Mid Cap Value)                                                             5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                              SHARE CLASS
UNDERLYING FUND             (IF APPLICABLE)   INVESTMENT OBJECTIVE              INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series X                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Small Cap Growth)                                                          5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                RS Investment Management, L.P.
                                                                                388 Market Street
                                                                                San Francisco, CA 94111
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Y                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Select 25)                                                                 5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
------------------------------------------------------------------------------------------------------------------------------
SBL Fund Series Z                             Long-term growth of capital       6th Avenue Investment Management Company, LLC
(SBL Alpha Opportunity)                                                         5801 SW 6th Avenue
                                                                                Topeka, KS 66636-0001
                                                                                (Investment Adviser)

                                                                                Mainstream Investment Advisers, LLC
                                                                                101 West Spring Street, Suite 401
                                                                                New Albany, IN 47150-3610
                                                                                (Sub-adviser)
------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock        Class II       Capital growth and income         Van Kampen Asset Management
Portfolio                                     through investments in equity     1221 Avenue of the Americas
                                              securities, including common      New York, NY 10020
                                              stocks, preferred stocks and
                                              securities convertible into
                                              common and preferred stocks
------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT                 Class II       High current return consistent    Van Kampen Asset Management
Government Portfolio                          with preservation of capital      1221 Avenue of the Americas
                                                                                New York, NY 10020
------------------------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity          Class II       Capital appreciation and          Morgan Stanley Investment Management Inc.
and Income Portfolio                          current income                    1221 Avenue of the Americas
                                                                                New York, NY 10020-1008
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                       49

                         VARIFLEX LS(R) VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION


                                Date: May 1, 2007



             Individual Flexible Purchase Payment Deferred Variable
                                Annuity Contract


                                    Issued by
                     Security Benefit Life Insurance Company
                        One Security Benefit Place Street
                            Topeka, Kansas 66636-0001
                                 1-800-888-2461

                                Mailing Address:
                     Security Benefit Life Insurance Company
                                 P.O. Box 750497
                            Topeka, Kansas 66675-0497
                                 1-800-888-2461



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Variflex LS Variable Annuity dated May 1, 2007, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from Security Benefit by calling 1-800-888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675-0497.



------------------------------------------------------------------------------
6911A (R5-06)                                                      32-69118-01

                                Table of Contents


                                                                         Page

GENERAL INFORMATION AND HISTORY..........................................  3
   Safekeeping of Assets.................................................  3

LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS....  3
   Section 401...........................................................  3
   Section 403(b)........................................................  3
   Roth 403(b)...........................................................  3
   Sections 408 and 408A.................................................  3
   Section 457...........................................................  4

PERFORMANCE INFORMATION..................................................  4


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................  5


FINANCIAL STATEMENTS.....................................................  5


------------------------------------------------------------------------------
                                       2

General Information and History

For a description of the Variflex LS Variable Annuity individual flexible purchase payment deferred variable annuity contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the SBL Variable Annuity Account VIII (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

Safekeeping of Assets -- The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

Limits on Purchase Payments
Paid Under Tax-Qualified
Retirement Plans

Section 401 -- The applicable annual limits on Purchase Payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total Purchase Payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $44,000, or (b) 100% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred (401(k)) arrangement under a profit sharing plan are subject to additional annual limits under Section 402(g). Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. Rollover contributions are not subject to the annual limitations described above.

Section 403(b) -- Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.


Section 402(g) generally limits an employee's annual elective contributions to a 403(b) annuity and any 401(k) arrangement to $15,500 for tax year 2007. The $15,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch-up contributions equal to $5,000 can be made to a 403(b) annuity during the 2007 tax year. The $5,000 limit may be adjusted for inflation in $500 increments for future tax years.


The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the limit by $3,000 per year, subject to an aggregate limit on the excess of $15,000 for all years.


Section 415(c) also provides an overall limit on the amount of employer and employee elective contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. Generally the
Section 415(c) limit for 2007 is the lesser of (i) $45,000, or (ii) 100% of the employee's annual compensation.

Roth 403(b) -- Elective Contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a "qualifying distribution." Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions--$15,500 in 2007 with a $5,000 limit on catch up contributions on or after age 50, and a special additional $3,000 limit for for employees who have at least 15 years of service with a "qualified employer. Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $15,500 elective contribution limit makes $8,000 in contributions to a Roth annuity contract, the individual can only make $7,500 in contributions to a traditional 403(b) contract in the same year.


Sections 408 and 408A -- Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

-------------------------- -----------------
        Tax Year                Amount
-------------------------- -----------------

          2007                  $4,000

   2008 and thereafter          $5,000
-------------------------- -----------------

-------------------------------------------------------------------------------
                                       3

If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year.

Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is at least equal to the combined contributions. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $45,000. Salary reduction contributions, if any, are subject to additional annual limits.

Section 457 -- Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $15,500 or (ii) 100% of the employee's includable compensation.

The $15,500 limit may be adjusted for inflation in $500 increments for future tax years.


If the employee participates in more than one Section 457 plan, the applicable dollar limit applies to contributions to all such programs. The Section 457 limit may be increased during the last three years ending before the year the employee reaches his or her normal retirement age. In each of these last three years, the plan may permit a special "catch-up" amount in addition to the regular amount to be deferred. Alternatively, if an individual is age 50 or over, catch-up contributions can be made to a Section 457 plan established by a governmental employer during the tax year equal to $5,000.


The $5,000 limit may be adjusted for inflation in $500 increments for future tax years. An individual eligible for both types of catch up contributions can make the type that produces the highest total contribution limit.


Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield, average annual total return, and total return of all Subaccounts, except the SBL Money Market Subaccount, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

Quotations of yield for the SBL Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the SBL Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)365/7] - 1

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5 or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 +
T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charge. Quotations of total return may simultaneously be shown for other periods.

Where the Underlying Fund in which a Subaccount invests was established prior to inception of the Subaccount, quotations of average annual and total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations will be based upon the performance of the Subaccount's corresponding Underlying Fund adjusted to reflect deduction of the mortality and expense risk charge and the administrative charge.

Quotations of total return for any Subaccount of the Separate Account will be based on a hypothetical investment in an Account over a certain period and will

-------------------------------------------------------------------------------
                                       4
be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis).

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Funds in which the Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Variable Annuity Account VIII at December 31, 2006, and for each of the specified periods ended December 31, 2006, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, 1200 Main Street, Kansas City, Missouri 64105-2143, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Financial Statements


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the financial statements of Variable Annuity Account VIII at December 31, 2006, and for each of the specified periods ended December 31, 2006, or for portions of such periods as disclosed in the financial statements, are set forth herein, following this section.


The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

CONSOLIDATED FINANCIAL STATEMENTS

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2006, 2005, and 2004
With Report of Independent Registered Public Accounting Firm

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                        Consolidated Financial Statements

                  Years Ended December 31, 2006, 2005, and 2004


                                    CONTENTS

Report of Independent Registered Public Accounting Firm........................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets....................................................2
Consolidated Statements of Income..............................................4
Consolidated Statements of Changes in Stockholder's Equity.....................5
Consolidated Statements of Cash Flows..........................................6
Notes to Consolidated Financial Statements.....................................8

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

March 2, 2007

                   Security Benefit Life Insurance Company
                              and Subsidiaries

                         Consolidated Balance Sheets


                                                                                             DECEMBER 31
                                                                                         2006              2005
                                                                              -------------------------------------
                                                                                           (In Thousands,
                                                                                        Except Share Amounts)
ASSETS
Investments:
  Securities available-for-sale:
   Bonds                                                                             $ 4,798,347       $ 4,844,508
   Equity securities                                                                      85,565            71,396
  Bonds held-to-maturity                                                                  33,488            36,316
  Mutual funds                                                                            90,749            97,935
  Policy loans                                                                           101,314            95,782
  Cash and cash equivalents                                                               66,887            88,264
  Short-term investments                                                                   8,480             9,770
  Other invested assets                                                                   97,536            78,764
                                                                              -------------------------------------
Total investments                                                                      5,282,366         5,322,735

Accrued investment income                                                                 45,367            45,036
Collateral held for securities lending                                                   179,868           499,683
Accounts receivable                                                                       17,052             9,514
Income taxes receivable                                                                    3,705             4,105
Reinsurance recoverable                                                                  508,506           502,575
Property and equipment, net                                                               60,106            62,034
Deferred policy acquisition costs                                                        463,607           425,411
Deferred sales inducement costs                                                          103,094            79,490
Other assets                                                                             103,841            99,440
Separate account assets                                                                6,502,869         5,508,396
                                                                              -------------------------------------
Total assets                                                                         $13,270,381       $12,558,419
                                                                              =====================================



                                       2

                                                                                              DECEMBER 31
                                                                                         2006              2005
                                                                              -------------------------------------
                                                                                           (In Thousands,
                                                                                        Except Share Amounts)
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Policy reserves and annuity account values                                         $ 5,514,176       $ 5,485,378
  Policy and contract claims                                                               4,223             5,560
  Other policyholder funds                                                                18,439            18,888
  Accounts payable and accrued expenses                                                   64,925            62,263
  Deferred income tax liability                                                           91,689            67,974
  Long-term debt                                                                         150,000           150,000
  Mortgage debt                                                                           44,004            45,566
  Securities lending obligation                                                          179,868           499,683
  Other liabilities                                                                       18,647            21,524
  Separate account liabilities                                                         6,502,869         5,508,396
                                                                              -------------------------------------
Total liabilities                                                                     12,588,840        11,865,232

Stockholder's equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding                                                 7,000             7,000
Additional paid-in capital                                                                43,631            43,631
Accumulated other comprehensive loss                                                     (21,931)           (2,963)
Retained earnings                                                                        652,841           645,519
                                                                              -------------------------------------
Total stockholder's equity                                                               681,541           693,187


                                                                              -------------------------------------
Total liabilities and stockholder's equity                                           $13,270,381       $12,558,419
                                                                              =====================================

See accompanying notes.


            Security Benefit Life Insurance Company
                       and Subsidiaries

               Consolidated Statements of Income


                                                                                  YEAR ENDED DECEMBER 31
                                                                          2006             2005             2004
                                                                ---------------------------------------------------
                                                                                     (In Thousands)
Revenues:
  Insurance premiums and other considerations                          $   7,689         $  8,997         $  7,120
  Asset-based fees                                                       152,940          131,622          124,303
  Other product charges                                                   31,007           29,152           27,922
  Net investment income                                                  268,922          252,978          225,958
  Net realized/unrealized capital gains                                    2,542            2,342            2,536
Other revenues                                                            13,173           16,381           11,992
                                                                ---------------------------------------------------
Total revenues                                                           476,273          441,472          399,831

Benefits and expenses:
  Annuity benefits:
   Interest credited to account balances                                 199,383          175,876          154,620
   Benefits in excess of account balances                                 34,130           27,630           15,673
  Traditional life insurance benefits                                       (704)           1,554           (1,937)
  Other benefits                                                          (4,089)          (4,353)           8,363
                                                                ---------------------------------------------------
  Total benefits                                                         228,720          200,707          176,719

  Commissions and other operating expenses                               109,167          103,931          100,646
  Amortization of deferred policy acquisition
   costs                                                                  55,853           57,416           41,467
  Interest expense                                                        14,862           14,968           15,505
  Other expenses                                                           9,887            9,726            8,843
                                                                ---------------------------------------------------
Total benefits and expenses                                              418,489          386,748          343,180
                                                                ---------------------------------------------------

Income before income tax expense                                          57,784           54,724           56,651
Income tax expense                                                        10,462            9,436            6,072
                                                                ---------------------------------------------------
Net income                                                              $ 47,322         $ 45,288         $ 50,579
                                                                ===================================================


See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

           Consolidated Statements of Changes in Stockholder's Equity


                                                                             ACCUMULATED
                                                               ADDITIONAL       OTHER
                                                    COMMON      PAID-IN     COMPREHENSIVE    RETAINED
                                                    STOCK       CAPITAL     INCOME (LOSS)    EARNINGS      TOTAL
                                               --------------------------------------------------------------------
                                                                            (In Thousands)

Balance at January 1, 2004                          $ 7,000          $ -         $ 9,479    $ 641,283    $ 657,762
  Comprehensive income:
   Net income                                             -            -               -       50,579       50,579
   Other comprehensive income, net                        -            -          15,405            -       15,405
                                                                                                     -------------
  Comprehensive income                                                                                      65,984
  Transfer of net assets of subsidiary
   to parent company in exchange
   for intercompany promissory note                       -       43,631               -      (43,631)           -
  Dividends paid                                          -            -               -      (10,000)     (10,000)
                                               --------------------------------------------------------------------
Balance at December 31, 2004                          7,000       43,631          24,884      638,231      713,746
  Comprehensive income:
   Net income                                             -            -               -       45,288       45,288
   Other comprehensive loss, net                          -            -         (27,847)           -      (27,847)
                                                                                                     -------------
  Comprehensive income                                                                                      17,441
  Dividends paid                                          -            -               -      (38,000)     (38,000)
                                               --------------------------------------------------------------------
Balance at December 31, 2005                          7,000       43,631          (2,963)     645,519      693,187
  Comprehensive income:
   Net income                                             -            -               -       47,322       47,322
   Other comprehensive loss, net                          -            -         (18,968)           -      (18,968)
                                                                                                     -------------
  Comprehensive income                                                                                      28,354
  Dividends paid                                          -            -               -      (40,000)     (40,000)
                                               --------------------------------------------------------------------
Balance at December 31, 2006                        $ 7,000     $ 43,631       $ (21,931)    $652,841     $681,541
                                               ====================================================================


See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                      Consolidated Statements of Cash Flows


                                                                                  YEAR ENDED DECEMBER 31
                                                                              2006           2005           2004
                                                                     ----------------------------------------------
                                                                                       (In Thousands)
OPERATING ACTIVITIES
Net income                                                                  $ 47,322      $ 45,288        $ 50,579
Adjustments to reconcile net income to net cash and
  cash equivalents provided by operating activities:
   Net realized/unrealized capital gains                                      (2,542)       (2,342)         (2,536)
   Depreciation                                                                4,634         4,483           4,169
   Amortization of investment premiums and discounts                          10,137         7,388          10,905
   Annuity and interest-sensitive life products -
    interest credited to account balances                                    199,383       175,876         154,620
   Policy acquisition costs deferred                                         (85,308)      (77,268)        (74,896)
   Amortization of deferred policy acquisition costs                          55,853        57,416          41,467
   Sales inducement costs deferred                                           (36,838)      (30,676)        (16,904)
   Amortization of sales inducement costs                                     13,234        11,501           8,222
   Net sales of mutual funds, trading                                          9,018           532          17,775
   Other changes in operating assets and liabilities                           6,494        19,459         (19,647)
                                                                     ----------------------------------------------
Net cash and cash equivalents provided by operating
  activities                                                                 221,387       211,657         173,754

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
  Bonds available-for-sale                                                   524,353       761,924         719,493
  Equity securities available-for-sale                                         2,815         9,533          57,000
  Bonds held-to-maturity                                                       3,332         8,557          14,301
  Mutual funds, other than trading                                            35,270        42,523             211
  Mortgage loans                                                                   -           646           9,623
  Other invested assets                                                        2,890        13,251           2,905
                                                                     ----------------------------------------------
                                                                             568,660       836,434         803,533
Acquisitions of investments:
  Bonds available-for-sale                                                  (515,608)     (878,879)     (1,100,062)
  Equity securities available-for-sale                                       (14,654)      (16,591)        (62,863)
  Mutual funds, other than trading                                              (793)      (36,401)        (53,328)
  Other invested assets                                                      (24,537)      (51,023)         (6,683)
                                                                     ----------------------------------------------
                                                                            (555,592)     (982,894)     (1,222,936)

Net (purchases) sales of property and equipment                               (1,615)       (1,638)         13,924
Net purchases of short-term investments                                      (33,582)            -          (6,761)
Net (decrease) increase in policy loans                                       (5,532)       (3,173)          1,645
                                                                     ----------------------------------------------
Net cash and cash equivalents used in investing activities                   (27,661)     (151,271)       (410,595)


                                       6

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                Consolidated Statements of Cash Flows (continued)


                                                                                  YEAR ENDED DECEMBER 31
                                                                             2006           2005           2004
                                                                     ----------------------------------------------
                                                                                        (In Thousands)
FINANCING ACTIVITIES
Payments on mortgage debt                                                   $ (1,562)     $ (1,460)       $ (1,364)
Dividends paid                                                               (40,000)      (38,000)        (10,000)
Deposits to annuity account balances                                         554,400       634,893         629,417
Withdrawals from annuity account balances                                   (727,941)     (624,113)       (441,702)
                                                                     ----------------------------------------------
Net cash and cash equivalents (used in) provided by
  financing activities                                                      (215,103)      (28,680)        176,351
                                                                     ----------------------------------------------

(Decrease) increase in cash and cash equivalents                             (21,377)       31,706         (60,490)
Cash and cash equivalents at beginning of year                                88,264        56,558         117,048
                                                                     ----------------------------------------------
Cash and cash equivalents at end of year                                    $ 66,887      $ 88,264        $ 56,558
                                                                     ==============================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (received) during the year for:
  Interest                                                                  $ 14,846      $ 15,210        $ 16,180
                                                                     ==============================================

  Income taxes                                                              $ (3,696)     $  9,322        $ (1,721)
                                                                     ==============================================

NONCASH INVESTING AND FINANCING ACTIVITIES
Transfer of net assets of subsidiary to parent company
in exchange for intercompany promissory note                                $      -      $      -        $ 43,631
                                                                     ==============================================

See accompanying notes.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 2006


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels.

The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corporation (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company. In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

BASIS OF PRESENTATION

The consolidated financial statements include the operations and accounts of the Company and its subsidiary, Security Management Company, LLC (SMC), and prior to April 14, 2004, Security Benefit Group, Inc. (SBG). (See Note 13.) The consolidated financial statements of SBG include its subsidiaries, First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Security Financial Resources, Inc. Significant intercompany accounts and transactions have been eliminated in consolidation. The Company's ownership of SMC was 90% at December 31, 2006 and 2005. Minority interest amounts held by SBC of $1,593,000 and $241,000 in the net income and members' equity of SMC, respectively, are included in consolidated other expenses and other liabilities for the year ended December 31, 2006. As of December 31, 2005, minority interest amounts held by SBC are $2,621,000 and $430,000 in the net income and members' equity of SMC, respectively, and are included in consolidated other expenses and other liabilities.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect amounts reported and disclosed. Actual results could differ from those estimates. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from those estimates.

ACCOUNTING CHANGES

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. This SOP addressed an insurance enterprise's accounting for certain fixed and variable contract features not covered by other authoritative accounting guidance.

SOP 03-01 requires the recognition of a liability in addition to the contract account value in cases where the insurance benefit feature results in gains in early years followed by losses in later years. The accrual and release of the additional liability also impacts the amortization of deferred policy acquisition costs.

The guidance also required that if the separate account arrangement does not meet the newly specified criteria of a separate account, assets and liabilities under the arrangement should be accounted for, valued, and reported as general account assets and liabilities of the Company. Revenue and expenses related to such arrangements are recognized within the respective revenue and expense lines in the consolidated statements of income.

SOP 03-01 was adopted effective January 1, 2004.

In March 2004, the Emerging Issues Task Force (EITF) reached a final consensus on Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1). EITF 03-1 was intended to provide accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted under the cost method should be considered other than temporary and recognized in income. In September 2004, the Financial Accounting Standards Board (FASB) issued Financial Staff Position (FSP) EITF 03-1-1, delaying the effective date for the accounting and measurement provisions of EITF 03-1 until further clarification could be provided.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FSP FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, was issued in November 2005 and nullifies certain provisions of EITF 03-1. FSP FAS 115-1 and FAS 124-1 addresses
(1) when an investment should be considered impaired, (2) whether an impairment should be deemed other than temporary, and (3) measuring an impairment loss. The effective date for FSP FAS 115-1 and FAS 124-1 is for the reporting periods that begin after December 15, 2005. The adoption of FSP FAS 115-1 and FAS 124-1 did not have a material impact on the Company's consolidated financial statements.

On September 19, 2005, the Accounting Standards Executive Committee (AcSEC) issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. AcSEC defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from the replaced contract should not be deferred in connection with the replacement contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is analyzing the impact of adopting SOP 05-1.

In February 2006, the FASB issued Statement of Financial Accounting Standards
(SFAS) No. 155, Accounting for Certain Hybrid Financial Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that would otherwise require bifurcation, if the holder irrevocably elects to account for the whole instrument on a fair value basis, and clarifies various aspects of SFAS No. 133 and SFAS No. 140 relating to derivative financial instruments and qualifying special-purpose entities holding derivative financial instruments. SFAS No. 155 is effective for all financial instruments acquired or issued for fiscal years beginning after September 15, 2006, which for the Company is January, 1 2007. The adoption of SFAS No. 155 is not expected to have a material impact on the Company's consolidated financial statements.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In July 2006, the FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN No. 48). FIN No. 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN No. 48 prescribes a recognition threshold and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 establishes a two-step process for evaluation of tax positions. The first step is recognition, under which the enterprise determines whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The enterprise is required to presume the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The second step is measurement, under which a tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. Therefore, FIN No. 48 is effective for the Company's fiscal year beginning January 1, 2007. The cumulative effect of adopting FIN No. 48 is required to be reported as an adjustment to the opening balance of retained earnings (or other appropriate components of equity) for that fiscal year, presented separately. The Company is analyzing the impact of adopting FIN No. 48.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures regarding fair value measurements. The statement applies whenever other standards require or permit that assets or liabilities be measured at fair value. The statement does not require new fair value measurements, but rather provides a definition and framework for measuring fair value which will result in greater consistency and comparability among financial statements prepared under GAAP. The statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, which for the Company is January 1, 2008. The Company has not yet completed its assessment of the impact of SFAS No. 157.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the interest method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of income as a component of net realized/unrealized capital gains.

Equity securities include nonaffiliated mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the consolidated statements of income as a component of net realized/unrealized capital gains.

Mutual funds include affiliated mutual funds and seed money investments. During 2005 and 2004, a portion of the mutual funds investments was purchased to generate returns for certain liabilities. Mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the consolidated statements of income as a component of net realized/unrealized capital gains.

Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized gains and losses related to trading securities, other-than-temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/unrealized capital gains in the consolidated statements of income.

Policy loans are reported at unpaid principal. Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for by using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Total assets of the unconsolidated entities amounted to $84.7 million and $65 million

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

at December 31, 2006 and 2005, respectively. During 2006, 2005, and 2004, the Company included $6.3 million, $2.7 million, and $(324,000), respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities. Cash and cash equivalents include operating cash, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

In July 2005, the Company entered into an agreement to make certain securities available to be loaned. Securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% of the fair value of the domestic securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral provided as necessary. The Company accepts collateral that can be sold or repledged. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities lending activities used to generate income are included in net investment income. The cash collateral received on these loaned securities is recorded in the Company's consolidated balance sheets.

DERIVATIVES

The Company recognizes all derivative financial instruments, such as interest rate swaps and futures contracts, in the consolidated financial statements at fair value, regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Sales inducements such as premium or interest bonuses are not included in deferred policy acquisition costs. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of expected gross profits from investment (gross blended separate account return assumption of 6.5% for the years 2007 through 2011 and 8.5% thereafter), mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

DEFERRED SALES INDUCEMENT COSTS

Deferred sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in deferred policy acquisition costs and were reclassified as part of the adoption of SOP 03-01. The amounts capitalized are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs.

PROPERTY AND EQUIPMENT

Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which is 3 to 39 years.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The following is a summary of property and equipment at cost less accumulated depreciation at December 31:


                                                                                  2006               2005
                                                                           ------------------------------------
                                                                                     (In Thousands)

     Land                                                                     $        450      $        450
     Land improvements                                                                 539                 -
     Data processing equipment                                                         399               108
     Computer software                                                              18,148            17,884
     Other                                                                           1,761             1,712
     Building                                                                       52,139            51,560
     Furniture                                                                       6,687             6,001
                                                                           ------------------------------------
                                                                                    80,123            77,715
     Less accumulated depreciation                                                  20,017            15,681
                                                                           ------------------------------------
                                                                              $     60,106      $     62,034
                                                                           ====================================


The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company. During 2005, the lease was modified to increase the amount of office space leased to the FHLB. The remaining terms of the operating lease remain unchanged. Expected future minimum rents to be received from the FHLB at December 31, 2006, related to the noncancelable portion of the lease are $955,000 annually for years 2007 through 2011 and $5,175,000 thereafter.

BUSINESS OWNED LIFE INSURANCE

The Company has invested in business owned life insurance. The investment is carried in other assets at net policy value of $74,089,000 and $70,699,000 at December 31, 2006 and 2005, respectively, with the change in value of $3,390,000, $3,310,000, and $3,461,000 for 2006, 2005, and 2004, respectively, recorded in other income.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

POLICY RESERVES AND ANNUITY ACCOUNT VALUES

Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2.75% to 10% during 2006, from 1.5% to 15% during 2005, and from 2% to 9% during 2004.

DEFERRED INCOME TAXES

Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of income as a component of income tax expense, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company will record a valuation allowance to reduce its deferred income tax assets when there is uncertainty regarding the ability to realize these benefits. The valuation allowance as of December 31, 2006, is $5,660,000 (see Note 8). There was no valuation allowance as of December 31, 2005.

RECOGNITION OF REVENUES

Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against contract holder account balances during the period.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and cash equivalents and short-term investments: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

     Investment securities: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Business owned life insurance and mortgage loans: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

     Interest rate swaps: Fair values of the Company's interest rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or, if there are no relevant comparable contracts, on pricing models or formulas using current assumptions.

     Policy loans: Fair values for policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     Investment-type insurance contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

     Long-term debt and mortgage debt: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

     Separate account assets and liabilities: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

RECLASSIFICATIONS

Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


2. INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2006 and 2005, is as follows:


                                                                      DECEMBER 31, 2006
                                                    -------------------------------------------------------
                                                                       GROSS         GROSS
                                                        AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                                          COST         GAINS         LOSSES        VALUE
                                                    -------------------------------------------------------
                                                                        (In Thousands)
 AVAILABLE-FOR-SALE
 Bonds:
    U.S. Treasury securities and obligations of
      U.S. government corporations and agencies       $   192,478  $       63     $   2,525   $    190,016
    Corporate securities                                2,608,449      23,319        34,963      2,596,805
    Mortgage-backed securities                          1,871,724       3,341        30,279      1,844,786
    Asset-backed securities                               167,728         499         1,487        166,740
                                                    -------------------------------------------------------
 Total bonds                                          $ 4,840,379  $   27,222     $  69,254   $  4,798,347
                                                    =======================================================

 Equity securities                                    $    85,205  $      380     $      20   $     85,565
                                                    =======================================================

 HELD-TO-MATURITY
 Bonds:
    Obligations of states and political subdivisions  $     1,634  $        -     $      72   $      1,562
    Corporate securities                                   31,704       1,986             -         33,690
    Mortgage-backed securities                                150           -             -            150
                                                    -------------------------------------------------------
 Total bonds                                          $    33,488  $    1,986     $      72   $     35,402
                                                    =======================================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)


                                                                          DECEMBER 31, 2005
                                                        -------------------------------------------------------
                                                                          GROSS         GROSS
                                                           AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                                             COST         GAINS         LOSSES        VALUE
                                                        -------------------------------------------------------
                                                                            (In Thousands)
     Available-for-sale
     Bonds:
        U.S. Treasury securities and obligations of
          U.S. government corporations and agencies       $   317,865  $      145     $   4,212    $   313,798
        Corporate securities                                2,472,008      37,766        25,016      2,484,758
        Mortgage-backed securities                          1,917,011       7,457        25,896      1,898,572
        Asset-backed securities                               148,125         577         1,322        147,380
                                                        -------------------------------------------------------
     Total bonds                                          $ 4,855,009  $   45,945     $  56,446    $ 4,844,508
                                                        =======================================================

     Equity securities                                    $    71,256  $      141     $       1    $    71,396
                                                        =======================================================

     Held-to-maturity
     Bonds:
        Obligations of states and political subdivisions  $     1,967  $        -     $     102    $     1,865
        Corporate securities                                   33,582       2,554           152         35,984
        Mortgage-backed securities                                767           -             -            767
                                                        -------------------------------------------------------
     Total bonds                                          $    36,316  $    2,554     $     254    $    38,616
                                                        =======================================================


The amortized cost and fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.


                                                       AVAILABLE-FOR-SALE              HELD-TO-MATURITY
                                                 --------------------------------------------------------------
                                                     AMORTIZED          FAIR          AMORTIZED        FAIR
                                                       COST            VALUE            COST           VALUE
                                                 --------------------------------------------------------------
                                                                        (In Thousands)

     Due in one year or less                       $      89,885  $      85,822    $         -    $         -
     Due after one year through five years             1,054,386      1,050,198          8,514          8,651
     Due after five years through ten years              663,182        655,999         18,346         19,305
     Due after ten years                                 993,474        994,802          6,478          7,296
     Mortgage-backed securities                        1,871,724      1,844,786            150            150
     Asset-backed securities                             167,728        166,740              -              -
                                                 --------------------------------------------------------------
                                                   $   4,840,379  $   4,798,347    $    33,488    $    35,402
                                                 ==============================================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows (in thousands):


                                                                    DECEMBER 31, 2006
                                           ---------------------------------------------------------------------
                                             LESS THAN 12 MONTHS  GREATER THAN OR EQUAL
                                                                       TO 12 MONTHS
                                           ----------------------------------------------
                                                           GROSS                GROSS      TOTAL    TOTAL GROSS
                                               CARRYING  UNREALIZED  CARRYING UNREALIZED  CARRYING   UNREALIZED
                                               AMOUNT      LOSSES     AMOUNT    LOSSES     AMOUNT      LOSSES
                                           ---------------------------------------------------------------------
     Fixed maturities, available-for-sale:
        U.S. Treasury securities and
          obligations of U.S. government
          corporations
          and agencies                       $  14,094   $    195  $  171,944  $  2,330  $  186,038  $  2,525
        Corporate securities                   425,642      4,674     885,435    30,289   1,311,077    34,963
        Mortgage-backed securities             322,654      2,661   1,243,145    27,618   1,565,799    30,279
        Asset-backed securities                 64,695        682      22,295       805      86,990     1,487
                                           ---------------------------------------------------------------------
     Total fixed maturities,                 $ 827,085   $  8,212  $2,322,819  $ 61,042  $3,149,904  $ 69,254
        available-for-sale
                                           =====================================================================

     Total equity securities,
        available-for-sale                   $       -   $      -  $       20  $     20  $       20  $     20
                                           =====================================================================

     Fixed maturities, held-to-maturity      $       -   $      -  $    1,634  $     72  $    1,634  $     72
                                           =====================================================================

                                                                    DECEMBER 31, 2005
                                           ---------------------------------------------------------------------
                                             LESS THAN 12 MONTHS  GREATER THAN OR EQUAL
                                                                       TO 12 MONTHS
                                           ----------------------------------------------
                                                            GROSS                GROSS       TOTAL   TOTAL GROSS
                                              CARRYING   UNREALIZED CARRYING   UNREALIZED  CARRYING  UNREALIZED
                                                AMOUNT     LOSSES     AMOUNT     LOSSES      AMOUNT     LOSSES
                                           ---------------------------------------------------------------------
     Fixed maturities, available-for-sale:
        U.S. Treasury securities and
          obligations of U.S. government
          corporations
          and agencies                      $  144,909   $  2,044  $ 157,802  $  2,168   $  302,711  $  4,212
        Corporate securities                   663,856     12,325    367,095    12,691    1,030,951    25,016
        Mortgage-backed securities             935,675     11,690    424,355    14,206    1,360,030    25,896
        Asset-backed securities                 68,031        640     19,076       682       87,107     1,322
                                           ---------------------------------------------------------------------
     Total fixed maturities,                $1,812,471   $ 26,699  $ 968,328  $ 29,747   $2,780,799  $ 56,446
        available-for-sale
                                           =====================================================================

     Total equity securities,
        available-for-sale                  $        -   $      -  $       1  $      1   $        1  $      1
                                           =====================================================================

     Fixed maturities, held-to-maturity     $        -   $      -  $   6,910  $    254   $    6,910  $    254
                                           =====================================================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

As of December 31, 2006, the Company held $3,149.9 million in available-for-sale fixed maturity securities with unrealized losses of $69.3 million. The Company's portfolio consists of fixed maturity securities where 84% are investment grade (rated AAA through BBB-) with an average price of $98 (carrying value/amortized cost).

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 161 securities with a carrying value of $827.1 million and unrealized losses of $8.2 million reflecting an average price of $99. Of this portfolio, 70% were investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $7.1 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 320 securities with a carrying value of $2,322.8 million and unrealized loss of $61 million. Of this portfolio, 91% were investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $60.5 million.

The Company closely monitors its below investment grade holdings and those investment grade names where there are concerns. While the portfolio is in an unrealized loss position on these securities, all securities except those identified as previously impaired continue to make payments. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost;
(2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

At December 31, 2006, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other-than-temporary impairments, which are listed below by length of time these invested assets have been in an unrealized loss position. This list is referred to as the watch list, and its related unrealized losses are presented below.


                                                                           DECEMBER 31, 2006
                                                          -----------------------------------------------------
                                                                AMORTIZED        UNREALIZED        ESTIMATED
                                                                  COST              LOSS          FAIR VALUE
                                                          -----------------------------------------------------
                                                                             (In Thousands)
     Less than 12 months:
        Asset-backed securities                              $        730     $        289      $        441

     Greater than 12 months:
        Corporate securities                                        2,720              120             2,600
        Asset-backed securities                                     1,565              110             1,455
                                                          -----------------------------------------------------
                                                                    4,285              230             4,055
                                                          -----------------------------------------------------
     Total                                                   $      5,015     $        519      $      4,496
                                                          =====================================================


The debt securities included on the watch list cross several industries with no concentration in any one industry. The securities include corporate securities and asset-backed securities. The watch list includes 3 securities, of which 2 have been on the list for over 12 months. The combined fair value of the watch list securities was 90% of book value. Improving stable economic conditions, adequate liquidity and cash flows, sufficient collateral, and stable to improving operating performance, as well as all of the securities being current as to principal and interest, were factors considered in concluding that an other-than-temporary impairment charge was not necessary. In addition, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Major categories of net investment income for the years ended December 31, 2006, 2005, and 2004, are summarized as follows:


                                                                   2006              2005              2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)

     Interest on bonds                                       $    259,507     $    244,493      $    221,915
     Dividends on equity securities                                 4,648            3,177             2,332
     Dividends on mutual funds                                      3,387            2,106             1,678
     Interest on mortgage loans                                         -               25               166
     Interest on policy loans                                       6,053            5,798             6,002
     Interest on short-term investments                             4,133            2,797             1,636
     Other                                                         (1,045)             247            (4,125)
                                                          -----------------------------------------------------
     Total investment income                                      276,683          258,643           229,604

     Less investment expenses                                       7,761            5,665             3,646
                                                          -----------------------------------------------------
     Net investment income                                   $    268,922     $    252,978      $    225,958
                                                          =====================================================


Proceeds from sales of bonds and equity securities available-for-sale and related realized gains and losses for the years ended December 31, 2006, 2005, and 2004, are as follows:


                                                                   2006              2005              2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)

     Proceeds from sales                                     $    285,955     $    386,462      $    222,056
     Gross realized gains                                           3,604            7,491            10,153
     Gross realized losses                                          2,030            4,165             2,786


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

Net realized/unrealized capital gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2006, 2005, and 2004, consist of the following:


                                                                   2006              2005              2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)
     Realized gains (losses):
        Bonds                                                 $     1,574      $     2,532       $     6,586
        Equity securities                                               -              794               281
        Mutual funds - trading                                          -              616               176
        Mutual funds - other than trading                               -               26                 -
        Other                                                           3                -                 -
                                                          -----------------------------------------------------
     Total realized gains                                           1,577            3,968             7,043

     Impairments:
        Bonds                                                           -           (1,524)           (5,469)
                                                          -----------------------------------------------------
     Total impairments                                                  -           (1,524)           (5,469)

     Holding gains (losses):
        Mutual funds - trading                                          -             (604)              836
        Mutual funds - other than trading                           1,883            1,513             2,989
                                                          -----------------------------------------------------
     Total holding gains                                            1,883              909             3,825
                                                          -----------------------------------------------------
                                                                    3,460            3,353             5,399
     Related impact on deferred policy acquisition costs             (918)          (1,011)           (2,863)
                                                          -----------------------------------------------------
     Net realized/unrealized capital gains                    $     2,542      $     2,342       $     2,536
                                                          =====================================================


There were no outstanding agreements to sell securities at December 31, 2006 or 2005.

At December 31, 2006, the Company had approximately $1.4 billion in securities pledged as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 11), and the home office building (see
Note 12).

At December 31, 2006, bonds available-for-sale with a carrying amount of $3.9 million were held in joint custody with the Kansas Insurance Department to comply with statutory regulations.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS

The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the consolidated balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

Fair Value Hedging Strategy

The Company has entered into several interest rate swap agreements to manage interest rate risk. The interest rate swap agreements effectively modify the Company's exposure to interest risk by converting certain of the Company's fixed rate liabilities to a floating rate based on LIBOR over the next two years. The notional amounts of the swaps are $42.5 million and $45 million at December 31, 2006 and 2005, respectively, and are scheduled to decline as the liabilities mature. These agreements involve the receipt of fixed rate amounts in exchange for floating rate interest payments over the life of the agreements without an exchange of the underlying principal amount. The Company also has interest rate swap agreements which effectively modify fixed rate bonds into floating rate investments based on LIBOR over the next ten years. The notional amounts of these swaps are $112 million and $127 million at December 31, 2006 and 2005, respectively.

During the years ended December 31, 2006, 2005, and 2004, the Company recognized a net gain of $296,000, $709,000, and $810,000, respectively, related to the ineffective portion of its fair value hedges that has been included in net investment income in the consolidated statements of income.

Cash Flow Hedging Strategy

The Company has entered into interest rate swap agreements that effectively convert a portion of its floating rate liabilities to a fixed rate basis, thus reducing the impact of interest rate changes on future income. The swap agreements expired during 2005.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

2. INVESTMENTS (CONTINUED)

During the years ended December 31, 2005 and 2004, the Company recognized a gain of $251,000 and $272,000, respectively, related to the ineffective portion of its hedging instruments that has been included in net investment income in the consolidated statements of income.

Futures Hedging Strategy

The Company entered into futures contract positions that were intended to reduce the impact of the equity market volatility on the Company's deferred acquisition cost amortization expense, earnings from asset-based fees, and the realized gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. During the years ended December 31, 2006, 2005, and 2004, the Company realized a loss of $14.6 million, $7.9 million, and $6.4 million, respectively, on these futures contracts that has been included in net investment income in the consolidated statements of income. The Company held 375 and 357 futures contracts at December 31, 2006 and 2005, respectively.

3. DEFERRED POLICY ACQUISITION COSTS

An analysis of the deferred policy acquisition costs asset balance (other than the value of business acquired and sales inducements) is presented below for the years ended December 31:

                                                                                     2006              2005
                                                                           ------------------------------------
                                                                                     (In Thousands)

     Balance at beginning of year                                             $     330,794     $     250,227
        Cost deferred during the year                                                85,308            77,268
        Amortized to expense during the year                                        (43,980)          (44,062)
        Effect of realized gains on amortization of deferred
          policy acquisition costs                                                     (918)           (1,011)
        Effect of unrealized gains                                                   10,836            49,274
        Other                                                                        (1,177)             (902)
                                                                           ------------------------------------
     Balance at end of year                                                   $     380,863     $     330,794
                                                                           ====================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

3. DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

The Present Value of Future Profits (PVFP) relates to reinsurance assumed in 2000 and 2003. Included in deferred policy acquisition costs in the consolidated balance sheets, PVFP reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts.

PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:


                                                                                    2006              2005
                                                                           ------------------------------------
                                                                                     (In Thousands)

     Balance at beginning of year                                             $     94,617      $    107,969
        Imputed interest                                                             6,091             6,909
        Amortization                                                               (17,964)          (20,261)
                                                                           ------------------------------------
     Balance at end of year                                                   $     82,744      $     94,617
                                                                           ====================================


Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 14.2% and 16.4% of the December 31, 2006, deferred policy acquisition cost balance in each of the years 2007 through 2011. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.3%.

An analysis of the deferred sales inducement costs asset balance is presented below for the years ended December 31:


                                                                                    2006              2005
                                                                           ------------------------------------
                                                                                     (In Thousands)

     Balance at beginning of year                                             $     79,490      $     60,315
        Acquisition                                                                 36,838            30,676
        Amortization                                                               (13,234)          (11,501)
                                                                           ------------------------------------
     Balance at end of year                                                   $    103,094      $     79,490
                                                                           ====================================

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

4. OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:


                                                                    Unrealized
                                                                  Gains (Losses)    Derivative
                                                                  on Available-    Instruments
                                                                     for-Sale         Gains
                                                                    Securities       (Losses)          Total
                                                                -----------------------------------------------
                                                                                (In Thousands)
     Accumulated other comprehensive income (loss) at
        January 1, 2004                                            $   12,632      $   (3,153)    $    9,479
          Other comprehensive income:
            Unrealized gains on available-for-sale securities          11,542               -         11,542
            Change in fair value of derivatives                             -           3,720          3,720
            Gains reclassified into earnings from other
              comprehensive income                                      4,387               -          4,387
            Unlocking of deferred policy acquisition costs              4,417               -          4,417
            Change in deferred income taxes                            (7,359)         (1,302)        (8,661)
                                                                -----------------------------------------------
          Total other comprehensive income                             12,987           2,418         15,405
                                                                -----------------------------------------------
     Accumulated other comprehensive income (loss) at                  25,619            (735)        24,884
        December 31, 2004 Other comprehensive (loss) income:
            Unrealized losses on available-for-sale securities        (95,952)              -        (95,952)
            Change in fair value of derivatives                             -             494            494
            Gains reclassified into earnings from other
              comprehensive income                                      3,341               -          3,341
            Unlocking of deferred policy acquisition costs             49,275               -         49,275
            Change in deferred income taxes                            15,168            (173)        14,995
                                                                -----------------------------------------------
          Total other comprehensive (loss) income                     (28,168)            321        (27,847)
                                                                -----------------------------------------------
     Accumulated other comprehensive loss at December                  (2,549)           (414)        (2,963)
        31, 2005
          Other comprehensive loss:
            Unrealized losses on available-for-sale securities        (34,771)              -        (34,771)
            Gains reclassified into earnings from other
              comprehensive income                                      3,460               -          3,460
            Unlocking of deferred policy acquisition costs             10,836               -         10,836
            Change in deferred income taxes                             1,507               -          1,507
                                                                -----------------------------------------------
          Total other comprehensive loss                              (18,968)              -        (18,968)
                                                                -----------------------------------------------
     Accumulated other comprehensive loss at
        December 31, 2006                                          $  (21,517)     $     (414)    $  (21,931)
                                                                ===============================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

5. EMPLOYEE BENEFIT PLANS

The Company participates in a profit-sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit-sharing and savings plan charged to operations were $1,775,000, $1,446,000, and $2,589,000 for 2006, 2005, and 2004, respectively.

The Company participates in a number of annual discretionary incentive compensation plans for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts. Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. Incentive compensation expense amounted to $5,323,000, $5,097,000, and $4,370,000 for 2006, 2005, and 2004, respectively.

Substantially all employees of the Company are covered by a qualified, noncontributory defined benefit pension plan sponsored by SBC and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service.

Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary costs for all companies. Separate information disaggregated by the sponsoring employer company is not available on the components of pension cost or on the funded status of the plan.

6. REINSURANCE

Principal reinsurance assumed transactions for the years ended December 31, 2006, 2005, and 2004, are summarized as follows, with the majority of the reinsurance balances resulting from the 2003 and 2000 acquisitions of blocks of deferred annuity contracts:


                                                                   2006             2005              2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)
     Reinsurance assumed:
        Premiums received                                    $     48,068     $     56,729      $     67,542
                                                          =====================================================
        Commissions paid                                     $      3,769     $      4,389      $      4,847
                                                          =====================================================
        Claims paid                                          $      7,077     $      9,354      $      9,718
                                                          =====================================================
        Surrenders paid                                      $    232,485     $    257,327      $    226,555
                                                          =====================================================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. REINSURANCE (CONTINUED)

Principal reinsurance ceded transactions for the years ended December 31, 2006, 2005, and 2004, are summarized as follows, with the majority of the reinsurance balances resulting from the 1997 transfer of the Company's life insurance business to another insurer:


                                                                  2006              2005              2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)
     Reinsurance ceded:
        Premiums paid                                        $     35,317      $    36,440       $    37,356
                                                          =====================================================
        Commissions received                                 $      3,028      $     3,238       $     3,392
                                                          =====================================================
        Claim recoveries                                     $     21,725      $    23,966       $    18,861
                                                          =====================================================


In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers.

At December 31, 2006 and 2005, the Company has receivables totaling $508,506,000 and $502,575,000, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2006 and 2005, was $4.1 billion and $4.3 billion, respectively.

Effective as of August 1, 2004, the Company transferred, through a 100% coinsurance of general account liabilities, a closed block of group waiver of premium business with reserves of $18.4 million. The Company paid $12.6 million to the reinsurer and recognized a $5.8 million gain on the transaction which was deferred and will be amortized into income over a period of nine years. At December 31, 2006, the reserves were $14.8 million and were collateralized by assets of the reinsurer held in trust of $20 million.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

6. REINSURANCE (CONTINUED)

Effective December 31, 2003, the Company acquired, through a 100% coinsurance of general account liabilities and a 100% modified coinsurance of separate account liabilities, a block of approximately 15,000 deferred annuity contracts with general and separate account balances of $84.1 million and $587.1 million, respectively, and a block of approximately 9,300 variable life insurance contracts with general and separate account balances of $2.1 million and $61.7 million, respectively. The Company agreed to the payment of a reinsurance commission of $39.2 million which, in addition to other related items, was deferred and is being amortized over the estimated life of the business assumed, in relation to its estimated gross profits. The transaction, noncash as of December 31, 2003, resulted in an accounts receivable of $25.7 million representing cash transferred to the Company in 2004 less the commission paid and policy loans of $1 million. The general account balances have been recognized by the Company at December 31, 2006 and 2005, while separate account assets and liabilities continue to be reported on the books of the ceding company.

7. VARIABLE ANNUITY CONTRACTS

The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantees provided to annuity contract holders are the guaranteed minimum death benefit (GMDB) and the guaranteed minimum income benefit (GMIB).

The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

     o RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

     o RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's eighty-sixth birthday adjusted for withdrawals.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. VARIABLE ANNUITY CONTRACTS (CONTINUED)

     o ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

     o STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four year, five year, or six year. For most contracts, its GMDB locks in at an age specified in the contract (this age varies by product).

     o ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

     o COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up death benefit, and/or enhanced death benefit.

Following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:


                                               2006                                     2005
                            -----------------------------------------------------------------------------------
                                                           WEIGHTED                                  WEIGHTED
                              ACCOUNT      NET AMOUNT AT   AVERAGE       ACCOUNT     NET AMOUNT AT   AVERAGE
                               VALUE           RISK      ATTAINED AGE     VALUE          RISK       ATTAINED AGE
                            -----------------------------------------------------------------------------------
                                                          (Dollars in Millions)

     Return of premium         $  2,919      $    15         62         $  2,454      $    18         62
     Reset                          178            2         52              176            5         52
     Roll-up                        712           57         58              558           18         57
     Step-up                      4,869           56         61            4,842           96         61
     Combo                          447           27         65              400           32         59
                            ----------------------------             ----------------------------
     Subtotal                     9,125          157         61            8,430          169         61

     Enhanced                         -           21         65                -           20         65
                            ----------------------------             ----------------------------
     Total GMDB                $  9,125      $   178         61         $  8,430      $   189         61
                            ============================             ============================


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

7. VARIABLE ANNUITY CONTRACTS (CONTINUED)

The liability for guaranteed minimum death benefits on variable annuity contracts reflected in the general account as of December 31, 2006 and 2005, was $4,674,000 and $6,460,000, respectively. The liability for guaranteed minimum income benefits on variable annuity contracts reflected in the general account as of December 31, 2006, was $736,000. There was no liability for guaranteed minimum income benefits as of December 31, 2005.

The Company's GMDB and GMIB reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of excess payments divided by the present value of expected assessments. Separate benefit ratios will be maintained for GMDB and GMIB.

The Company will recalculate its GMDB and GMIB reserves at each reporting date, and the resulting change in liability will be recognized in the consolidated statements of income as a benefit expense. The Company regularly reviews the assumptions used in the GMDB and GMIB reserve calculations and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be revisited. The Company's reserve calculation uses assumptions consistent with its deferred policy acquisition cost model.

The following assumptions were used to determine the GMDB and GMIB reserves as of December 31, 2006:

     o Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios.

     o    Mean long-term gross blended separate account growth rate of 8.5%.

     o    Equity volatility of 18%.

     o    Bond volatility of 5%.

     o    Mortality is 100% of Annuity 200 table.

     o Asset fees are equal to fund management fees and product loads (varies by product).

     o Discount rate is the long-term growth rate less asset fees (varies by product).

     o    Lapse rates vary by product and duration.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


8. INCOME TAXES

The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

Income tax expense (benefit) consists of the following for the years ended December 31, 2006, 2005, and 2004:


                                                                  2006              2005             2004
                                                          -----------------------------------------------------
                                                                             (In Thousands)

     Current                                                  $    (3,296)     $     2,027      $    (16,505)
     Deferred                                                      13,758            7,409            22,577
                                                          -----------------------------------------------------
                                                              $    10,462      $     9,436      $      6,072
                                                          =====================================================

The differences between reported income tax expense and that resulting from applying the statutory federal rate to income before income tax expense are as follows:


                                                                    2006            2005             2004
                                                              -------------------------------------------------
                                                                               (In Thousands)
     Federal income tax expense computed at statutory rate       $    20,224     $    19,153     $    19,828
     (Decreases) increases in taxes resulting from:
        Dividends received deduction                                  (5,877)         (5,248)         (8,941)
        Credits                                                       (2,915)         (3,445)         (4,000)
        Other                                                           (970)         (1,024)           (815)
                                                              -------------------------------------------------
                                                                 $    10,462     $     9,436     $     6,072
                                                              =================================================


The credits above include low-income housing tax credits and foreign tax credits. Based on events and analysis performed during 2004, prior tax accruals related to the dividends received deduction of $5.1 million were eliminated in 2004.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


8. INCOME TAXES (CONTINUED)

Net deferred income tax assets or liabilities consist of the following:

                                                                                       DECEMBER 31
                                                                                   2006              2005
                                                                           ------------------------------------
                                                                                     (In Thousands)
     Deferred income tax assets:
        Future policy benefits                                                 $    76,081       $    62,433
        Employee benefits                                                                -             4,215
        Deferred gain on life coinsurance agreement                                  2,948             3,429
        Net unrealized loss on investments                                          17,378             5,629
        Credit carryover                                                                 -             8,685
        Other                                                                        3,251             2,910
                                                                           ------------------------------------
     Total deferred income tax assets                                               99,658            87,301
     Valuation allowance related to unrealized loss                                 (5,660)                -
                                                                           ------------------------------------
     Net deferred income tax assets                                                 93,998            87,301

     Deferred income tax liabilities:
        Deferred policy acquisition costs                                          171,877           144,914
        Deferred gains on investments                                                1,877             2,210
        Depreciation                                                                 3,074             3,472
        Other                                                                        8,859             4,679
                                                                           ------------------------------------
     Total deferred income tax liabilities                                         185,687           155,275
                                                                           ------------------------------------
     Net deferred income tax liability                                         $    91,689       $    67,974
                                                                           ====================================


SFAS No. 109, Accounting for Income Taxes, requires companies to determine whether a deferred income tax asset will be realized in future years. The Company has evaluated the recoverability of its deferred income tax assets and established a valuation allowance related to a portion of its net unrealized loss on securities available-for-sale. During 2006, deferred income tax assets related to credits carried over were sold to the parent, the ultimate filer of the tax return.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


9. CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.


                                                     DECEMBER 31, 2006                DECEMBER 31, 2005
                                             -------------------------------------------------------------------
                                                 CARRYING          FAIR           CARRYING          FAIR
                                                  AMOUNT           VALUE           AMOUNT           VALUE
                                             -------------------------------------------------------------------
                                                                       (In Thousands)

     Bonds (Note 2)                            $    4,831,835  $    4,833,749   $    4,880,824  $    4,883,124
     Equity securities (Note 2)                        85,565          85,565           71,396          71,396
     Mutual funds                                      90,749          90,749           97,935          97,935
     Policy loans                                     101,314         101,844           95,782          96,178
     Business owned life insurance                     74,089          74,089           70,699          70,699
     Separate account assets                        6,502,869       6,502,869        5,508,396       5,508,396
     Supplementary contracts without life                             (18,093)                         (17,937)
        contingencies                                 (16,503)                         (18,133)
     Individual and group annuities                (4,728,930)     (4,515,059)      (4,690,708)     (4,454,792)
     Long-term debt                                  (150,000)       (166,920)        (150,000)       (171,691)
     Mortgage debt                                    (44,004)        (46,846)         (45,566)        (49,390)
     Interest rate swaps                                  952             952              248              76
     Separate account liabilities                  (6,502,869)     (6,502,869)      (5,508,396)     (5,508,396)


                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


10. COMMITMENTS AND CONTINGENCIES

Effective January 1, 2005, the Company transferred all operating leases to SBC. Total expense for all operating leases amounted to $1,735,000 during 2004.

In connection with its investments in certain limited partnerships, the Company is committed on December 31, 2006, to invest additional capital of $21.2 million over the next few years as required by the general partner.

Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2006 and 2005, the Company has reserved $1,465,000 and $1,721,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

11. LONG-TERM DEBT

At December 31, 2006, the Company has access to a $67.3 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the Federal Funds rate (5.25% at December 31, 2006). The Company had no borrowings under this line of credit at December 31, 2006. The amount of the line of credit is determined by the fair market value of the Company's available collateral held by the FHLB, primarily mortgage-backed securities, not already pledged as collateral under existing contracts as of December 31, 2006.

The Company has outstanding surplus notes of $150 million at December 2006 and 2005. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

12. MORTGAGE DEBT

The primary mortgage financing for the Company's property was arranged through the FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that they presently occupy (see Note 1).

The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $62,800 applicable to the portion of the building leased to the FHLB. The monthly payments applicable to the portion of the building leased to the FHLB increased by $16,800 in 2005 due to the modified lease agreement (see Note 1). The financing is collateralized by a first mortgage on the premises and $36 million of other marketable securities. At December 31, 2006, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

     2007                                                        $     1,670
     2008                                                              1,785
     2009                                                              1,910
     2010                                                              2,042
     2011                                                              2,183
     Thereafter                                                       34,414
                                                             ------------------
                                                                 $    44,004
                                                             ==================

13. RELATED-PARTY TRANSACTIONS

The Company owns shares of affiliated mutual funds managed by SMC with net asset values totaling $88,565,000 and $89,515,000 at December 31, 2006 and 2005,
respectively.

On April 14, 2004, the Company transferred all the issued and outstanding shares of SBG, its wholly owned subsidiary, to SBC, the parent company, for $43,631,000. Also on April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


13. RELATED-PARTY TRANSACTIONS (CONTINUED)

and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or repayment penalty. During 2005, SBC prepaid $15,000,000 in principal. The principal balance at December 31, 2006, was $40,000,000.

The Company paid $55,160,000 in 2006 and $44,979,000 in 2005 to affiliates for providing management, investment, and administrative services. The Company has a payable to its affiliates of $6,248,000 and $3,109,000 for the years ended December 31, 2006 and 2005, respectively.

The Company paid $40,000,000, $38,000,000, and $10,000,000 in dividends to SBC in 2006, 2005, and 2004, respectively.

The Company writes conversion and third-party administration contracts on behalf of se2, inc., an affiliate. Accordingly, all of the revenue is collected by the Company and passed on to se2, inc. During 2006, 2005, and 2004, the Company collected $11,649,000, $170,000, and $-0-, respectively, for se2, inc.

14. STATUTORY FINANCIAL INFORMATION

The Company's statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department. Kansas has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Commissioner of the Kansas Insurance Department has the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

                     Security Benefit Life Insurance Company
                                and Subsidiaries

             Notes to Consolidated Financial Statements (continued)

14. STATUTORY FINANCIAL INFORMATION (CONTINUED)

Statutory capital and surplus of the insurance operations were $574,719,000 and $588,211,000 at December 31, 2006 and 2005, respectively. Statutory net income of the insurance operations were $38,890,000, $36,079,000, and $73,951,000 for the years ended December 31, 2006, 2005, and 2004, respectively.

The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.

FINANCIAL STATEMENTS

Variable Annuity Account VIII
Year ended December 31, 2006
With Report of Independent Registered Public Accounting Firm

                          Variable Annuity Account VIII

                              Financial Statements

                          Year Ended December 31, 2006

                                    Contents

Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Statements of Net Assets...................................................    3
Statements of Operations...................................................    8
Statements of Changes in Net Assets........................................   13
Notes to Financial Statements..............................................   22

             Report of Independent Registered Public Accounting Firm

The Contract Owners
Variable Annuity Account VIII
   and
The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying statements of net assets of each of the respective subaccounts of Variable Annuity Account VIII (the Account), a separate account of Security Benefit Life Insurance Company comprised of the AIM V.I. Basic Value, AIM V.I. Capital Development, AIM V.I. Global Health Care, AIM V.I. International Growth, AIM V.I. Mid Cap Core Equity, AIM V.I. Real Estate, American Century VP Ultra, American Century VP Value, Dreyfus IP Technology Growth, Dreyfus VIF International Value, Legg Mason Partners Variable Aggressive Growth (formerly Salomon Brother Variable Aggressive Growth), Legg Mason Partners Variable Small Cap Growth (formerly Salomon Brother Variable Small Cap Growth), MFS VIT Research International, MFS VIT Total Return, MFS VIT Utilities, Neuberger Berman AMT Socially Responsive, Oppenheimer Main Street Small Cap, PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Foreign Bond (U.S. Dollar- Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, Royce Micro-Cap, Rydex VT Sector Rotation, SBL Equity, SBL Large Cap Value, SBL Money Market, SBL Global, SBL Diversified Income, SBL Enhanced Index, SBL Mid Cap Growth, SBL Managed Asset Allocation, SBL Equity Income, SBL High Yield, SBL Small Cap Value, SBL Mid Cap Value, SBL Small Cap Growth, SBL Select 25, SBL Alpha Opportunity, Van Kampen LIT Comstock, Van Kampen LIT Government, and Van Kampen UIF Equity and Income Subaccounts as of December 31, 2006, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Variable Annuity Account VIII at December 31, 2006, the results of their operations, and the changes in their net assets for the periods
described  above,  in  conformity  with  U.S.  generally   accepted   accounting
principles.

                                                           /s/ Ernst & Young LLP

April 9, 2007

                          Variable Annuity Account VIII

                            Statements of Net Assets
                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2006

                                     AIM V.I.      AIM V.I.      AIM V.I.       AIM V.I.       AIM V.I.
                                      Basic        Capital        Global     International     Mid Cap
                                      Value      Development   Health Care      Growth       Core Equity
                                    Subaccount    Subaccount    Subaccount     Subaccount     Subaccount
                                    ---------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $    1,485   $       497   $       619   $       5,741   $       715
                                    ---------------------------------------------------------------------
Total assets                             1,485           497           619           5,741           715
                                    ---------------------------------------------------------------------
Net assets                          $    1,485   $       497   $       619   $       5,741   $       715
                                    =====================================================================

Net assets:
   Accumulation assets              $    1,485   $       497   $       619   $       5,741   $       715
   Annuity assets                           --            --            --              --            --
                                    ---------------------------------------------------------------------
Net assets                          $    1,485   $       497   $       619   $       5,741   $       715
                                    =====================================================================

Units outstanding:
  VA VIII                              120,204        41,609        55,337         414,603        57,241
  VA VIII stepped up                     2,093           223           411          10,187           339
                                    ---------------------------------------------------------------------
  VA VIII Total Units                  122,297        41,832        55,748         424,790        57,580
                                    =====================================================================

Unit value:
  VA VIII                           $    12.15   $     11.88   $     11.10   $       13.51   $     12.42
  VA VIII stepped up                $    12.08   $     11.85   $     11.04   $       13.48   $     12.35

Mutual funds, at cost               $    1,371   $       483   $       569   $       5,186   $       726
Mutual fund shares                     112,191        27,334        28,780         196,934        53,298

                                                   American     American    Dreyfus IP    Dreyfus VIF
                                      AIM V.I.    Century VP   Century VP   Technology   International
                                    Real Estate     Ultra         Value       Growth         Value
                                    Subaccount    Subaccount   Subaccount   Subaccount     Subaccount
                                    -------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $     7,659   $    1,138   $    5,884   $       67   $       7,891
                                    -------------------------------------------------------------------
Total assets                              7,659        1,138        5,884           67           7,891
                                    -------------------------------------------------------------------
Net assets                          $     7,659   $    1,138   $    5,884   $       67   $       7,891
                                    ===================================================================

Net assets:
   Accumulation assets              $     7,659   $    1,138   $    5,884   $       67   $       7,891
   Annuity assets                            --           --           --           --              --
                                    -------------------------------------------------------------------
Net assets                          $     7,659   $    1,138   $    5,884   $       67   $       7,891
                                    ===================================================================

Units outstanding:
  VA VIII                               379,139      112,814      446,279        6,409         517,813
  VA VIII stepped up                      3,624        1,345        2,379           --           6,559
                                    -------------------------------------------------------------------
  VA VIII Total Units                   382,763      114,159      448,658        6,409         524,372
                                    ===================================================================

Unit value:
  VA VIII                           $     20.01   $     9.97   $    13.11   $    10.49   $       15.05
  VA VIII stepped up                $     19.89   $     9.91   $    13.04   $    10.46   $       14.96

Mutual funds, at cost               $     6,098   $    1,113   $    5,389   $       65   $       6,767
Mutual fund shares                      266,500      114,034      674,007        7,241         405,307

See accompanying notes.

                          Variable Annuity Account VIII

                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2006

                                    Legg Mason   Legg Mason
                                     Partners     Partners
                                     Variable     Variable       MFS VIT       MFS VIT
                                    Aggressive    Small Cap      Research       Total        MFS VIT
                                      Growth       Growth     International     Return      Utilities
                                    Subaccount   Subaccount     Subaccount    Subaccount   Subaccount
                                    ------------------------------------------------------------------
Assets:
   Mutual funds, at market value    $      455   $       75   $       1,130   $    1,422   $    2,380
                                    ------------------------------------------------------------------
Total assets                               455           75           1,130        1,422        2,380
                                    ------------------------------------------------------------------
Net assets                          $      455   $       75   $       1,130   $    1,422   $    2,380
                                    ==================================================================

Net assets:
   Accumulation assets              $      455   $       75   $       1,130   $    1,422   $    2,380
   Annuity assets                           --           --              --           --           --
                                    ------------------------------------------------------------------
Net assets                          $      455   $       75   $       1,130   $    1,422   $    2,380
                                    ==================================================================

Units outstanding:
  VA VIII                               40,077        6,621          86,592      126,366      176,418
  VA VIII stepped up                     1,014           --              --        1,666          246
                                    ------------------------------------------------------------------
  VA VIII Total Units                   41,091        6,621          86,592      128,032      176,664
                                    ==================================================================

Unit value:
  VA VIII                           $    11.07   $    11.32   $       13.05   $    11.10   $    13.47
  VA VIII stepped up                $    11.05   $       --   $          --   $    11.08   $    13.44

Mutual funds, at cost               $      439   $       77   $       1,033   $    1,344   $    2,107
Mutual fund shares                      17,796        5,151          78,502       65,619       82,043

                                                                                            PIMCO
                                    Neuberger                                  PIMCO         VIT
                                      Berman                                    VIT        Foreign
                                       AMT       Oppenheimer     PIMCO       Commodity-   Bond (U.S.
                                     Socially    Main Street    VIT All     Real Return     Dollar-
                                    Responsive    Small Cap      Asset        Strategy      Hedged)
                                    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount
                                    -----------------------------------------------------------------
Assets:
   Mutual funds, at market value    $   11,158   $     3,587   $    1,879   $       132   $    2,270
                                    -----------------------------------------------------------------
Total assets                            11,158         3,587        1,879           132        2,270
                                    -----------------------------------------------------------------
Net assets                          $   11,158   $     3,587   $    1,879   $       132   $    2,270
                                    =================================================================

Net assets:
   Accumulation assets              $   11,158   $     3,587   $    1,879   $       132   $    2,270
   Annuity assets                           --            --           --            --           --
                                    -----------------------------------------------------------------
Net assets                          $   11,158   $     3,587   $    1,879   $       132   $    2,270
                                    =================================================================

Units outstanding:
  VA VIII                              670,428       265,784      156,336        11,431      201,531
  VA VIII stepped up                     4,565            93        5,727         1,901       20,425
                                    -----------------------------------------------------------------
  VA VIII Total Units                  674,993       265,877      162,063        13,332      221,956
                                    =================================================================

Unit value:
  VA VIII                           $    16.53   $     13.49   $    11.60   $      9.90   $    10.23
  VA VIII stepped up                $    16.51   $     13.41   $    11.53   $      9.87   $    10.21

Mutual funds, at cost               $    9,873   $     3,248   $    1,895   $       143   $    2,285
Mutual fund shares                     668,536       188,997      161,014        11,663      224,747

See accompanying notes.

                          Variable Annuity Account VIII

                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2006

                          PIMCO       PIMCO                  Rydex VT                  SBL          SBL                     SBL
                         VIT Low     VIT Real     Royce       Sector       SBL      Large Cap      Money       SBL      Diversified
                         Duration     Return    Micro-Cap    Rotation     Equity      Value       Market      Global       Income
                        Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                        ------------------------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at
     market value       $    3,219  $    7,754  $    1,641  $    2,254  $   29,380  $   33,659  $   13,589  $   62,628  $    24,263
                        ------------------------------------------------------------------------------------------------------------
Total assets                 3,219       7,754       1,641       2,254      29,380      33,659      13,589      62,628       24,263
                        ------------------------------------------------------------------------------------------------------------
Net assets              $    3,219  $    7,754  $    1,641  $    2,254  $   29,380  $   33,659  $   13,589  $   62,628  $    24,263
                        ============================================================================================================

Net assets:
   Accumulation assets  $    3,219  $    7,754  $    1,641  $    2,254  $   29,364      33,618  $   13,588  $   62,483  $    24,125
   Annuity assets               --          --          --          --          16          41           1         145          138
                        ------------------------------------------------------------------------------------------------------------
Net assets              $    3,219  $    7,754  $    1,641  $    2,254  $   29,380  $   33,659  $   13,589  $   62,628  $    24,263
                        ============================================================================================================

Units outstanding:
  VA VIII                  314,384     728,027     129,800     172,908   1,336,723   1,455,447   1,015,823   1,715,458    1,475,532
  VA VIII stepped up           680       8,122       2,095       5,620       4,532      27,016      33,740      68,275       30,023
                        ------------------------------------------------------------------------------------------------------------
  VA VAIII Total Units     315,064     736,149     131,895     178,528   1,341,255   1,482,463   1,049,563   1,783,733    1,505,555
                        ============================================================================================================

Unit value:
  VA VIII               $    10.21  $    10.53  $    12.44  $    12.63  $    21.95  $    22.89  $    13.03  $    35.97  $     16.18
  VA VIII stepped up    $    10.15  $    10.47  $    12.42  $    12.55  $     8.47  $    12.88  $    10.54  $    13.47  $     12.68

Mutual funds, at cost   $    3,243  $    8,334  $    1,555  $    2,082  $   26,526  $   26,374  $   13,159  $   37,446  $    23,076
Mutual fund shares         320,001     649,964     113,974     167,345   1,137,432   1,274,973   1,067,488   5,677,943    2,020,193

See accompanying notes.

                          Variable Annuity Account VIII

                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2006

                                                                SBL
                                        SBL         SBL       Managed       SBL                     SBL         SBL          SBL
                                      Enhanced    Mid Cap      Asset       Equity       SBL      Small Cap    Mid Cap     Small Cap
                                       Index       Growth    Allocation    Income    High Yield    Value       Value       Growth
                                     Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
                                     -----------------------------------------------------------------------------------------------
Assets:
   Mutual funds, at market value     $   16,389  $   41,595  $   23,972  $   51,079  $   17,403  $   23,256  $   88,400  $   15,481
                                     -----------------------------------------------------------------------------------------------
Total assets                             16,389      41,595      23,972      51,079      17,403      23,256      88,400      15,481
                                     -----------------------------------------------------------------------------------------------
Net assets                           $   16,389  $   41,595  $   23,972  $   51,079  $   17,403  $   23,256  $   88,400  $   15,481
                                     ===============================================================================================

Net assets:
   Accumulation assets               $   16,386  $   41,547  $   23,906  $   51,009  $   17,403  $   23,241  $   88,210  $   15,442
   Annuity assets                             3          48          66          70          --          15         190          39
                                     -----------------------------------------------------------------------------------------------
Net assets                           $   16,389  $   41,595  $   23,972  $   51,079  $   17,403  $   23,256  $   88,400  $   15,481
                                     ===============================================================================================

Units outstanding:
  VA VIII                             1,543,038   1,091,006   1,106,768   1,679,615     944,666     870,459   1,650,942     869,520
  VA VIII stepped up                     46,158      53,735       7,169      30,069      20,135      16,489      37,427      18,706
                                     -----------------------------------------------------------------------------------------------
  VA VAIII Total Units                1,589,196   1,144,741   1,113,937   1,709,684     964,801     886,948   1,688,369     888,226
                                     ===============================================================================================

Unit value:
  VA VIII                            $    10.34  $    37.58  $    21.58  $    30.12  $    18.11  $    26.21  $    52.96  $    17.61
  VA VIII stepped up                 $     9.46  $    11.14  $    12.23  $    16.06  $    14.68  $    26.88  $    25.97  $     9.17

Mutual funds, at cost                $   13,885  $   32,556  $   19,396  $   37,533  $   14,518  $   15,574  $   48,508  $   11,482
Mutual fund shares                    1,480,497   1,330,612   1,292,275   2,247,201     926,158     889,683   1,890,104     803,362

See accompanying notes.

                          Variable Annuity Account VIII

                   (Dollars in Thousands - Except Unit Values)

                                December 31, 2006

                                                                    Van          Van          Van
                                                       SBL         Kampen       Kampen       Kampen
                                         SBL          Alpha         LIT          LIT       Equity UIF
                                      Select 25    Opportunity    Comstock    Government   and Income
                                      Subaccount    Subaccount   Subaccount   Subaccount   Subaccount
                                     -----------------------------------------------------------------
Assets:
   Mutual funds, at market value     $    15,243   $     4,734   $      611   $      995   $    1,211
                                     -----------------------------------------------------------------
Total assets                              15,243         4,734          611          995        1,211
                                     -----------------------------------------------------------------
Net assets                           $    15,243   $     4,734   $      611   $      995   $    1,211
                                     =================================================================

Net assets:
   Accumulation assets               $    15,190   $     4,734   $      611   $      995   $    1,211
   Annuity assets                             53            --           --           --           --
                                     -----------------------------------------------------------------
Net assets                           $    15,243   $     4,734   $      611   $      995   $    1,211
                                     =================================================================

Units outstanding:
  VA VIII                              1,536,144       375,758       52,354       95,648      107,933
  VA VIII stepped up                      35,648            --           --        1,162           --
                                     -----------------------------------------------------------------
  VA VAIII Total Units                 1,571,792       375,758       52,354       96,810      107,933
                                     =================================================================

Unit value:
  VA VIII                            $      9.73   $     12.60   $    11.66   $    10.28   $    11.22
  VA VIII stepped up                 $      8.17   $     12.53   $    11.63   $    10.25   $       --

Mutual funds, at cost                $    13,736   $     4,058   $      558   $      982   $    1,160
Mutual fund shares                     1,406,206       339,143       41,538      106,988       81,311

See accompanying notes.

                          Variable Annuity Account VIII

                            Statements of Operations
                                 (In Thousands)

                          Year Ended December 31, 2006

                                                             AIM V.I       AIM V.I.       AIM V.I.       AIM V.I.
                                               AIM V.I.      Capital        Global     International     Mid Cap       AIM V.I.
                                             Basic Value   Development   Health Care       Growth      Core Equity   Real Estate
                                              Subaccount    Subaccount    Subaccount     Subaccount     Subaccount    Subaccount
                                             ------------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $         1   $        --   $        --   $          35   $         5   $        71
   Expenses:
     Mortality and expense risk fee                  (12)           (2)           (9)            (32)          (16)          (60)
     Administrative fee                               (4)           --            (2)             (4)           (2)           (9)
                                             ------------------------------------------------------------------------------------
Net investment income (loss)                         (15)           (2)          (11)             (1)          (13)            2

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                      50             7            --              --            69           246
     Realized capital gain (loss) on sales
       of fund shares                                 33             2            23              95            (6)          236
     Change in unrealized
       appreciation/depreciation on
       investments during the period                  43            14             8             550           (21)        1,249
                                             ------------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                             126            23            31             645            42         1,731
                                             ------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $       111   $        21   $        20   $         644   $        29   $     1,733
                                             ====================================================================================

                                              American     American    Dreyfus IP    Dreyfus VIF
                                             Century VP   Century VP   Technology   International
                                                Ultra        Value       Growth         Value
                                             Subaccount   Subaccount   Subaccount    Subaccount
                                             -----------------------------------------------------
Investment income (loss):
   Dividend distributions                    $       --   $       65   $       --   $          82
   Expenses:
     Mortality and expense risk fee                 (26)         (68)          (1)            (88)
     Administrative fee                              (9)         (12)          --             (15)
                                             -----------------------------------------------------
Net investment income (loss)                        (35)         (15)          (1)            (21)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     --          462           --             513
     Realized capital gain (loss) on sales
       of fund shares                               231           41            2             388
     Change in unrealized
       appreciation/depreciation on
       investments during the period               (335)         344            3             401
                                             -----------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                           (104)         847            5           1,302
                                             -----------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $     (139)  $      832   $        4   $       1,281
                                             =====================================================

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                          Year Ended December 31, 2006

                                                             Legg
                                             Legg Mason      Mason
                                              Partners     Partners                                                Neuberger
                                              Variable     Variable       MFS VIT        MFS VIT                    Berman
                                             Aggressive    Small Cap      Research        Total       MFS VIT    AMT Socially
                                               Growth       Growth     International     Return      Utilities    Responsive
                                             Subaccount   Subaccount     Subaccount    Subaccount   Subaccount   Subaccount**
                                             ---------------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $       --   $       --   $           7   $       10   $        4   $         --
   Expenses:
     Mortality and expense risk fee                  (2)          (1)             (6)         (10)         (10)           (77)
     Administrative fee                              --           --              (1)          (3)          (2)           (11)
                                             ---------------------------------------------------------------------------------
Net investment income (loss)                         (2)          (1)             --           (3)          (8)           (88)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     --            3              18           16            8             --
     Realized capital gain (loss) on sales
       of fund shares                                --           (5)              3            4           14             95
     Change in unrealized
       appreciation/depreciation on
       investments during the period                 16           (2)             97           80          273          1,285
                                             ---------------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                             16           (4)            118          100          295          1,380
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $       14   $       (5)  $         118   $       97   $      287   $      1,292
                                             =================================================================================

                                                                           PIMCO        PIMCO VIT
                                             Oppenheimer                    VIT          Foreign
                                                 Main          PIMCO     Commodity-       Bond
                                             Street Small     VIT All    RealReturn   (U.S. Dollar-
                                                 Cap           Asset      Strategy       Hedged)
                                              Subaccount    Subaccount   Subaccount    Subaccount
                                             ------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $          1   $      123   $        5   $           9
   Expenses:
     Mortality and expense risk fee                   (34)         (31)          (2)             (3)
     Administrative fee                                (6)          (4)          --              (1)
                                             -------------------------------------------------------
Net investment income (loss)                          (39)          88            3               5

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                       58            5           --               5
     Realized capital gain (loss) on sales
       of fund shares                                  77           (6)         (15)             (1)
     Change in unrealized
       appreciation/depreciation on
       investments during the period                  254          (38)         (10)            (15)
                                             -------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                              389          (39)         (25)            (11)
                                             -------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $        350   $       49   $      (22)  $          (6)
                                             =======================================================

**    For the period from April 27, 2006 (inception date) to December 31, 2006.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                          Year Ended December 31, 2006

                                              PIMCO VIT                               Rydex VT                    SBL
                                                 Low       PIMCO VIT       Royce       Sector        SBL       Large Cap
                                              Duration    Real Return    Micro-Cap    Rotation      Equity        Value
                                             Subaccount    Subaccount   Subaccount   Subaccount   Subaccount   Subaccount
                                             -----------------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $      147   $       397   $        3   $       --   $       --   $       --
   Expenses:
     Mortality and expense risk fee                 (44)         (118)         (11)         (30)        (386)        (365)
     Administrative fee                             (10)          (27)          (2)          (4)         (55)         (57)
                                             -----------------------------------------------------------------------------
Net investment income (loss)                         93           252          (10)         (34)        (441)        (422)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     --           238           77          109           --           --
     Realized capital gain (loss) on sales
       of fund shares                               (30)         (200)           1           40          151        1,645
     Change in unrealized
       appreciation/depreciation on
       investments during the period                 21          (376)          81           57        3,501        4,301
                                             -----------------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                             (9)         (338)         159          206        3,652        5,946
                                             -----------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $       84   $       (86)  $      149   $      172   $    3,211   $    5,524
                                             =============================================================================

                                                 SBL                       SBL          SBL
                                                Money         SBL      Diversified    Enhanced
                                               Market       Global        Income        Index
                                             Subaccount   Subaccount    Subaccount   Subaccount
                                             ---------------------------------------------------
Investment income (loss):
   Dividend distributions                    $       --   $       --   $        --   $       --
   Expenses:
     Mortality and expense risk fee                (183)        (805)         (350)        (155)
     Administrative fee                             (53)        (137)          (65)         (31)
                                             ---------------------------------------------------
Net investment income (loss)                       (236)        (942)         (415)        (186)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     --           --            --           --
     Realized capital gain (loss) on sales
       of fund shares                               432        5,634           229          654
     Change in unrealized
       appreciation/depreciation on
       investments during the period                204        4,431           718        1,676
                                             ---------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                            636       10,065           947        2,330
                                             ---------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $      400   $    9,123   $       532   $    2,144
                                             ===================================================

***   For the period from January 1, 2006 to June 16, 2006 (closing date).

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                          Year Ended December 31, 2006

                                                             SBL
                                                SBL        Managed                                      SBL
                                              Mid Cap       Asset           SBL            SBL       Small Cap
                                               Growth     Allocation   Equity Income   High Yield      Value
                                             Subaccount   Subaccount     Subaccount    Subaccount   Subaccount
                                             ------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $       --   $       --   $          --   $       --   $       --
   Expenses:
     Mortality and expense risk fee                (598)        (320)           (651)        (220)        (329)
     Administrative fee                             (97)         (47)            (95)         (36)         (49)
                                             ------------------------------------------------------------------
Net investment income (loss)                       (695)        (367)           (746)        (256)        (378)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                     --           --              --           --           --
     Realized capital gain (loss) on sales
       of fund shares                             3,238        1,004           2,879        1,409        3,225
     Change in unrealized
       appreciation/depreciation on
       investments during the period               (920)       1,850           6,090          416         (267)
                                             ------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                          2,318        2,854           8,969        1,825        2,958
                                             ------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $    1,623   $    2,487   $       8,223   $    1,569   $    2,580
                                             ==================================================================

                                                                 SBL                       SBL
                                                  SBL         Small Cap      SBL          Alpha       Van Kampen
                                             Mid Cap Value     Growth     Select 25    Opportunity   LIT Comstock
                                              Subaccount     Subaccount   Subaccount    Subaccount    Subaccount
                                             ---------------------------------------------------------------------
Investment income (loss):
   Dividend distributions                    $          --   $       --   $       --   $        --   $          1
   Expenses:
     Mortality and expense risk fee                 (1,148)        (223)        (178)          (57)            (4)
     Administrative fee                               (179)         (38)         (34)           (8)            (2)
                                             ---------------------------------------------------------------------
Net investment income (loss)                        (1,327)        (261)        (212)          (65)            (5)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                        --           --           --            --              6
     Realized capital gain (loss) on sales
       of fund shares                               10,031        1,758          362           275             22
     Change in unrealized
       appreciation/depreciation on
       investments during the period                 2,604         (991)         665           289             53
                                             ---------------------------------------------------------------------
Net realized and unrealized capital gain
   (loss) on investments                            12,635          767        1,027           564             81
                                             ---------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                 $      11,308   $      506   $      815   $       499   $         76
                                             =====================================================================

***   For the period from January 1, 2006 to June 16, 2006 (closing date).

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                          Year Ended December 31, 2006

                                                    Van Kampen   Van Kampen
                                                        LIT      UIF Equity
                                                    Government   and Income
                                                    Subaccount   Subaccount
                                                    ------------------------
Investment income (loss):
   Dividend distributions                           $        5   $        2
   Expenses:
     Mortality and expense risk fee                         (4)          (4)
     Administrative fee                                     (2)          (1)
                                                    ------------------------
Net investment income (loss)                                (1)          (3)

Net realized and unrealized capital gain
   (loss) on investments:
     Capital gains distributions                             -            5
     Realized capital gain (loss) on sales
       of fund shares                                       (2)           -
     Change in unrealized
       appreciation/depreciation on
       investments during the period                        13           51
                                                    ------------------------
Net realized and unrealized capital gain
   (loss) on investments                                    11           56
                                                    ------------------------
Net increase (decrease) in net assets
   resulting from operations                        $       10   $       53
                                                    ========================

See accompanying notes.

                          Variable Annuity Account VIII

                       Statements of Changes in Net Assets
                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                                    AIM V.I.         AIM V.I.
                                                  AIM V.I.          Capital          Global
                                                Basic Value       Development      Health Care
                                                Subaccount        Subaccount       Subaccount
                                             ---------------------------------------------------
                                               2006      2005     2006   2005*    2006     2005
                                             ---------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $   (15)  $   (16)  $  (2)  $  --   $  (11)  $  (6)
     Capital gains distributions                  50         9       7      --       --      --
     Realized capital gain (loss) on sales
       of fund shares                             33        46       2      --       23       5
     Change in unrealized
       appreciation/depreciation on
       investments during the period              43        (4)     14      --        8      27
                                             ---------------------------------------------------
   Net increase (decrease) in net assets
     from operations                             111        35      21      --       20      26

   From contractholder transactions:
     Variable annuity deposits                   103       184       4      --       60      16
     Account administrative fees                  --        --      --      --       --      --
     Terminations and withdrawals               (180)     (251)     --      --       --     (28)
     Annuity payments                             --        --     (52)     --     (113)     --
     Transfers between subaccounts, net          639      (297)    516       8       60     316
                                             ---------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions            562      (364)    468       8        7     304
                                             ---------------------------------------------------
Net increase (decrease) in net assets            673      (329)    489       8       27     330
Net assets at beginning of period                812     1,141       8      --      592     262
                                             ---------------------------------------------------
Net assets at end of period                  $ 1,485   $   812   $ 497   $   8   $  619   $ 592
                                             ===================================================

                                                AIM V.I.            AIM V.I.
                                              International         Mid Cap
                                                 Growth           Core Equity
                                               Subaccount          Subaccount
                                             ------------------------------------
                                               2006    2005*     2006     2005
                                             ------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (1)  $  --    $ (13)  $    (22)
     Capital gains distributions                          --       69         38
     Realized capital gain (loss) on sales
       of fund shares                             95      --       (6)         9
     Change in unrealized
       appreciation/depreciation on
       investments during the period             550       5      (21)       (49)
                                             ------------------------------------
   Net increase (decrease) in net assets
     from operations                             644       5       29        (24)

   From contractholder transactions:
     Variable annuity deposits                   256       1       94         88
     Account administrative fees                  --      --       --         --
     Terminations and withdrawals                 --      --       --       (224)
     Annuity payments                           (146)     --     (182)        --
     Transfers between subaccounts, net        4,888      93     (428)      (867)
                                             ------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions          4,998      94     (516)    (1,003)
                                             ------------------------------------
Net increase (decrease) in net assets          5,642      99     (487)    (1,027)
Net assets at beginning of period                 99      --    1,202      2,229
                                             ------------------------------------
Net assets at end of period                  $ 5,741   $  99   $  715   $  1,202
                                             ====================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                                     American            American
                                                    AIM             Century VP          Century VP
                                              V.I. Real Estate         Ultra               Value
                                                  Subaccount        Subaccount          Subaccount
                                             ----------------------------------------------------------
                                               2006      2005      2006      2005      2006      2005
                                             ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     2   $    (9)  $   (35)  $   (70)  $   (15)  $   (43)
     Capital gains distributions                 246        81        --        --       462       244
     Realized capital gain (loss) on sales
       of fund shares                            236       178       231        42        41       (17)
     Change in unrealized appreciation/
       depreciation on investments
       during the period                       1,249        11      (335)      187       344       (18)
                                             ----------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                           1,733       261      (139)      159       832       166

   From contractholder transactions:
     Variable annuity deposits                   254       573        35       202       105       480
     Account administrative fees                  --        --        --        (1)       --        (1)
     Terminations and withdrawals               (487)     (225)     (315)     (799)     (503)     (426)
     Annuity payments                             --        --        --        --        --        --
     Transfers between subaccounts, net        3,020        66    (4,666)    4,873       354     2,380
                                             ----------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions          2,787       414    (4,946)    4,275       (44)    2,433
                                             ----------------------------------------------------------
Net increase (decrease) in net assets          4,520       675    (5,085)    4,434       788     2,599
Net assets at beginning of period              3,139     2,464     6,223     1,789     5,096     2,497
                                             ----------------------------------------------------------
Net assets at end of period                  $ 7,659   $ 3,139   $ 1,138   $ 6,223   $ 5,884   $ 5,096
                                             ==========================================================

                                                 Dreyfus IP         Dreyfus VIF
                                                 Technology        International
                                                   Growth              Value
                                                 Subaccount          Subaccount
                                             --------------------------------------
                                               2006     2005*      2006      2005
                                             --------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (1)  $    --   $   (21)  $   (81)
     Capital gains distributions                  --        --       513        63
     Realized capital gain (loss) on sales
       of fund shares                              2        --       388       288
     Change in unrealized appreciation/
       depreciation on investments
       during the period                           3        (1)      401       262
                                             --------------------------------------
   Net increase (decrease) in net assets
     from operations                               4        (1)    1,281       532

   From contractholder transactions:
     Variable annuity deposits                    --        --       140       268
     Account administrative fees                  (9)       --        (1)       (1)
     Terminations and withdrawals                 --        --      (674)     (639)
     Annuity payments                             --        --        --        --
     Transfers between subaccounts, net           22        51     1,119       829
                                             --------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions             13        51       584       457
                                             --------------------------------------
Net increase (decrease) in net assets             17        50     1,865       989
Net assets at beginning of period                 50        --     6,026     5,037
                                             --------------------------------------
Net assets at end of period                  $    67   $    50   $ 7,891   $ 6,026
                                             ======================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                Legg Mason            Legg Mason
                                             Partners Variable   Partners Variable        MFS VIT
                                                Aggressive           Small Cap            Research
                                                  Growth               Growth          International
                                                Subaccount           Subaccount          Subaccount
                                             ----------------------------------------------------------
                                               2006     2005*      2006     2005*      2006     2005*
                                             ----------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (2)  $    --   $    (1)  $    --   $    --   $    --
     Capital gains distributions on sales         --        --         3        --        18        --
     Realized capital gain (loss)
       of fund shares                             --        --        (5)       --         3        --
     Change in unrealized appreciation/
       depreciation on investments
       during the period                          16        --        (2)       --        97        --
                                             ----------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              14        --        (5)       --       118        --

   From contractholder transactions:
     Variable annuity deposits                     1        --         1        --        83        --
     Account administrative fees                  --        --        --        --        --        --
     Terminations and withdrawals                 (2)       --        (5)       --       (21)       --
     Annuity payments                             --        --        --        --        --        --
     Transfers between subaccounts, net          439         3        82         2       921        29
                                             ----------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions            438         3        78         2       983        29
                                             ----------------------------------------------------------
Net increase (decrease) in net assets            452         3        73         2     1,101        29
Net assets at beginning of period                  3        --         2        --        29        --
                                             ----------------------------------------------------------
Net assets at end of period                  $   455   $     3   $    75   $     2   $ 1,130   $    29
                                             ==========================================================

                                                  MFS VIT             MFS VIT
                                                Total Return         Utilities
                                                 Subaccount         Subaccount
                                             --------------------------------------
                                               2006     2005*      2006     2005*
                                             --------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $    (3)  $    --   $    (8)  $    --
     Capital gains distributions                  16        --         8        --
     Realized capital gain (loss) on sales
       of fund shares                              4        --        14        --
     Change in unrealized appreciation/
       depreciation on investments
       during the period                          80        (2)      273        --
                                             --------------------------------------
   Net increase (decrease) in net assets
     from operations                              97        (2)      287        --

   From contractholder transactions:
     Variable annuity deposits                     4        --        44        --
     Account administrative fees                  --        --        --        --
     Terminations and withdrawals                (74)       --       (56)       --
     Annuity payments                             --        --        --        --
     Transfers between subaccounts, net        1,116       281     2,023        82
                                             --------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions          1,046       281     2,011        82
                                             --------------------------------------
Net increase (decrease) in net assets          1,143       279     2,298        82
Net assets at beginning of period                279        --        82        --
                                             --------------------------------------
Net assets at end of period                  $ 1,422   $   279   $ 2,380   $    82
                                             ======================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                              Neuberger
                                             Berman AMT          Oppenheimer
                                              Socially           Main Street                   PIMCO VIT
                                             Responsive           Small Cap                    All Asset
                                             Subaccount          Subaccount                    Subaccount
                                             --------------------------------------------------------------------
                                               2006**         2006         2005          2006           2005
                                             --------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $      (88)   $     (39)   $      (12)   $       88    $         56
     Capital gains distributions                     --           58            20             5               7
     Realized capital gain (loss) on sales
       of fund shares                                95           77            21            (6)             13
     Change in unrealized
       appreciation/depreciation on
       investments during the period              1,285          254            36           (38)              7
                                             --------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              1,292          350            65            49              83

   From contractholder transactions:
     Variable annuity deposits                       32          140            67            18              88
     Account administrative fees                     (1)          --            --            (2)             --
     Terminations and withdrawals                (1,005)        (368)         (102)       (1,362)            (89)
     Annuity payments                                --           --            --            --              --
     Transfers between subaccounts, net          10,840        2,456           350           756           1,760
                                             --------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions             9,866        2,228           315          (590)          1,759
                                             --------------------------------------------------------------------
Net increase (decrease) in net assets            11,158        2,578           380          (541)          1,842
Net assets at beginning of period                    --        1,009           629         2,420             578
                                             --------------------------------------------------------------------
Net assets at end of period                  $   11,158    $   3,587    $    1,009    $    1,879    $      2,420
                                             ====================================================================

                                                     PIMCO VIT                   PIMCO VIT
                                                    Commodity-                 Foreign Bond
                                                    Real Return                (U.S. Dollar-
                                                     Strategy                     Hedged)
                                                    Subaccount                  Subaccount
                                             -----------------------------------------------------
                                                2006          2005*         2006         2005*
                                             -----------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $        3    $         1    $      5    $        --
     Capital gains distributions                     --             --           5             --
     Realized capital gain (loss) on sales
       of fund shares                               (15)            --          (1)            --
     Change in unrealized
       appreciation/depreciation on
       investments during the period                (10)            (1)        (15)            --
                                             -----------------------------------------------------
   Net increase (decrease) in net assets
     from operations                                (22)            --          (6)            --

   From contractholder transactions:
     Variable annuity deposits                       39             --           1             --
     Account administrative fees                     --             --          --             --
     Terminations and withdrawals                   (10)            --         (17)            --
     Annuity payments                                --             --          --             --
     Transfers between subaccounts, net              13            112       2,253             39
                                             -----------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions                42            112       2,237             39
                                             -----------------------------------------------------
Net increase (decrease) in net assets                20            112       2,231             39
Net assets at beginning of period                   112             --          39             --
                                             -----------------------------------------------------
Net assets at end of period                  $      132    $       112    $  2,270    $        39
                                             =====================================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

**    For the period from April 27, 2006 (inception date) to December 31, 2006.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                    PIMCO VIT
                                                       Low                      PIMCO VIT                     Royce
                                                    Duration                   Real Return                  Micro-Cap
                                                   Subaccount                  Subaccount                   Subaccount
                                             ---------------------------------------------------------------------------------
                                                2006          2005         2006           2005          2006          2005*
                                             ---------------------------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $       93    $      32    $      252    $        93    $      (10)   $        1
     Capital gains distributions                     --            7           238            101            77             4
     Realized capital gain (loss) on sales
       of fund shares                               (30)          (5)         (200)           (13)            1            --
     Change in unrealized
       appreciation/depreciation on
       investments during the period                 21          (42)         (376)          (201)           81             5
                                             ---------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                                 84           (8)          (86)           (20)          149            10

   From contractholder transactions:
     Variable annuity deposits                       69           75           352          3,052            40            --
     Account administrative fees                     (1)          (1)           (1)            (1)           --            --
     Terminations and withdrawals                  (612)        (403)       (1,381)          (608)          (57)           (3)
     Annuity payments                                --           --            --             --            --            --
     Transfers between subaccounts, net             591        2,448          (867)         5,648         1,247           255
                                             ---------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions                47        2,119        (1,897)         8,091         1,230           252
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in net assets               131        2,111        (1,983)         8,071         1,379           262
Net assets at beginning of period                 3,088          977         9,737          1,666           262            --
                                             ---------------------------------------------------------------------------------
Net assets at end of period                  $    3,219    $   3,088    $    7,754    $     9,737    $    1,641    $      262
                                             =================================================================================

                                                     Rydex VT
                                                      Sector                       SBL
                                                     Rotation                     Equity
                                                    Subaccount                  Subaccount
                                             -----------------------------------------------------
                                                2006           2005          2006         2005
                                             -----------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $       (34)   $      (11)   $    (441)   $     (513)
     Capital gains distributions                     109            --           --            --
     Realized capital gain (loss) on sales
       of fund shares                                 40            18          151          (802)
     Change in unrealized
       appreciation/depreciation on
       investments during the period                  57            91        3,501         2,059
                                             -----------------------------------------------------
   Net increase (decrease) in net assets
     from operations                                 172            98        3,211           744

   From contractholder transactions:
     Variable annuity deposits                        59            37          337           511
     Account administrative fees                      --            --           (6)           (9)
     Terminations and withdrawals                   (106)          (61)      (5,552)       (5,285)
     Annuity payments                                 --            --           --            --
     Transfers between subaccounts, net             (185)        1,898       (1,354)       (4,705)
                                             -----------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions               (232)        1,874       (6,575)       (9,488)
                                             -----------------------------------------------------
Net increase (decrease) in net assets                (60)        1,972       (3,364)       (8,744)
Net assets at beginning of period                  2,314           342       32,744        41,488
                                             -----------------------------------------------------
Net assets at end of period                  $     2,254    $    2,314    $  29,380    $   32,744
                                             =====================================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                       SBL                   SBL
                                                    Large Cap               Money                  SBL
                                                      Value                 Market               Global
                                                   Subaccount             Subaccount           Subaccount
                                             -----------------------------------------------------------------
                                                2006        2005       2006       2005       2006      2005
                                             -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     (422) $     (426) $   (236) $    (256) $    (942) $   (915)
     Capital gains distributions                     --          --        --         --         --        --
     Realized capital gain (loss) on sales
       of fund shares                             1,645         675       432        259      5,634     3,640
     Change in unrealized
       appreciation/depreciation on
       investments during the period              4,301       2,155       204        183      4,431     4,201
                                             -----------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              5,524       2,404       400        186      9,123     6,926

   From contractholder transactions:
     Variable annuity deposits                      611         405       718      1,536      1,140     2,058
     Account administrative fees                     (5)         (7)       (7)       (10)       (10)      (15)
     Terminations and withdrawals                (4,879)     (3,851)   (6,699)    (6,111)   (10,710)   (8,773)
     Annuity payments                                (2)         (8)       --         (4)        (7)       --
     Transfers between subaccounts, net           4,758      (3,880)    6,526      3,810     (2,855)     (366)
                                             -----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions               483      (7,341)      538       (779)   (12,442)   (7,096)
                                             -----------------------------------------------------------------
Net increase (decrease) in net assets             6,007      (4,937)      938       (593)    (3,319)     (170)
Net assets at beginning of period                27,652      32,589    12,651     13,244     65,947    66,117
                                             -----------------------------------------------------------------
Net assets at end of period                  $   33,659  $   27,652  $ 13,589  $  12,651  $  62,628  $ 65,947
                                             =================================================================

                                                       SBL                   SBL
                                                   Diversified             Enhanced
                                                      Income                Index
                                                    Subaccount            Subaccount
                                             --------------------------------------------
                                                 2006       2005       2006       2005
                                             --------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     (415) $     (534) $   (186) $    (127)
     Capital gains distributions                     --          --        --         --
     Realized capital gain (loss) on sales
       of fund shares                               229         142       654        193
     Change in unrealized
       appreciation/depreciation on
       investments during the period                718         545     1,676        207
                                             --------------------------------------------
   Net increase (decrease) in net assets
     from operations                                532         153     2,144        273

   From contractholder transactions:
     Variable annuity deposits                      556         904       345        158
     Account administrative fees                     (5)        (10)       (2)        (2)
     Terminations and withdrawals                (5,257)     (6,023)   (2,474)    (1,221)
     Annuity payments                                (9)         (9)       (1)        (1)
     Transfers between subaccounts, net          (3,948)     (3,238)    8,298       (567)
                                             --------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions            (8,663)     (8,376)    6,166     (1,633)
                                             --------------------------------------------
Net increase (decrease) in net assets            (8,131)     (8,223)    8,310     (1,360)
Net assets at beginning of period                32,394      40,617     8,079      9,439
                                             --------------------------------------------
Net assets at end of period                  $   24,263  $   32,394  $ 16,389  $   8,079
                                             ============================================

***  For the period from January 1, 2006 to June 16, 2006 (closing date).

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                                            SBL
                                                       SBL                 Managed                SBL
                                                     Mid Cap                Asset                Equity
                                                     Growth              Allocation              Income
                                                   Subaccount            Subaccount            Subaccount
                                             -----------------------------------------------------------------
                                                2006        2005       2006       2005       2006      2005
                                             -----------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     (695) $     (718) $   (367) $    (437) $    (746) $   (791)
     Capital gains distributions                     --          --        --         --         --        --
     Realized capital gain (loss) on sales
       of fund shares                             3,238       1,912     1,004        434      2,879     1,462
     Change in unrealized
       appreciation/depreciation on
       investments during the period               (920)      1,076     1,850        752      6,090       536
                                             -----------------------------------------------------------------
   Net increase (decrease) in net assets
     from operations                              1,623       2,270     2,487        749      8,223     1,207

   From contractholder transactions:
     Variable annuity deposits                      984       1,501       351        703        804     2,817
     Account administrative fees                     (7)        (10)       (4)        (8)        (7)      (13)
     Terminations and withdrawals                (7,390)     (5,677)   (4,422)    (4,508)    (7,188)   (7,920)
     Annuity payments                                (3)        (29)       (6)        (2)        (3)       --
     Transfers between subaccounts, net          (3,646)     (4,908)   (1,741)       839     (3,982)      514
                                             -----------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions           (10,062)     (9,123)   (5,822)    (2,976)   (10,376)   (4,602)
                                             -----------------------------------------------------------------
Net increase (decrease) in net assets            (8,439)     (6,853)   (3,335)    (2,227)    (2,153)   (3,395)
Net assets at beginning of period                50,034      56,887    27,307     29,534     53,232    56,627
                                             -----------------------------------------------------------------
Net assets at end of period                  $   41,595  $   50,034  $ 23,972  $  27,307  $  51,079  $ 53,232
                                             =================================================================

                                                                             SBL
                                                      SBL                 Small Cap
                                                   High Yield               Value
                                                   Subaccount             Subaccount
                                             --------------------------------------------
                                                2006        2005       2006       2005
                                             --------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)            $     (256) $     (321) $   (378) $    (359)
     Capital gains distributions                     --          --        --         --
     Realized capital gain (loss) on sales
       of fund shares                             1,409       1,336     3,225      2,256
     Change in unrealized
       appreciation/depreciation on
       investments during the period                416        (635)     (267)     1,093
                                             --------------------------------------------
   Net increase (decrease) in net assets
     from operations                              1,569         380     2,580      2,990

   From contractholder transactions:
     Variable annuity deposits                      273         391       850      1,541
     Account administrative fees                     (3)         (5)       (3)        (4)
     Terminations and withdrawals                (3,290)     (3,241)   (3,021)    (2,472)
     Annuity payments                                --          --        (2)        (1)
     Transfers between subaccounts, net             105      (5,278)   (2,254)    (2,198)
                                             --------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions            (2,915)     (8,133)   (4,430)    (3,134)
                                             --------------------------------------------
Net increase (decrease) in net assets            (1,346)     (7,753)   (1,850)      (144)
Net assets at beginning of period                18,749      26,502    25,106     25,250
                                             --------------------------------------------
Net assets at end of period                  $   17,403  $   18,749  $ 23,256  $  25,106
                                             ============================================

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                       SBL                  SBL
                                                     Mid Cap             Small Cap                 SBL
                                                      Value                Growth               Select 25
                                                   Subaccount            Subaccount            Subaccount
                                               ---------------------------------------------------------------
                                                 2006      2005        2006      2005        2006      2005
                                               ---------------------------------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)              $ (1,327) $ (1,247)   $   (261) $   (277)   $   (212) $   (124)
     Capital gains distributions                     --        --          --        --          --        --
     Realized capital gain (loss) on
       sales of fund shares                      10,031     5,520       1,758     1,274         362       (49)
     Change in unrealized
       appreciation/depreciation on
       investments during the period              2,604     7,719        (991)       11         665     1,019
                                               ---------------------------------------------------------------
   Net increase (decrease) in net
     assets from operations                      11,308    11,992         506     1,008         815       846

   From contractholder transactions:
     Variable annuity deposits                    2,144     4,138         292       395         182       114
     Account administrative fees                    (13)      (19)         (3)       (4)         (2)       (2)
     Terminations and withdrawals               (13,303)  (10,930)     (2,952)   (2,547)     (2,164)   (1,198)
     Annuity payments                               (13)       (2)         (2)       --          (2)       --
     Transfers between subaccounts, net          (4,026)    1,945      (1,286)   (1,128)      6,744       632
                                               ---------------------------------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions           (15,211)   (4,868)     (3,951)   (3,284)      4,758      (454)
                                               ---------------------------------------------------------------
Net increase (decrease) in net assets            (3,903)    7,124      (3,445)   (2,276)      5,573       392
Net assets at beginning of period                92,303    85,179      18,926    21,202       9,670     9,278
                                               ---------------------------------------------------------------
Net assets at end of period                    $ 88,400  $ 92,303    $ 15,481  $ 18,926    $ 15,243  $  9,670
                                               ===============================================================

                                                      SBL                Van Kampen
                                                     Alpha                  LIT
                                                  Opportunity             Comstock
                                                   Subaccount            Subaccount
                                               -----------------------------------------
                                                 2006       2005       2006      2005*
                                               -----------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)              $    (65) $    (63)   $     (5) $     --
     Capital gains distributions                     --        --           6        --
     Realized capital gain (loss) on
       sales of fund shares                         275        37          22        --
     Change in unrealized
       appreciation/depreciation on
       investments during the period                289       245          53        --
                                               -----------------------------------------
   Net increase (decrease) in net
     assets from operations                         499       219          76        --

   From contractholder transactions:
     Variable annuity deposits                      182       388          28        --
     Account administrative fees                     (1)       (1)         --        --
     Terminations and withdrawals                  (851)     (420)       (293)       --
     Annuity payments                                --        --          --        --
     Transfers between subaccounts, net            (248)      540         765        35
                                               -----------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions              (918)      507         500        35
                                               -----------------------------------------
Net increase (decrease) in net assets              (419)      726         576        35
Net assets at beginning of period                 5,153     4,427          35        --
                                               -----------------------------------------
Net assets at end of period                    $  4,734  $  5,153    $    611  $     35
                                               =========================================

***   For the period from January 1, 2006 to June 16, 2006 (closing date).

See accompanying notes.

                          Variable Annuity Account VIII

                                 (In Thousands)

                     Years Ended December 31, 2006 and 2005

                                                   Van Kampen           Van Kampen
                                                      LIT               UIF Equity
                                                   Government           and Income
                                                   Subaccount           Subaccount
                                                ----------------------------------------
                                                  2006      2005*      2006      2005*
                                                ----------------------------------------
Increase (decrease) in net assets:
   From operations:
     Net investment income (loss)               $    (1)   $    --   $    (3)   $    --
     Capital gains distributions                                --         5         --
     Realized capital gain (loss) on sales
       of fund shares                                (2)        --        --         --
     Change in unrealized
       appreciation/depreciation on
       investments during the period                 13         --        51         --
                                                ----------------------------------------
   Net increase (decrease) in net assets
     from operations                                 10         --        53         --

   From contractholder transactions:
     Variable annuity deposits                        1         --        30          3
     Account administrative fees                     --         --        --         --
     Terminations and withdrawals                   (40)        --       (15)        --
     Annuity payments                                --         --        --         --
     Transfers between subaccounts, net             953         71     1,132          8
                                                ----------------------------------------
   Net increase (decrease) in net assets
     from contractholder transactions               914         71     1,147         11
                                                ----------------------------------------
Net increase (decrease) in net assets               924         71     1,200         11
Net assets at beginning of period                    71         --        11         --
                                                ----------------------------------------
Net assets at end of period                     $   995    $    71   $ 1,211    $    11
                                                ========================================

*     For the period from November 15, 2005 (inception date) to December 31,
      2005.

See accompanying notes.

                          Variable Annuity Account VIII

                          Notes to Financial Statements

                                December 31, 2006

1. Organization and Significant Accounting Policies

Organization

Variable Annuity Account VIII (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). Purchase payments for the Account are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. As directed by the owners, amounts may be invested in a designated series of the funds as follows:

                 Subaccount                                         Series of the Fund
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value                              AIM V.I. Basic Value Fund (Series II)
AIM V.I. Capital Development                      AIM V.I. Capital Development Fund (Series II)
AIM V.I. Global Health Care                       AIM V.I. Global Health Care Fund (Series I)
AIM V.I. International Growth                     AIM V.I. International Growth Fund (Series II)
AIM V.I. Mid Cap Core Equity                      AIM V.I. Mid Cap Core Equity Fund (Series II)
AIM V.I. Real Estate                              AIM V.I. Real Estate Fund (Series I)
American Century VP Ultra                         American Century VP Ultra Fund (Class II)
American Century VP Value                         American Century VP Value Fund (Class II)
Dreyfus IP Technology Growth                      Dreyfus IP Technology Growth Portfolio (Service Class)
Dreyfus VIF International Value                   Dreyfus VIF International Value Fund
Legg Mason Partners Variable Aggressive Growth*   Legg Mason Partners Variable Aggressive Growth  Fund (Class II)
Legg Mason Partners Variable Small Cap Growth**   Legg Mason Partners Variable Small Cap Growth Fund (Class II)
MFS VIT Research International                    MFS VIT Research International Series (Service Class)
MFS VIT Total Return                              MFS VIT Total Return Series (Service Class)
MFS VIT Utilities                                 MFS VIT Utilities Series (Service Class)
Neuberger Berman AMT Socially Responsive          Neuberger Berman AMT Socially Responsive (Class S)
Oppenheimer Main Street Small Cap                 Oppenheimer Main Street Small Cap Fund
PIMCO VIT All Asset                               PIMCO VIT All Asset Portfolio (Share Class)

*     Prior to April 28, 2006, this was Salomon Brothers Variable Aggressive
      Growth.

**    Prior to April 28, 2006, this was Salomon Brothers Variable Small Cap
      Growth.

                          Variable Annuity Account VIII

             Subaccount                                                 Series of the Fund
--------------------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn Strategy        PIMCO VIT CommodityRealReturn Strategy Portfolio (Administrative Class)
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)   PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged) (Administrative Class)
PIMCO VIT Low Duration                        PIMCO VIT Low Duration Portfolio (Share Class)
PIMCO VIT Real Return                         PIMCO Real Return Portfolio (Share Class)
Royce Micro-Cap                               Royce Micro-Cap Portfolio
Rydex VT Sector Rotation                      Rydex Sector Rotation Fund
                                              SBL Fund:
SBL Equity                                      Series A (Equity Series)
SBL Large Cap Value                             Series B (Large Cap Value Series)
SBL Money Market                                Series C (Money Market Series)
SBL Global                                      Series D (Global Series)
SBL Diversified Income                          Series E (Diversified Income Series)
SBL Enhanced Index                              Series H (Enhanced Index Series)
SBL Mid Cap Growth                              Series J (Mid Cap Growth Series)
SBL Managed Asset Allocation                    Series N (Managed Asset Allocation Series)
SBL Equity Income                               Series O (Equity Income Series)
SBL High Yield                                  Series P (High Yield Series)
SBL Small Cap Value                             Series Q (Small Cap Value Series)
SBL Mid Cap Value                               Series V (Mid Cap Value Series)
SBL Small Cap Growth                            Series X (Small Cap Growth Series)
SBL Select 25                                   Series Y (Select 25 Series)
SBL Alpha Opportunity                           Series Z (Alpha Opportunity Series)

Van Kampen LIT Comstock                       Van Kampen LIT Comstock Portfolio (Class II)
Van Kampen LIT Government                     Van Kampen LIT Government Portfolio (Class II)
Van Kampen UIF Equity and Income              Van Kampen UIF Equity and Income Portfolio (Class II)

During 2006, the SBL Large Cap Growth Series, the SBL Social Awareness Series, and the SBL Main Street Growth & Income Series merged into the SBL Select 25 Series, the Neuberger Berman AMT Socially Responsive, and the SBL Enhanced Index Series, respectively.

                          Variable Annuity Account VIII

Pursuant to the plan of reorganization approved by the SBL Large Cap Growth Series shareholders, the SBL Select 25 Series acquired all the net assets of the SBL Large Cap Growth Series, which totaled $6,089,386 on the closing date of the reorganization, June 16, 2006. A total of 936,865 shares were exchanged from the SBL Large Cap Growth Series. In exchange for the assets of the SBL Large Cap Growth Series, 608,330 shares of the SBL Select 25 Series were issued to shareholders of record immediately after the closing date.

Pursuant to the plan of reorganization approved by the SBL Social Awareness Series shareholders, the Neuberger Berman AMT Socially Responsive acquired all the net assets of the SBL Social Awareness Series, which totaled $10,943,603 on the closing date of the reorganization, June 16, 2006. A total of 456,191 shares were exchanged from the SBL Social Awareness Series. In exchange for the assets of the SBL Social Awareness Series, 742,947 shares of the Neuberger Berman AMT Socially Responsive were issued to shareholders of record immediately after the closing date.

Pursuant to the plan of reorganization approved by the SBL Main Street Growth & Income Series shareholders, the SBL Enhanced Index Series acquired all the net assets of the SBL Main Street Growth & Income Series, which totaled $8,631,504 on the closing date of the reorganization, June 16, 2006. A total of 916,331 shares were exchanged from the SBL Main Street Growth & Income Series. In exchange for the assets of the SBL Main Street Growth & Income Series, 894,456 shares of the SBL Enhanced Index Series were issued to shareholders of record immediately after the closing date.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

Under the terms of the investment advisory contracts, investment portfolios of the underlying mutual funds are managed by Security Management Company, LLC
(SMC), a limited liability company controlled by its members, SBL and Security Benefit Corporation. SBL is a wholly owned subsidiary of Security Benefit Corportion.

SMC has engaged T. Rowe Price Associates, Inc. to provide subadvisory services for the Managed Asset Allocation Series and the Equity Income Series; Wells Capital Management, Inc. to provide subadvisory services for the Small Cap Value Series, RS Investments to provide subadvisory services for the Small Cap Growth Series; OppenheimerFunds, Inc. to provide subadvisory services for the Global Series and the Main Street Growth & Income Series; Northern Trust Investments, Inc. to provide subadvisory services for the Enhanced Index Series;

                         Variable Annuity Account VIII
and Mainstream Investment Advisers to provide subadvisory services for the Alpha Opportunity Series.

The Account receives  deposits from three variable  annuity  contracts issued by
SBL: Variflex LS Variable Annuity, Variflex Signature Variable Annuity, and Variflex Extra Credit Variable Annuity (Extra Credit)

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.

The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2006, except for those individual subaccounts operating for portions of the year as disclosed in the financial statements, were as follows:

                                                           Cost of     Proceeds
                  Subaccount                              Purchases   from Sales
--------------------------------------------------------------------------------
                                                              (In Thousands)
AIM V.I. Basic Value                                      $     922   $      325
AIM V.I. Capital Development                                    584          111
AIM V.I. Global Health Care                                     416          420
AIM V.I. International Growth                                 6,942        1,945
AIM V.I. Mid Cap Core Equity                                  1,046        1,506
AIM V.I. Real Estate                                          4,500        1,465
American Century VP Ultra                                     1,061        6,042
American Century VP Value                                     3,765        3,362
Dreyfus IP Technology Growth                                     64           52
Dreyfus VIF International Value                               4,951        3,875
Legg Mason Partners Variable Aggressive Growth                  473           37
Legg Mason Variable Small Cap Growth                            154           74
MFS VIT Research International                                1,129          128
MFS VIT Total Return                                          1,315          256
MFS VIT Utilities                                             2,205          194
Neuberger Berman AMT Socially Responsive                     11,663        1,885
Oppenheimer Main Street Small Cap                             3,843        1,596
PIMCO VIT All Asset                                           1,498        1,995
PIMCO VIT CommodityRealReturn Strategy                          347          302
PIMCO VIT Foreign Bond (U.S. Dollar-Hedged)                   2,693          446

                          Variable Annuity Account VIII

                                                           Cost of     Proceeds
           Subaccount                                     Purchases   from Sales
--------------------------------------------------------------------------------
                                                              (In Thousands)
PIMCO VIT Low Duration                                    $   2,967   $    2,827
PIMCO VIT Real Return                                         2,978        4,385
Royce Micro-Cap                                               1,515          218
Rydex VT Sector Rotation                                        856        1,013
SBL Equity                                                    1,882        8,898
SBL Large Cap Value                                           9,745        9,684
SBL Money Market                                             24,143       23,841
SBL Global                                                    2,788       16,172
SBL Diversified Income                                        6,821       15,899
SBL Enhanced Index                                           12,258        6,278
SBL Mid Cap Growth                                            4,389       15,146
SBL Managed Asset Allocation                                  1,209        7,398
SBL Equity Income                                             3,161       14,283
SBL High Yield                                                7,146       10,317
SBL Small Cap Value                                           5,773       10,581
SBL Mid Cap Value                                             6,448       22,986
SBL Small Cap Growth                                          3,086        7,298
SBL Select 25                                                11,308        6,762
SBL Alpha Opportunity                                         1,555        2,538
Van Kampen LIT Comstock                                         829          328
Van Kampen LIT Government                                     1,066          153
Van Kampen UIF Equity and Income                              1,172           23

Annuity Reserves

Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

                          Variable Annuity Account VIII

Reinvestment of Dividends

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Variable Annuity Contract Charges

SBL deducts a daily administrative fee equivalent to an annual rate of 0.15% of the average daily net asset value. Additionally, for Extra Credit contracts, an account administrative fee of $30 is deducted annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force. The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of average daily net asset value of which 0.70% is for assuming mortality risks and the remainder is for assuming expense risks. Extra Credit contract owners may elect an annual stepped up death benefit for an additional fee of 0.20% of average daily net asset value.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                          Variable Annuity Account VIII

3. Summary of Unit Transactions

The changes in units outstanding for the years ended December 31, 2006 and 2005, except for those individual subaccounts operating for portions of such years as disclosed in the financial statements, were as follows:

                                                2006                         2005
                                    ------------------------------  ------------------------------
                                                           Net                             Net
                                    Units     Units      Increase   Units     Units      Increase
            Subaccount              Issued   Redeemed   (Decrease)  Issued   Redeemed   (Decrease)
------------------------------------------------------------------  ------------------------------
                                                              (In Thousands)
AIM V.I. Basic Value                    76        (28)         48       40        (75)        (35)
AIM V.I. Capital Development            51        (10)         41        1         --           1
AIM V.I. Global Health Care             45        (44)          1       39        (10)         29
AIM V.I. International Growth          595       (180)        415        9         --           9
AIM V.I. Mid Cap Core Equity           102       (151)        (49)     260       (361)       (101)
AIM V.I. Real Estate                   268       (106)        162      214       (189)         25
American Century VP Ultra              116       (596)       (480)     621       (198)        423
American Century VP Value              291       (296)         (5)     432       (208)        224
Dreyfus IP Technology Growth             6         (5)          1        5         --           5
Dreyfus VIF International  Value       343       (302)         41      397       (358)         39
Legg Mason Partners Variable
   Aggressive Growth                    51        (10)         41       --         --          --
Legg Mason Partners Variable
   Small Cap Growth                     17        (10)          7       --         --          --
MFS VIT Research International         103        (19)         84        3         --           3
MFS VIT Total Return                   129        (28)        101       32         (5)         27
MFS VIT Utilities                      186        (17)        169        8         --           8
Neuberger Berman AMT Socially
   Responsive                          797       (122)        675       --         --          --
Oppenheimer Main Street Small Cap      308       (126)        182       73        (45)         28

                          Variable Annuity Account VIII

                                                2006                            2005
                                   ------------------------------  -------------------------------
                                                           Net                             Net
                                    Units    Units      Increase     Units     Units     Increase
            Subaccount             Issued   Redeemed   (Decrease)   Issued   Redeemed   (Decrease)
-----------------------------------------------------------------   ------------------------------
PIMCO VIT All Asset                   211       (264)         (53)     228        (67)        161
PIMCO VIT Commodity-RealReturn
   Strategy                            33        (30)           3       11         --          11
PIMCO VIT Foreign Bond (U.S.
   Dollar-Hedged)                     263        (45)         218        4         --           4
PIMCO VIT Low Duration                296       (291)           5      266        (54)        212
PIMCO VIT Real Return                 318       (500)        (182)     915       (155)        760
Royce Micro-Cap                       136        (29)         107       25         --          25
Rydex VT Sector Rotation               68        (90)         (22)     212        (44)        168
SBL Equity                            149       (474)        (325)     270       (776)       (506)
SBL Large Cap Value                   571       (552)         (19)     259       (676)       (417)
SBL Money Market                    2,197     (2,154)          43    2,911     (2,972)        (61)
SBL Global                            199       (589)        (390)     386       (638)       (252)
SBL Diversified Income                561     (1,111)        (550)     592     (1,126)       (534)
SBL Enhanced Index                  1,419       (722)         697      161       (349)       (188)
SBL Mid Cap Growth                    202       (479)        (277)     346       (651)       (305)
SBL Managed Asset Allocation          100       (389)        (289)     170       (330)       (160)
SBL Equity Income                     197       (576)        (379)     386       (570)       (184)
SBL High Yield                        484       (658)        (174)     254       (761)       (507)
SBL Small Cap Value                   302       (485)        (183)     311       (456)       (145)
SBL Mid Cap Value                     257       (565)        (308)     377       (490)       (113)
SBL Small Cap Growth                  243       (484)        (241)     184       (396)       (212)
SBL Select 25                       1,372       (857)         515      373       (433)        (60)
SBL Alpha Opportunity                 162       (242)         (80)     226       (182)         44
Van Kampen LIT Comstock                81        (32)          49        3         --           3
Van Kampen LIT Government             108        (18)          90        9         (2)          7
Van Kampen UIF Equity and Income      110         (4)         106        1         --           1

                          Variable Annuity Account VIII

4. Unit Values

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. Only product designs within each product that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2. A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2006, follows:

           Subaccount                       2006            2005            2004             2003            2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Basic Value(1)
Units                                    122,297          74,472         108,706               --              --
Unit value                         $12.08/$12.15   $10.86/$10.91   $10.47/$10.49   $           --   $          --
Net assets (000s)                  $       1,485   $         812   $       1,141   $           --   $          --
Ratio of expenses to net assets*      1.40%/1.60%     1.40%/1.60%     1.40%/1.60%              --%             --%
Investment income ratio**                   0.13%             --%             --%              --%             --%
Total return***                     11.14%/11.36%     3.96%/3.75%     4.90%/4.70%              --%             --%

AIM V.I. Capital Development(3)
Units                                     41,832             775              --               --              --
Unit value                         $11.85/$11.88   $10.36/$10.37   $          --   $           --   $          --
Net assets (000s)                  $         497   $           8   $          --   $           --   $          --
Ratio of expenses to net assets*      1.40%/1.60%     1.40%/1.60%             --%              --%             --%
Investment income ratio**                     --%             --%             --%              --%             --%
Total return***                     14.40%/14.63%     3.65%/3.62%             --%              --%             --%

AIM V.I. Global Health Care(1)
Units                                     55,748          55,356          26,093               --              --
Unit value                         $11.04/$11.10   $10.66/$10.70   $10.02/$10.04   $           --   $          --
Net assets (000s)                  $         619   $         592   $         262   $           --   $          --
Ratio of expenses to net assets*      1.40%/1.60%     1.40%/1.60%     1.40%/1.60%              --%             --%
Investment income ratio**                     --%             --%             --%              --%             --%
Total return***                       3.56%/3.77%     6.64%/6.42%     0.40%/0.20%              --%             --%

AIM V.I. International Growth(3)
Units                                    424,790           9,251              --               --              --
Unit value                         $13.48/$13.51   $10.71/$10.72   $          --   $           --   $          --
Net assets (000s)                  $       5,741   $          99   $          --   $           --   $          --
Ratio of expenses to net assets*      1.40%/1.60%     1.40%/1.60%             --%              --%             --%
Investment income ratio**                   1.22%           0.97%             --%              --%             --%
Total return***                     25.84%/26.10%     7.17%/7.14%             --%              --%             --%

                          Variable Annuity Account VIII

           Subaccount                        2006            2005            2004            2003            2002
-----------------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity(1)
Units                                      57,580         105,852         207,578              --              --
Unit value                         $ 12.35/$12.42   $11.31/$11.35   $10.71/$10.73   $          --   $          --
Net assets (000s)                  $          715   $       1,202   $       2,229   $          --   $          --
Ratio of expenses to net assets*       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                    0.50%           0.21%           0.04%             --%             --%
Total return***                        9.21%/9.43%     5.77%/5.56%     7.30%/7.10%             --%             --%

AIM V.I. Real Estate(1)
Units                                     382,763         220,560         195,046              --              --
Unit value                         $ 19.89/$20.01   $14.18/$14.23   $12.61/$12.63   $          --   $          --
Net assets (000s)                  $        7,659   $       3,139   $       2,464   $          --   $          --
Ratio of expenses to net assets*       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                    1.32%           1.13%           1.37%             --%             --%
Total return***                      40.33%/40.61%   12.64%/12.41%   26.30%/26.10%             --%             --%

American Century VP Ultra(1)
Units                                     114,159         594,493         171,860              --              --
Unit value                         $   9.91/$9.97   $10.43/$10.47   $10.39/$10.41   $          --   $          --
Net assets (000s)                  $        1,138   $       6,223   $       1,789   $          --   $          --
Ratio of expenses to net assets*       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                      --%             --%             --%             --%             --%
Total return***                     (4.93)%/(4.74)%    0.55%/0.35%     4.10%/3.90%             --%             --%

American Century VP Value(1)
Units                                     448,658         454,000         229,891              --              --
Unit value                         $ 13.04/$13.11   $11.18/$11.23   $10.84/$10.86   $          --   $          --
Net assets (000s)                  $        5,884   $       5,096   $       2,497   $          --   $          --
Ratio of expenses to net assets*       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                    1.18%           0.46%             --%             --%             --%
Total return***                      16.57%/16.81%     3.39%/3.18%     8.60%/8.40%             --%             --%

Dreyfus IP Technology Growth(3)
Units                                       6,409           4,913              --              --              --
Unit value                         $ 10.46/$10.49   $10.22/$10.22   $          --   $          --   $          --
Net assets (000s)                  $           67   $          50   $          --   $          --   $          --
Ratio of expenses to net assets*       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**                      --%             --%             --%             --%             --%
Total return***                        2.38%/2.58%     2.22%/2.19%             --%             --%             --%

                          Variable Annuity Account VIII

                    Subaccount                               2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF International Value(1)
Units                                                     524,372         483,137         444,705              --              --
Unit value                                          $14.96/$15.05   $12.43/$12.47   $11.30/$11.33   $          --   $          --
Net assets (000s)                                   $       7,891   $       6,026   $       5,037   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                                    1.18%             --%           1.45%             --%             --%
Total return***                                      20.43%/20.68%    10.13%/9.91%   13.30%/13.00%             --%             --%

Legg Mason Partners Variable Aggressive Growth(3)
Units                                                      41,091             266              --              --              --
Unit value                                           11.05/$11.07   $10.14/$10.14   $          --   $          --   $          --
Net assets (000s)                                   $         455   $           3   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**                                      --%             --%             --%             --%             --%
Total return***                                        8.98%/9.20%     1.39%/1.36%             --%             --%             --%

Legg Mason Partners Variable Small Cap Growth(3)
Units                                                       6,621             204              --              --              --
Unit value                                          $11.32/$11.32   $10.24/$10.25   $          --   $          --   $          --
Net assets (000s)                                   $          75   $           2   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     0.40%/1.60%             --%             --%             --%
Investment income ratio**                                      --%             --%             --%             --%             --%
Total return***                                      10.26%/10.48%     2.46%/2.44%             --%             --%             --%

MFS VIT Research International(3)
Units                                                      86,592           2,758              --              --              --
Unit value                                          $13.05/$13.05   $10.56/$10.57   $          --   $          --   $          --
Net assets (000s)                                   $       1,130   $          29   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**(2)                                 1.24%           0.94%             --%             --%             --%
Total return***                                      23.30%/23.55%     5.66%/5.63%             --%             --%             --%

MFS VIT Total Return(3)
Units                                                     128,032          27,649              --              --              --
Unit value                                          $11.08/$11.10   $10.09/$10.09   $          --   $          --   $          --
Net assets (000s)                                   $       1,422   $         279   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**                                    1.22%             --%             --%             --%             --%
Total return***                                       9.84%/10.07%     0.89%/0.87%             --%             --%             --%

                          Variable Annuity Account VIII

                Subaccount                                   2006            2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities(3)
Units                                                     176,664           7,828              --              --              --
Unit value                                         $ 13.44/$13.47   $10.43/$10.43   $          --   $          --   $          --
Net assets (000s)                                  $        2,380   $          82   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**                                    0.31%             --%             --%             --%             --%
Total return***                                      28.87%/29.13%     4.33%/4.30%             --%             --%             --%

Neuberger Berman AMT Socially Responsive(4)
Units                                                     674,993              --              --              --              --
Unit value                                         $ 16.51/$16.53   $          --   $          --   $          --   $          --
Net assets (000s)                                  $       11,158   $          --   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%             --%             --%             --%             --%
Investment income ratio**                                      --%             --%             --%             --%             --%
Total return***                                      65.10%/65.32%             --%             --%             --%             --%

Oppenheimer Main Street Small Cap(1)
Units                                                     265,877          84,539          57,058              --              --
Unit value                                         $ 13.41/$13.49   $11.89/$11.93   $11.01/$11.03   $          --   $          --
Net assets (000s)                                  $        3,587   $       1,009   $         629   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                                    0.02%             --%             --%             --%             --%
Total return***                                      12.83%/13.06%     8.18%/7.96%   10.30%/10.10%             --%             --%

PIMCO VIT All Asset(1)
Units                                                     162,063         215,301          53,878              --              --
Unit value                                         $ 11.53/$11.60   $11.20/$11.24   $10.71/$10.73   $          --   $          --
Net assets (000s)                                  $        1,879   $       2,420   $         578   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%     1.40%/1.60%             --%             --%
Investment income ratio**                                    5.73%           5.14%           5.29%             --%             --%
Total return***                                        2.99%/3.20%     4.75%/4.53%     7.30%/7.10%             --%             --%

PIMCO VIT Commodity-RealReturn Strategy(3)
Units                                                      13,332          10,843              --              --              --
Unit value                                         $   9.87/$9.90   $10.35/$10.36   $          --   $          --   $          --
Net assets (000s)                                  $          132   $         112   $          --   $          --   $          --
Ratio of expenses to net assets*                       1.40%/1.60%     1.40%/1.60%             --%             --%             --%
Investment income ratio**                                    4.32%           1.89%             --%             --%             --%
Total return***                                     (4.64)%/(4.45)%    3.57%/3.54%             --%             --%             --%

                          Variable Annuity Account VIII

          Subaccount                             2006               2005               2004               2003                2002
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Foreign Bond
   (U.S. Dollar-Hedged)(3)
Units                                         221,956              3,836                 --                 --                  --
Unit value                          $    10.21/$10.23    $  10.15/$10.15    $            --    $            --   $              --
Net assets (000s)                   $           2,270    $            39    $            --    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%                --%                --%                 --%
Investment income ratio**                        0.74%              0.15%                --%                --%                 --%
Total return***                            0.57%/0.78%        1.53%/1.51%                --%                --%                 --%

PIMCO VIT Low Duration(1)
Units                                         315,064            309,949             97,594                 --                  --
Unit value                          $    10.15/$10.21    $    9.92/$9.96    $   9.98/$10.00    $            --   $              --
Net assets (000s)                   $           3,219    $         3,088    $           977    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%                --%                 --%
Investment income ratio**                        4.67%              3.28%              1.58%                --%                 --%
Total return***                            2.33%/2.54%     (0.42)%/(0.62)%        --%/(0.20)%               --%                 --%

PIMCO VIT Real Return(1)
Units                                         736,149            918,200            157,929                 --                  --
Unit value                          $    10.47/$10.53    $  10.56/$10.60    $  10.52/$10.53    $            --   $              --
Net assets (000s)                   $           7,754    $         9,737    $         1,666    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%                --%                 --%
Investment income ratio**                        4.54%              3.24%              0.90%                --%                 --%
Total return***                         (0.88)%/(0.68)%       0.64%/0.44%        5.30%/5.20%                --%                 --%

Royce Micro-Cap(3)
Units                                         131,895             25,089                 --                 --                  --
Unit value                          $    12.42/$12.44    $  10.42/$10.42    $            --    $            --   $              --
Net assets (000s)                   $           1,641    $           262    $            --    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%                --%                --%                 --%
Investment income ratio**                        0.26%              1.03%                --%                --%                 --%
Total return***                          19.14%/19.38%        4.24%/4.21%                --%                --%                 --%

Rydex VT Sector Rotation(1)
Units                                         178,528            201,300             33,344                 --                  --
Unit value                          $    12.55/$12.63    $  11.45/$11.50    $  10.23/$10.25    $            --   $              --
Net assets (000s)                   $           2,254    $         2,314    $           342    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%                --%                 --%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                            9.61%/9.83%      12.12%/11.90%        2.50%/2.30%                --%                 --%

                          Variable Annuity Account VIII

          Subaccount                             2006               2005               2004               2003                2002
----------------------------------------------------------------------------------------------------------------------------------
SBL Equity
Units                                       1,341,255          1,666,651          2,173,082          2,817,368           3,250,221
Unit value                          $     8.47/$21.95    $   7.63/$19.72    $   7.43/$19.16    $   7.00/$18.03   $     5.85/$15.03
Net assets (000s)                   $          29,380    $        32,744    $        41,488    $        50,456   $          48,557
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.10%              0.57%               0.75%
Total return***                          11.32%/11.09%        2.88%/2.67%        6.27%/6.14%      19.96%/19.66%    (25.15)%/(25.29)%

SBL Large Cap Value
Units                                       1,482,463          1,462,949          1,879,922          2,268,144           2,359,472
Unit value                          $    12.88/$22.89    $  10.73/$19.03    $   9.87/$17.46    $   9.05/$15.98   $     7.14/$12.58
Net assets (000s)                   $          33,659    $        27,652    $        32,589    $        35,895   $          29,510
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.06%              0.88%               1.86%
Total return***                          20.05%/20.29%        8.98%/8.76%        9.26%/9.06%      27.03%/26.75%    (25.21)%/(25.31)%

SBL Money Market
Units                                       1,049,563          1,006,612          1,068,367          1,560,353           3,530,067
Unit value                          $    10.54/$13.03    $  10.26/$12.65    $  10.15/$12.49    $  10.24/$12.58   $    10.35/$12.69
Net assets (000s)                   $          13,589    $        12,651    $        13,244    $        19,485   $          44,665
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.06%              0.59%               4.18%
Total return***                            2.76%/2.97%        1.26%/1.06%     (0.72)%/(0.88)%    (0.87)%/(1.06)%     (0.24)%/(0.38)%

SBL Global
Units                                       1,783,733          2,174,385          2,426,538          2,795,188           2,743,900
Unit value                          $    13.47/$35.97    $  11.66/$31.09    $  10.44/$27.77    $   8.93/$23.71   $     6.33/$16.76
Net assets (000s)                   $          62,628    $        65,947    $        66,117    $        65,420   $          45,315
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%                --%              0.25%               0.11%
Total return***                          15.47%/15.70%      11.94%/11.72%      17.12%/16.91%      41.47%/41.07%    (23.82)%/(23.92)%

SBL Diversified Income
Units                                       1,505,555          2,055,728          2,589,290          3,046,261           4,048,685
Unit value                          $    12.68/$16.18    $  12.41/$15.81    $  12.38/$15.74    $  12.12/$15.38   $    11.94/$15.12
Net assets (000s)                   $          24,263    $        32,394    $        40,617    $        46,680   $          60,997
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.87%              8.93%               4.05%
Total return***                            2.15%/2.35%        0.43%/0.22%        2.34%/2.15%        1.72%/1.51%         7.77%/7.57%

                          Variable Annuity Account VIII

          Subaccount                             2006               2005               2004               2003                2002
----------------------------------------------------------------------------------------------------------------------------------
SBL Enhanced Index
Units                                       1,589,196            891,569          1,078,963          1,245,279           1,349,771
Unit value                          $     9.46/$10.34    $    8.32/$9.07    $    8.05/$8.76    $   7.44 /$8.09   $      5.92/$6.42
Net assets (000s)                   $          16,389    $         8,079    $         9,439    $        10,052   $           8,649
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.09%              0.74%               1.31%
Total return***                          13.71%/13.94%        3.58%/3.37%        8.28%/8.20%      26.01%/25.68%    (24.02)%/(24.20)%

SBL Mid Cap Growth
Units                                       1,144,741          1,422,445          1,727,356          2,031,747           2,087,849
Unit value                          $    11.14/$37.58    $  10.79/$36.32    $  10.17/$34.16    $   9.39/$31.46   $     6.10/$20.41
Net assets (000s)                   $          41,595    $        50,034    $        56,887    $        62,207   $          41,419
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                            3.26%/3.47%        6.31%/6.10         8.58%/8.31%      54.14%/53.93%    (30.48)%/(30.60)%

SBL Managed Asset Allocation
Units                                       1,113,937          1,402,573          1,562,404          1,729,620           1,904,261
Unit value                          $    12.23/$21.58    $  11.09/$19.53    $  10.80/$18.98    $   9.91/$17.38   $     8.13/$14.23
Net assets (000s)                   $          23,972    $        27,307    $        29,534    $        29,972   $          26,843
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.50%              1.58%               4.12%
Total return***                          10.30%/10.52%        2.89%/2.69%        9.21%/8.98%      22.14%/21.89%    (10.90)%/(11.05)%

SBL Equity Income
Units                                       1,709,684          2,088,980          2,273,969          2,357,497           2,578,807
Unit value                          $    16.06/$30.12    $  13.74/$25.71    $  13.46/$25.13    $  11.95/$22.28   $     9.70/$18.04
Net assets (000s)                   $          51,079    $        53,232    $        56,627    $        52,145   $          46,165
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.16%              1.28%               2.70%
Total return***                          16.92%/17.16%        2.29%/2.09%      12.79%/12.64%      23.50%/23.20%    (14.62)%/(14.76)%

SBL High Yield
Units                                         964,801          1,138,844          1,645,693          2,455,243           1,673,826
Unit value                          $    14.68/$18.11    $  13.42/$16.52    $  13.14/$16.14    $  11.96/$14.66   $     9.99/$12.22
Net assets (000s)                   $          17,403    $        18,749    $        26,502    $        35,946   $          20,362
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.72%              6.99%               6.87%
Total return***                            9.41%/9.63%        2.36%/2.15%       10.10%/9.87%      19.97%/19.72%      (0.97)%/(1.19)%

                          Variable Annuity Account VIII

          Subaccount                             2006               2005               2004               2003                2002
----------------------------------------------------------------------------------------------------------------------------------
SBL Small Cap Value
Units                                         886,948          1,070,511          1,215,676          1,243,835           1,173,169
Unit value                          $    26.88/$26.21    $  23.44/$24.08    $  20.76/$21.37    $  17.49/$18.05   $    11.75/$12.15
Net assets (000s)                   $          23,256    $        25,106    $        25,250    $        21,773   $          13,804
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                          11.60%/11.82%      12.91%/12.68%      18.70%/18.39%      48.85%/48.56%      (8.27)%/(8.44)%

SBL Mid Cap Value
Units                                       1,688,369          1,996,386          2,110,091          2,220,418           2,487,053
Unit value                          $    25.97/$52.96    $  23.02/$46.84    $  20.13/$40.88    $  16.11/$32.65   $    10.61/$21.46
Net assets (000s)                   $          88,400    $        92,303    $        85,179    $        71,687   $          52,688
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%              0.02%              0.26%               0.89%
Total return***                          12.83%/13.06%      14.59%/14.36%      25.21%/24.95%      52.14%/51.84%    (15.28)%/(15.46)%

SBL Small Cap Growth
Units                                         888,226          1,129,185          1,340,541          1,675,219           1,609,029
Unit value                          $     9.17/$17.61    $   8.87/$16.98    $   8.38/$16.02    $   7.27/$13.87   $      4.72/$8.99
Net assets (000s)                   $          15,481    $        18,926    $        21,202    $        23,006   $          14,302
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                            3.45%/3.66%        6.01%/5.79%      15.50%/15.27%      54.28%/54.03     (27.56)%/(27.72)%

SBL Select 25
Units                                       1,571,792          1,056,685          1,116,495          1,458,248           1,803,161
Unit value                          $      8.17/$9.73    $    7.72/$9.18    $    7.02/$8.33    $    6.39/$7.56   $      5.52/$6.51
Net assets (000s)                   $          15,243    $         9,670    $         9,278    $        11,016   $          11,725
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%        1.40%/1.60%         1.40%/1.60%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                            5.82%/6.04%       10.19%/9.97%       10.19%/9.86%      16.13%/15.76%    (27.67)%/(27.75)%

SBL Alpha Opportunity(1)
Units                                         375,758            456,078            412,015                 --                  --
Unit value                          $    12.53/$12.60    $  11.26/$11.30    $  10.72/$10.74    $            --   $              --
Net assets (000s)                   $           4,734    $         5,153    $         4,427    $            --   $              --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%        1.40%/1.60%                --%                 --%
Investment income ratio**                          --%                --%                --%                --%                 --%
Total return***                          11.32%/11.55%        5.17%/4.95%        7.40%/7.20%                --%                 --%

                          Variable Annuity Account VIII

          Subaccount                             2006               2005               2004               2003              2002
--------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Comstock(3)
Units                                          52,354              3,438                 --                 --                --
Unit value                          $    11.63/$11.66    $  10.19/$10.19    $            --    $            --   $            --
Net assets (000s)                   $             611    $            35    $            --    $            --   $            --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%                --%                --%               --%
Investment income ratio**                        0.46%                --%                --%                --%               --%
Total return***                          14.19%/14.42%        1.90%/1.87%                --%                --%               --%

Van Kampen LIT Government(3)
Units                                          96,810              7,046                 --                 --                --
Unit value                          $    10.25/$10.28    $  10.11/$10.11    $            --    $            --   $            --
Net assets (000s)                   $             995    $            71    $            --    $            --   $            --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%                --%                --%               --%
Investment income ratio**                        0.87%                --%                --%                --%               --%
Total return***                            1.46%/1.67%        1.10%/1.07%                --%                --%               --%

Van Kampen UIF Equity and
   Income(3)
Units                                         107,933              1,122                 --                 --                --
Unit value                          $    11.22/$11.22    $  10.10/$10.11    $            --    $            --   $            --
Net assets (000s)                   $           1,211    $            11    $            --    $            --   $            --
Ratio of expenses to net assets*           1.40%/1.60%        1.40%/1.60%                --%                --%               --%
Investment income ratio**                        0.38%                --%                --%                --%               --%
Total return***                          10.78%/11.00%        1.07%/1.04%                --%                --%               --%

* These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios excluded those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                          Variable Annuity Account VIII

(1)   For the period from February 11, 2004 (inception date) to December 31,
      2004.

(2) Investment income is less than $1,000, so amount is not reported in the statement of operations, but is used in the investment income ratio calculation.

(3)   For the period from November 15, 2005 (inception date) to December 31,
      2005.

(4)   For the period from April 27, 2006 (inception date) to December 31, 2006.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          (a)  Financial Statements

               The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006; and (2) the audited financial statements of Variable Annuity Account VIII at December 31, 2006, and for each of the two years in the period ended December 31, 2006.

          (b)  Exhibits

               (1) Resolution of the Board of Directors of Security Benefit Life Insurance Company ("SBL") authorizing establishment of the Separate Account(c)

               (2)  Not Applicable

               (3)  (a) Facilities Agreement(a)

                    (b)  SBL Variable Products Schedule of Commissions(i)

                    (c)  Marketing Organizational Agreement(g)

                    (d)  SBL Variable Products Sales Agreement(h)

                    (e)  Schedule of Asset Based Commissions(e)

                    (f) Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreement(m)

                    (g)  Distribution Agreement(n)

               (4)  (a) Individual Contract (Form V6022 10-94) (i)

                    (b)  Individual Contract - Unisex (Form V6022 10-94)U(c)

                    (c)  Loan Endorsement (Form V6066 10-00)(j)

                    (d)  SIMPLE IRA Endorsement (Form 4453C-5S R9-03)(k)

                    (e)  Tax-Sheltered Annuity Endorsement (Form V6101
                         (9-05))(a)

                    (f) Individual Retirement Annuity Endorsement (Form 6849A R9-03)(k)

                    (g)  Roth IRA Endorsement (Form V6851A R9-03)(k)

                    (h)  457 Plan Endorsement (Form V6054 R1-98)(c)

                    (i)  403a Endorsement (Form V6057 10-98)(d)

                    (j)  Method for Deductions Endorsement (Form V6071 3-01)(g)

                    (k)  Texas Optional Retirement Plan Rider (Form V6932G
                         7-00)(g)

               (5)  Application (Form V6845 R5-97)(f)

               (6)  (a) Composite of Articles of Incorporation of SBL(b)

                    (b)  Bylaws of SBL(a)

               (7)  Not Applicable (8)

                    (a)  Participation Agreement - AIM(n)

                         (i) Amendments Nos. 1 and 2 to Participation Agreement - AIM - Variable Insurance Funds(n)

                         (ii) Amendment No. 3 to Participation Agreement - AIM
                              - Variable Insurance Funds(q)

                    (b)  Participation Agreement - American Century(n)

                    (c)  Participation Agreement - Dreyfus(n)

                         (i) Amendment No. 1 to Participation Agreement - Dreyfus - Variable Insurance Funds(n)

                    (d) Participation Agreement - Legg Mason (Citigroup Global Markets, Inc). (n)

                    (e)  Participation Agreement - MFS(R)(o)

                    (f)  Participation Agreement - Neuberger Berman - AMT
                         Funds(n)

                         (i) Amendments Nos. 1 and 2 to Participation Agreement - Neuberger Berman - AMT Funds(n)

                    (g)  Participation Agreement - Oppenheimer(n)

                         (i)  Amendments Nos. 1 and 2 to Participation Agreement
                              - Oppenheimer(n)

                         (ii) Amendment No. 3 to Participation Agreement -
                              Oppenheimer(q)

                    (h)  Participation Agreement - PIMCO(l)

                         (i) Amendments Nos. 1, 2, 3 and 4 to Participation Agreement - PIMCO - Variable Insurance Funds(q)

                    (i)  Participation Agreement - Royce(n)

                    (j)  Participation Agreement - Rydex(p)

                         (i) Amendments Nos. 1, 2, 3, 4 and 5 to Participation Agreement - Rydex - Variable Funds(p)

                         (ii) Amendment No. 6 to Participation Agreement -
                              Rydex - Variable Funds(q)

                    (k)  Participation Agreement - Van Kampen LIT(n)

                         (i) Amendment No. 1 to Participation Agreement - Van Kampen - Insurance Funds(q)

                    (l) Participation Agreement - Van Kampen UIF (Morgan Stanley) (o)

                    (m)  Information Sharing Agreement - AIM

                    (n)  Information Sharing Agreement - American Century

                    (o)  Information Sharing Agreement - Dreyfus

                    (p)  Information Sharing Agreement - Legg Mason

                    (q)  Information Sharing Agreement -MFS

                    (r)  Information Sharing Agreement - Neuberger Berman

                    (s)  Information Sharing Agreement - Oppenheimer

                    (t)  Information Sharing Agreement - PIMCO

                    (u)  Information Sharing Agreement - Royce

                    (v)  Information Sharing Agreement - Rydex

                    (w)  Information Sharing Agreement - Van Kampen

                    (x)  Information Sharing Agreement - Security Funds (r)

               (9)  Opinion of Counsel(i)

               (10) (a)  Consent of Independent Registered Public Accounting
                         Firm

                    (b)  Consent of Counsel

               (11) Not Applicable

               (12) Not Applicable

               (13) Not Applicable


(a) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).

(b) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).

(c) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-23723 (filed March 1, 1999).

(d) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-23723 (filed April 30, 1999).

(e) Incorporated herein by reference to Exhibits filed with Registration Statement No. 2-89328 (filed April 28, 2000).

(f) Incorporated herein by reference to Exhibits filed with Registration Statement No. 33-85592 (filed May 1, 2000).

(g) Incorporated herein by reference to Exhibits filed with Registration Statement No. 2-89328 (filed April 11, 2001).

(h) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed March 1, 2002).

(i) Incorporated herein by reference to Exhibits filed with Registration Statement No. 33-85592 (filed April 11, 2001).

(j) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed February 16, 2001).

(k) Incorporated herein by reference to Exhibits filed with Registration Statement no. 333-93947 (filed April 30, 2004).

(l) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2004).

(m) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).

(n) Incorporated herein by reference to Exhibits filed with Registration Statement No. 2-89328 (filed April 28, 2006).

(o) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-124509 (filed April 28, 2006).

(p) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).

(q) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).

(r) Incorporated herein by reference to Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).


Item 25.    Directors and Officers of the Depositor

            Name and Principal
             Business Address         Positions and Offices with Depositor
            ------------------        ------------------------------------
            Kris A. Robbins*          President, Chief Executive Officer and Director
            Thomas A. Swank*          Senior Vice President, Chief Operating Officer, and Director
            J. Michael Keefer*        Senior Vice President, General Counsel, Secretary and Director
            David J. Keith*           Senior Vice President and Chief Information Officer
            Michael G. Odlum*         Senior Vice President and Chief Investment Officer
            Kalman Bakk, Jr.*         Senior Vice President
            Amy J. Lee*               Vice President, Associate General Counsel, and
                                      Assistant Secretary
            Thomas R. Kaehr*          Vice President, Controller and Treasurer
            Carmen R. Hill*           Assistant Vice President and Chief Compliance Officer

            *Located at One Security Benefit Place, Topeka, Kansas 66636.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

              The Depositor, Security Benefit Life Insurance Company ("SBL"), is owned by Security Benefit Corporation through the ownership of all of the issued and outstanding shares of common stock of SBL. Security Benefit Corporation is wholly owned by Security Benefit Mutual Holding Company (SBMHC), which in turn is controlled by SBL policyholders. As of December 31, 2006, no one person holds more than approximately 0.0003% of the voting power of SBMHC. The Registrant is a segregated asset account of SBL.

              The following chart indicates the persons controlled by or under common control with SBL Variable Annuity Account XIV or SBL:


                                                                                               Percent of Voting
                                                                                               Securities Owned
                                                                        Jurisdiction of            by SBMHC
                                       Name                              Incorporation     (directly or indirectly)
                                       ----                              -------------      -----------------------

              Security Benefit Mutual Holding Company                       Kansas                    ---
              (Holding Company)

              Security Benefit Corporation (Holding Company)                Kansas                   100%


                                                                                               Percent of Voting
                                                                                               Securities Owned
                                                                        Jurisdiction of            by SBMHC
                                       Name                              Incorporation     (directly or indirectly)
                                       ----                              -------------      -----------------------

              Security Benefit Life Insurance Company (Stock Life           Kansas                   100%
              Insurance Company)

              6th Avenue Investment Management Company, LLC                 Kansas                   100%
              (Investment Adviser)

              Security Distributors, Inc. (Broker/Dealer, Principal         Kansas                   100%
              Underwriter of Mutual Funds)

              Security Investments Corporation (Service Company)            Kansas                   100%

              se(2), inc. (Third Party Administrator)                       Kansas                   100%

              Security Benefit Academy, Inc. (Daycare Company)              Kansas                   100%

              Security Financial Resources, Inc.                            Kansas                   100%
              (Financial Services)

              Security Financial Resources Collective Investments,         Delaware                  100%
              LLC (Private Fund)

              First Security Benefit Life Insurance and Annuity            New York                  100%
              Company of New York
              (Stock Life Insurance Company)

              Brecek & Young Advisors, Inc.                               California                 100%

              Brecek & Young Financial Services Group of Montana,           Montana                  100%
              Inc.

              Brecek & Young Financial Services Group of Nevada, Inc.       Nevada                   100%

              Brecek & Young Financial Group Insurance Agency of             Texas                   100%
              Texas, Inc.

              SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, and IV, SBL Variable Universal Life Insurance Account, Security Varilife Separate Account, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XI, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account.

              Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. As of December 31, 2006, the approximate percentage of ownership by the separate accounts for each company was as follows:

                   Security Income Opportunity Fund........... 46.73%
                   SBL Fund...................................   100%

Item 27.      Number of Contract Owners

              As of February 28, 2007 there were 1,103 owners of Variflex LS Non-Qualified Contracts and 1,480 owners of Variflex LS Qualified Contracts.

Item 28.      Indemnification

              The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

              The Articles of Incorporation include the following provision:

                         (a) No director of the Corporation shall be liable to
                  the Corporation or its stockholders for monetary damages for breach of his of her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17-6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

                         (b) Any repeal or modification of the foregoing
                  paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

              Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.      Principal Underwriter

(a)(1) Security Distributors, Inc. ("SDI"), an affiliate of SBL, acts as distributor for:

                    SBL Variable Annuity Account I
                    SBL Variable Annuity Account III
                    SBL Variable Annuity Account IV
                    Security Varilife Separate Account (Security Elite Benefit) Security Varilife Separate Account (Security Varilife)
                    SBL Variable Life Insurance Account (Varilife)
                    Variable Annuity Account IX
                    Account XVI
                    Parkstone Advantage Variable Annuity
                    Variflex Separate Account (Variflex)
                    Variflex Separate Account (Variflex ES)
                    Variable Annuity Account VIII (Variflex Extra Credit) Variable Annuity Account VIII (Variflex LS)
                    Variable Annuity Account VIII (Variflex Signature)
                    Variable Annuity Account XI (Scarborough Advantage Variable
                      Annuity)
                    SBL Variable Annuity Account XIV (AdvisorDesigns Variable
                      Annuity)
                    SBL Variable Annuity Account XIV (AEA Variable Annuity)
                    SBL Variable Annuity Account XIV (AdvanceDesigns Variable
                      Annuity)
                    SBL Variable Annuity Account XIV (EliteDesigns Variable
                      Annuity)
                    SBL Variable Annuity Account XIV (NEA Valuebuilder)
                    SBL Variable Annuity Account XIV (NEA Valuebuilder
                      Retirement Income Director Variable Annuity)
                    SBL Variable Annuity Account XIV (SecureDesigns Variable
                      Annuity)
                    SBL Variable Annuity Account XIV (Security Benefit Advisor
                      Variable Annuity)
                    SBL Variable Annuity Account XVII (Classic Strategies
                      Variable Annuity)
                    SBL Variable Annuity Account XVII (ThirdFed Variable
                      Annuity)

            (a)(2) SDI acts as distributor for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York ("FSBL"):

                    Variable Annuity Account A (AdvisorDesigns Variable
                      Annuity)
                    Variable Annuity Account A (EliteDesigns Variable Annuity) Variable Annuity Account B (SecureDesigns Variable Annuity) Variable Annuity Account B (AdvanceDesigns Variable Annuity)


            (a)(3)  SDI acts as distributor for the following funds:

                    Security Equity Fund
                    Security Income Fund
                    Security Large Cap Value Fund
                    Security Mid Cap Growth Fund
                    SBL Fund

                    Security Financial Resources Collective Investments, LLC


            (a)(4) SDI acts as principal underwriter for the following Commonwealth Annuity and Life Insurance Company Separate
                    Accounts:

                    VEL Account
                    VEL II Account
                    VEL III Account
                    Separate Account III
                    Select Separate Account II
                    Inheiritage Account
                    Group VEL Account
                    Separate Account IMO
                    Separate Account FUVUL
                    Separate Account KGC
                    Separate Account KG
                    Separate Account VA-P
                    Separate Account VA-K
                    Separate Account VA-K - Delaware Medallion Annuity Contracts Allmerica Select Separate Account
                    Fulcrum Separate Account

            (a)(5) SDI acts as principal underwriter for the following First Allmerica Financial Life Insurance Company Separate Accounts:

                    VEL II Account
                    Separate Account SPVL
                    Allmerica Select Separate Account II
                    Inheiritage Account
                    Group VEL Account
                    Separate Account IMO
                    Separate Account KG
                    Separate Account KGC
                    Separate Account VA-P
                    Separate Account VA-K
                    Separate Account VA-K - Delaware Medallion Annuity Contracts Allmerica Select Separate Account
                    Fulcrum Separate Account

            (a)(6) SDI acts as principal underwriter for the following Nationwide Life Insurance Separate Accounts:

                    Nationwide Multi-Flex Variable Account
                    Nationwide Variable Account 9


            (b)     Name and Principal                 Position and Offices
                    Business Address*                    with Underwriter
                    ------------------                 ------------------
                    Gregory J. Garvin                  President and Director
                    Michael G. Odlum                   Vice President and Director
                    Thomas R. Kaehr                    Treasurer


            (b)     Name and Principal                 Position and Offices
                    Business Address*                    with Underwriter
                    ------------------                 ------------------
                    Amy J. Lee                         Secretary and Chief Compliance
                                                        Officer
                    Brenda M. Harwood                  Vice President , Assistant
                                                        Treasurer and Director
                    Richard M. Goldman                 Director
                    (Connecticut Business Center
                    6 Landmark Square #471
                    Stamford, CT 06901-2704)
                    Christopher D. Swickard            Assistant Secretary
                    Carmen R. Hill                     Assistant Vice President

                    *One Security Benefit Place, Topeka, Kansas 66636-0001,
                     except as indicated.

              (c) Not applicable.

Item 30.      Location of Accounts and Records

              All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31.      Management Services

              All management contracts are discussed in Part A or Part B.

Item 32.      Undertakings

              (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

              (b) Registrant undertakes that it will include as part of the Variflex LS contract application a space that an applicant can check to request a Statement of Additional Information.

              (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

              (d) SBL, sponsor of the unit investment trust, SBL Variable Annuity Account VIII, hereby represents that it is relying upon the American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

              (e) Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

              (f) Depositor represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) - (d) of that Rule.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2007.


      Security Benefit Life Insurance Company -
      SBL Variable Annuity Account XIV
      (The Registrant)

By:                            /s/ KRIS A. ROBBINS
      ---------------------------------------------------------------------
      Kris A. Robbins, President, Chief Executive Officer and Director

      Security Benefit Life Insurance Company
      (The Depositor)

By:                            /s/ KRIS A. ROBBINS
      ---------------------------------------------------------------------
      Kris A. Robbins, President, Chief Executive Officer and Director


As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                              SIGNATURES AND TITLES

By:  /s/ Kris A. Robbins
     -----------------------------
Kris A. Robbins, President, Chief Executive
   Officer and Director
Date: April 27, 2007

By:  /s/ Thomas A. Swank
     -----------------------------
Thomas A. Swank, Senior Vice President,
   Chief Operating Officer, and Director
Date: April 27, 2007

By: /s/ J. Michael Keefer
     -----------------------------
J. Michael Keefer, Senior Vice President,
   General Counsel, Secretary and Director
Date: April 27, 2007


By: /s/ Thomas R. Kaehr
     -----------------------------
Thomas R. Kaehr, Vice President, Controller
   and Treasurer
Date: April 27, 2007

                                  EXHIBIT INDEX


  (1)    None

  (2)    None

  (3)    (a) None
         (b) None
         (c) None
         (d) None
         (e) None
         (f) None
         (g) None

  (4)    (a) None
         (b) None
         (c) None
         (d) None
         (e) None
         (f) None
         (g) None
         (h) None
         (i) None
         (j) None
         (k) None

  (5)    None

  (6)    (a) None
         (b) None

  (7)    None

  (8)    (a) None
             (i)  None
             (ii) None
         (b) None
         (c) None
             (i) None
         (d) None
         (e) None
         (f) None
             (i) None
         (g) None
             (i)  None
             (ii) None
         (h) None
             (i)  None
         (i) None
         (j) None
             (i)  None
             (ii) None
         (k) None
             (i)  None
         (l) None
         (m)    Information Sharing Agreement - AIM
         (n)    Information Sharing Agreement - American Century
         (o)    Information Sharing Agreement - Dreyfus
         (p)    Information Sharing Agreement - Legg Mason
         (q)    Information Sharing Agreement - MFS
         (r)    Information Sharing Agreement - Neuberger Berman
         (s)    Information Sharing Agreement - Oppenheimer
         (t)    Information Sharing Agreement - PIMCO
         (u)    Information Sharing Agreement - Royce
         (v)    Information Sharing Agreement - Rydex
         (w)    Information Sharing Agreement - Van Kampen
         (x)    None

  (9)    None

  (10)   (a)    Consent of Independent Registered Public Accounting Firm
         (b)    Consent of Counsel

  (11)   None

  (12)   None

  (13)   None